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                                                               EXECUTION VERSION
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                           MASTER REPURCHASE AGREEMENT
                             SEPTEMBER 1996 VERSION

                                                       Dated as of July 13, 2005

Among:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,

                                        as Buyer

                                        NRFC WA HOLDINGS, LLC,

                                        as Seller

                                        and

                                        NORTHSTAR REALTY FINANCE CORP.,

                                        as Guarantor

1. APPLICABILITY

     From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I and Annex II hereto and in any other annexes identified herein or therein as applicable hereunder.

2. DEFINITIONS

     (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the
     Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C)
     is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

(b)  "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

(c)  "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the
     Repurchase Price for such Transaction as of such date;

(d)  "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage)
     agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased
     Securities on the Purchase Date by the Purchase Price on the Purchase Date
     for such Transaction;

(e)  "Confirmation", the meaning specified in Paragraph 3(b) hereof;

(f)  "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

(g)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

(h)  "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

(i)  "Margin Notice Deadline", the time agreed to by the parties in the relevant
     Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market price);

(j)  "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein
     (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date
     (unless contrary to market practice for such Securities);

(k)  "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such
     Transaction to the Purchase Price for such Transaction on a 360 day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

(l)  "Pricing Rate", the per annum percentage rate for determination of the
     Price Differential;

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(m)  "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal (or, if more than one such rate is published; the average of such rates);

(n)  "Purchase Date", the date on which Purchased Securities are transferred by
     Seller to Buyer;

(o)  "Purchase Price", (i) on the Purchase Date, the price at which Purchased
     Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b)
     hereof and decreased by the amount of any cash transferred by Seller to
     Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

(p)  "Purchased Securities", the Securities transferred by Seller to Buyer in a
     Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional
     Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

(q)  "Repurchase Date", the date on which Seller is to repurchase the Purchased
     Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

(r)  "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of
     the date of such determination.

(s)  "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the
     Repurchase Price for such Transaction as of such date;

(t)  "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage)
     agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased
     Securities on the Purchase Date by the Purchase Price on the Purchase Date
     for such Transaction.

3. INITIATION; CONFIRMATION; TERMINATION

(a)  An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the
     Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

(b)  Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The
     Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase
     Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the
     Transaction is to be terminable on demand, (iv) the Pricing Rate or
     Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this
     Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the

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     Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this
     Agreement, this Agreement shall prevail.

(c)  In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase
     Price to an account of Buyer.

4. MARGIN MAINTENANCE

(a)  If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as
     Buyer is less than the aggregate Buyer's Margin Amount for all such
     Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to
     Buyer cash or additional Securities reasonably acceptable to Buyer
     ("Additional Purchased Securities"), so that the cash and aggregate Market
     Value of the Purchased Securities, including any such Additional Purchased
     Securities, will thereupon equal or exceed such aggregate Buyer's Margin
     Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

(b)  If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as
     Seller exceeds the aggregate Seller's Margin Amount for all such
     Transactions at such time (a "Margin Excess"), then Seller may by notice to
     Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any
     Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin
     Excess as of such date arising from any Transactions in which the Seller is acting as Buyer).

(c)  If any notice is given by the Buyer or Seller under subparagraph (a) or (b)
     of this paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional
     Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

(d)  Any cash transferred pursuant to this Paragraph shall be attributed to such
     Transactions as shall be agreed upon by Buyer and Seller.

(e)  Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a
     Margin Deficit or Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such
     Transactions (which amount or percentage shall be agreed to by Buyer and
     Seller prior to entering into any such Transactions).

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(f)  Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a
     Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other
     Transaction outstanding under this Agreement).

5. INCOME PAYMENTS

     Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the
     Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6. SECURITY INTEREST

     Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all
     Income thereon and other proceeds thereof.

7. PAYMENT AND TRANSFER

     Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a
     Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8. SEGREGATION OF PURCHASED SECURITIES

     To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement.
     Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased
     Securities shall pass to Buyer on the Purchases Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased
     Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or
     11 hereof, or of Buyer's obligation to credit or pay Income to, or apply
     Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE
PURCHASED SECURITIES

     Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that
     Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that
     Buyer's securities are commingled with Seller's securities, they [will]*
     [may]** be subject to liens granted by Seller to [its clearing bank]*
     [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to
     Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
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     *Language to be used under 17 C.F.R. Section 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

     **Language to be used under 17 C.F.R. Section 403.5(d) if Seller is a financial institution.

9. SUBSTITUTION

(a)  Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted
     Securities shall be deemed to be Purchased Securities.

(b)  In Transactions in which the Seller retains custody of Purchased
     Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for
     Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased
     Securities for which they are substituted.

10. REPRESENTATIONS

     Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the
     Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the
     Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the
     Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction
     Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11. EVENTS OF DEFAULT

     In the event that (i) Seller fails to transfer or Buyer fails to purchase
     Purchased Securities upon the applicable Purchase Date, (ii) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (iii) Seller or Buyer fails to comply with

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     Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

(a)  The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of
     Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase
     Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an
     Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

(b)  In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased
     Securities, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased
     Securities subject to such Transactions then in the defaulting party's possession or control.

(c)  In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase
     Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

(d)  If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

     (i)  as to Transactions in which the defaulting party is acting as Seller,
          (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all
          Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such
          Purchased Securities, to give the defaulting party credit for such
          Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing (ask/offer) quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

     (ii) as to Transactions in which the defaulting party is acting as Buyer,
          (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory,

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          securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

     Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any
     Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities).

(e)  As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for
     Replacement Securities over the Repurchase Price for such Purchased
     Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

(f)  For purposes of this Paragraph 11, the Repurchase Price for each
     Transaction hereunder in respect of which the defaulting party is acting as
     Buyer shall not increase above the amount of such Repurchase Price for such
     Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this
     Paragraph.

(g)  The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of
     Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, dam-age, cost or expense directly arising or resulting from the occurrence of an Event of
     Default in respect of a Transaction.

(h)  To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h)
     shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

(i)  The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12. SINGLE AGREEMENT

     Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other.
     Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that

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     each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any
     Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13. NOTICES AND OTHER COMMUNICATIONS

     Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger, or otherwise to the address specified in Annex I to hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14. ENTIRE AGREEMENT; SEVERABILITY

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15. NON-ASSIGNABILITY; TERMINATION

(a)  The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

(b)  Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16. GOVERNING LAW

     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17. NO WAIVERS, ETC.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Paragraph 4(a) or
     4(b) hereof will not constitute a waiver of any right to do so at a later date.

18. USE OF EMPLOYEE PLAN ASSETS

(a)  If assets of an employee benefit plan subject to any provision of the
     Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan

                                        9

     Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

(b)  Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to
     Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c)  By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in
     Seller's financial condition which Seller has not disclosed to Buyer, and
     (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is the Seller in any outstanding Transaction involving a Plan Party.

19. INTENT

(a)  The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code,
     as amended (except insofar as the type of Securities subject to such
     Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
     Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(b)  It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title
     11 of the United States Code, as amended.

(c)  The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit
     Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a
     "qualified financial contract," as that term is defined in the FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(d)  It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance
     Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a
     "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

20. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

     The parties acknowledge that they have been advised that:

(a)  in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
     Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the
     Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do
     not protect the other party with respect to any Transaction hereunder;

                                       10

(b)  in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

(c)  in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a
     Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union
     Share Insurance Fund, as applicable.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                       11

     IN WITNESS WHEREOF, the parties have executed this Master Repurchase
Agreement by their duly authorized signatories as of the date hereof.

THE BUYER:                           WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, a national banking association

                                     By: /s/ Joe Cannon
                                         ---------------------------------------
                                     Name: Joe Cannon
                                           -------------------------------------
                                     Title: Associate
                                            ------------------------------------

                                     Wachovia Bank, National Association
                                     One Wachovia Center, Mail Code: NC0166
                                     301 South College Street
                                     Charlotte, North Carolina 28288
                                     Attention:        Marianne Hickman
                                     Facsimile No.:    (704) 715-0066
                                     Confirmation No.: (704) 715-7818

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                       12

THE SELLER:                          NRFC WA HOLDINGS, LLC,
                                     a Delaware limited liability company

                                     By: /s/ Daniel R. Gilbert
                                         ---------------------------------------
                                     Name: Daniel R. Gilbert
                                           -------------------------------------
                                     Title: Executive VP
                                            ------------------------------------

                                     Address for Notices:

                                     NRFC WA Holdings, LLC
                                     c/o NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:        Mark E. Chertok
                                                       Richard McCready
                                                       Daniel R. Gilbert

                                     Facsimile No.:    (212) 208-2651
                                                       (212) 319-4558
                                     Confirmation No.: (212) 319-2618
                                                       (212) 319-2623
                                                       (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York 10022
                                     Attention:        Robert J. Grados, Esq.
                                     Facsimile No.:    (212) 230-7830
                                     Confirmation No.: (212) 318-6923

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                       13

THE GUARANTOR:                       NORTHSTAR REALTY FINANCE CORP.,
                                     a Maryland corporation

                                     By: /s/ Daniel R. Gilbert
                                         ---------------------------------------
                                     Name: Daniel R. Gilbert
                                           -------------------------------------
                                     Title: Executive VP
                                            ------------------------------------

                                     Address for Notices:

                                     NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:        Mark E. Chertok
                                                       Richard McCready
                                                       Daniel R. Gilbert
                                     Facsimile No.:    (212) 208-2651
                                                       (212) 319-4558
                                     Confirmation No.: (212) 319-2618
                                                       (212) 319-2623
                                                       (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York  10022
                                     Attention:        Robert J. Grados, Esq.
                                     Facsimile No.:    (212) 230-7830
                                     Confirmation No.: (212) 318-6923

                                       14

                                     ANNEX I

                        SUPPLEMENTAL TERMS AND CONDITIONS

     This Annex I (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, "Annex I") forms a part of the Master Repurchase Agreement dated as of July 13, 2005 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the "Master Repurchase Agreement", and collectively with this
Annex I, the "Repurchase Agreement"), by and among WACHOVIA BANK, NATIONAL
ASSOCIATION, a national banking association, as the buyer (together with its successors and assigns, the "Buyer"), NRFC WA HOLDINGS, LLC, a Delaware limited liability company, as the seller (together with its successors and permitted assigns, the "Seller"), and NORTHSTAR REALTY FINANCE CORP., a Maryland
corporation, as the guarantor (together with its successors and permitted assigns, the "Guarantor"). To the extent that the terms of this Annex I conflict with the terms of the Master Repurchase Agreement, the terms of this Annex I shall control.

     1. DEFINITIONS.

     (a) Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement. Reference to any Paragraph refers to a paragraph under the Master Repurchase Agreement (as the same may be modified by this Annex I), and reference to any Section refers to a section of this Annex I to this Repurchase Agreement. In addition to the terms defined in the Preamble to this Annex I, the following additional terms shall apply to this
Repurchase Agreement:

"AAA IO": A AAA rated bond that is "interest only," including any such bond designated "X-C" or "X-P."

"Accepted Servicing Practices": With respect to each Purchased Item, those mortgage, mezzanine loan and/or secured lending servicing practices, as applicable, of prudent lending institutions that service Purchased Items of the same type, size and structure as such Purchased Items in the jurisdiction where the related Underlying Mortgaged Property is located, as applicable, but in any event, (i) in accordance with the terms of the Repurchase Documents and
Applicable Law, (ii) without prejudice to the interests of the Buyer, (iii) with a view to the maximization of the recovery on such Purchased Items on a net present value basis, and (iv) without regard to (A) any relationship that the
Seller, the Guarantor and any Affiliate of the foregoing may have with the related Borrower, mortgagor, the Seller, any servicer, any PSA Servicer or any other party to the Repurchase Documents, the Mortgage Loan Documents or any
Affiliate of any of the foregoing; (B) the right of the Seller, the Guarantor or any Affiliate of the foregoing to receive compensation or other fees for its services rendered pursuant to this Repurchase Agreement, the Repurchase
Documents or any other document or agreement; (C) the ownership, servicing or management by the Seller, the Guarantor or any Affiliate of the foregoing for others of any other mortgage loans or mortgaged property; (D) any obligation of the Seller, the Guarantor or any Affiliate of the foregoing to repurchase or substitute a Purchased Item; (E) any obligation of the Seller, the Guarantor or any Affiliate of the foregoing to cure a breach of a representation and warranty with respect to a Purchased Item; and (F) any debt the Seller, the Guarantor or any Affiliate has extended to any Borrower, mortgagor or any Affiliate of such
Borrower or mortgagor.

"Account Agreement": A letter agreement among the Seller, the Buyer and Wachovia in the form of Exhibit III attached hereto.

                                    Annex I-1

"Accrual Period": With respect to the first Payment Date, the period from and including the applicable Purchase Date to but excluding such first Payment Date, and, with respect to any subsequent Payment Date, the period from and including the previous Payment Date to but excluding such subsequent Payment Date.

"Act of Insolvency": With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in respect of such
Person or any substantial part of its Property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its Property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days;
or (b) the commencement by such Person of a voluntary case under any applicable
Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such
Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

"Additional Amount": Defined in Paragraph 3(j)(i) of this Repurchase Agreement.

"Additional Purchased Asset": An Eligible Asset transferred to the Buyer in a satisfaction of a Margin Deficit pursuant to Paragraph 4(a) of this Repurchase
Agreement, which Additional Purchased Asset shall satisfy all requirements of, and be transferred in accordance with the provisions of, this Repurchase
Agreement.

"Adjusted Eurodollar Rate": For any Eurodollar Period, a rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary) to the nearest 1/100 of 1%, (i) the numerator of which is equal to the Eurodollar Rate for such Eurodollar Period and (ii) the denominator of which is equal to 100%
minus the Eurodollar Reserve Percentage for such Eurodollar Period.

"Advance Rate": With respect to a Mortgage Asset of a certain Class and, as applicable, the applicable Type of Underlying Mortgaged Property, the "Maximum
Advance Rate" set forth in the applicable column on Schedule 1 to the Fee
Letter.

"Affected Party": The Buyer and all assignees, pledgees and participants of the
Buyer.

"Affiliate": With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such
Person, or is a director of such Person. For purposes of this definition,
"control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement": Means, when referred to in the Master Repurchase Agreement, this
Repurchase Agreement.

"Aggregate Unpaids": At any time, an amount equal to the sum of the aggregate
Purchase Price outstanding for all Transactions, the aggregate Price
Differential outstanding, the aggregate Margin Deficits outstanding, Breakage
Costs (if any), Increased Costs (if any), Taxes (if any), Additional

                                    Annex I-2

Amounts (if any), Late Payment Fees (if any), any fee due under any fee letter
(including, without limitation, the Fee Letter and the Custodial Fee Letter) and all other amounts owed by the Seller or any other Person to the Buyer, any
Affected Party or any other Person under or with respect to this Repurchase
Agreement, the Repurchase Documents or any Transaction entered into pursuant thereto (whether due or accrued).

"ALTA": The American Land Title Association.

"Applicable Law": For any Person or Property of such Person, all existing and future applicable laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority
(including, without limitation, usury laws, the Federal Truth in Lending Act, as amended from time to time, and Regulation Z and Regulation B of the Board of
Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

"Asset File Checklist": Defined in the Custodial Agreement.

"Asset Schedule and Exception Report": Defined in the Custodial Agreement.

"Asset Value": As of any date of determination for each Eligible Asset or
Purchased Asset, as applicable, with respect to a Mortgage Asset of a certain
Class, the lesser of (a) the product of the Book Value of such Eligible Asset times the Advance Rate applicable thereto and (b) the product of the Market
Value of such Eligible Asset or Purchased Asset, as applicable, times the
Advance Rate, taking into account the LTV percentages applicable to such
Mortgaged Asset (if any) set forth on Schedule 1 to the Fee Letter; provided, however, the Asset Value may be reduced in the Buyer's discretion by an amount determined by the Buyer in its discretion (which amount may, in the Buyer's discretion, be reduced to zero (0)), with respect to each Mortgage Asset or
Purchased Asset, as applicable (A) in respect of which one (1) or more eligibility requirements set forth in Schedule 1 to this Repurchase Agreement is not satisfied in any respect (assuming each such criteria is determined as of the date the Asset Value is determined), in each case without regard to the
Seller's knowledge or lack of knowledge thereof and without regard to the
Seller's representations or warranties with respect to its knowledge or lack of knowledge thereof, and, in the Buyer's determination in its discretion, the same impacts, impairs or affects the Market Value or Book Value of such Mortgage
Asset or Purchased Asset, (B) in respect of which the complete Mortgage Asset
File has not been delivered to the Custodian within the time period required by the Custodial Agreement, (C) which is a Table Funded Purchased Asset in respect of which the Mortgage Asset File has not been delivered to the Custodian within three (3) Business Days following the Purchase Date, or (D) which has been released from the possession of the Custodian under the Custodial Agreement to the Seller or an Affiliate for a period in excess of twenty (20) calendar days.

"Assignment": The transfer of all of the Seller's rights and interests under an
Eligible Asset pursuant to an assignment agreement among the Seller and the
Buyer, which agreement shall be in the form of Exhibit IX and is otherwise satisfactory to the Buyer in its discretion.

"Assignment of Leases": With respect to any Mortgage, an assignment of leases thereunder, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the Underlying Mortgaged
Property is located to reflect the assignment of leases to the Buyer.

"Assignment of Mortgage": With respect to any Mortgage, an assignment of the
Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein

                                    Annex I-3

the related Underlying Mortgaged Property is located to reflect the assignment of the Mortgage to the Buyer.

"Availability": At any time, an amount equal to the positive excess (if any) of
(a) the Maximum Amount minus (b) the aggregate Purchase Price outstanding for all Transactions on such day; provided, however, the Availability shall be zero
(0) (i) on and after the occurrence of the Commitment Expiration Date (including any extensions thereof), (ii) while a Margin Deficit is outstanding, or (iii)
after an Event of Default has occurred and is continuing.

"Bailee": With respect to each Table Funded Purchased Asset, the related title company, attorney or settlement agent, in each case, approved in writing by the
Buyer in its discretion.

"Bailee Agreement": The Bailee Agreement among the Seller, the Buyer and the
Bailee in the form of Annex 13 to the Custodial Agreement.

"Bailee's Trust Receipt": A Trust Receipt in the form of Attachment 2 to the
Bailee Agreement.

"Bankruptcy Code": The United States Bankruptcy Reform Act of 1978 (11
U.S.C. Section 101, et seq.), as amended from time to time.

"Base Rate": On any date, a fluctuating rate per annum equal to the lesser of
(a) the Prime Rate or (b) the Federal Funds Rate, plus 1.0%.

"Basic Mortgage Asset Files": Defined in the Custodial Agreement.

"Book Value": With respect to any Mortgage Asset at any time, an amount, as certified by the Seller, equal to the lesser of (a) face or par value and (b)
the price that the Seller initially paid or advanced for or in respect of such
Mortgage Asset, as such Book Value may be marked down by the Seller from time to time, including, as applicable, from any loss/price adjustments, less an amount equal to the sum of all principal payments, prepayments or paydowns paid and realized losses recognized relating to such Mortgage Asset; provided, however, any such markdowns or adjustments must be made in good faith and shall be disclosed contemporaneously therewith in writing to the Buyer, which mark downs or adjustments, without a corresponding payment and application of principal, may result in a Margin Deficit.

"Borrower": Collectively (and individually as the context may expressly provide or require), the borrowers, obligors or debtors under a Mortgage Asset, including, but not limited to, any guarantor thereof, the borrowers, obligors or debtors of any debt, including any guarantor thereof, senior to the Mortgage
Asset, including obligors, debtors and guarantors with respect to the debt secured by any Underlying Mortgaged Property, and any Person that has not signed the related Mortgage Note, Junior Interest Note or other note, certificate or instrument but owns an interest in the related Underlying Mortgaged Property, which interest has been encumbered to secure such Mortgage Asset.

"Borrower Reserve Payments": Any payments made by a Borrower under the applicable Mortgage Loan Documents which, pursuant to the terms of such Mortgage
Loan Documents, are required to be deposited into escrow or into a reserve to be used for a specific purpose (e.g., tax and insurance escrows).

"Breakage Costs": Any amount or amounts as shall compensate the Buyer or any
Affected Party for any loss, cost or expense incurred by the Buyer or any
Affected Party (as determined by the Buyer in its discretion) as a result of a prepayment by the Seller or the Guarantor of all or any portion of any
Repurchase Price and any losses, costs and/or expenses that the Buyer or any
Affected Party may sustain

                                    Annex I-4

or incur arising from the reemployment of funds obtained by the Buyer or any
Affected Party hereunder or from fees payable to terminate the deposits from which such funds were obtained.

"Bridge Loan": A performing Whole Loan that is otherwise an Eligible Asset except that the Underlying Mortgaged Property is not stabilized or is otherwise considered to be in a transitional state, which exceptions shall be disclosed in writing to the Buyer and such exceptions must be acceptable to the Buyer in its discretion, which acceptance may, in the Buyer's discretion, be conditioned on additional terms, conditions and requirements with respect to such Bridge Loan.

"Business Day": Any day other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in Charlotte, North Carolina, and (b) if the term "Business Day" is used in connection with the determination of the
Eurodollar Rate, dealings in United States dollar deposits are carried on in the
London interbank market.

"Buyer's Account": The account of the Buyer identified on Schedule 2.

"Capital Lease Obligations": For any Person and its Consolidated Subsidiaries,
all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this
Repurchase Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

"Capital Stock": With respect to any Person, any share of capital stock of (or other ownership, equity or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership, equity or profit interests in)
such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership, equity or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such
Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

"Cash Collateral": The cash received by the Buyer in satisfaction of a Margin
Deficit or as Income on Purchased Assets.

"Cash Equivalents": As to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United
States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits or certificates of deposit of any commercial bank incorporated under the laws of the United States or any state thereof, of recognized standing having capital and unimpaired surplus in excess of $1,000,000,000 and whose short-term commercial paper rating at the time of acquisition is at least A-1 or the equivalent thereof by S&P or at least
P-1 or the equivalent thereof by Moody's (any such bank, an "Approved Bank"), with such deposits or certificates having maturities of not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
(i) and (ii) above entered into with any Approved Bank, (iv) commercial paper or finance company paper issued by any Person incorporated under the laws of the
United States or any state thereof and rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, and in each case maturing not more than one year after the date of acquisition, and (v)
investments in money market funds that are registered under the 40 Act, which have net assets of at least $1,000,000,000 and at least 85% of

                                    Annex I-5

whose assets consist of securities and other obligations of the type described in clauses (i) through (iv) above. All such Cash Equivalents must be denominated solely for payment in Dollars.

"Class": With respect to a Mortgage Asset, such Mortgage Asset's classification as a Whole Loan, a Junior Interest, a Mezzanine Loan, a Bridge Loan, a CMBS
Security, a CTL Loan, a Subordinate CTL Loan or Senior Secured Bank Debt.

"Closing Date": July 13, 2005.

"CMBS Security": A performing fixed or floating rate mortgage-backed pass-through certificate, representing a beneficial ownership interest in one or more first lien mortgage loans secured by Commercial Real Estate, rated by at least two (2) Rating Agencies as AAA (including AAA IO), AA+, AA, AA-, A+, A,
A-, BBB+, BBB, BBB-, BB+, BB, BB-, B+, B or B-.

"Code": The Internal Revenue Code of 1986, as amended from time to time.

"Collection Account": The deposit account identified on Schedule 2 established in the name of the Buyer into which all Income and Cash Collateral shall be deposited, which account shall be subject to the Account Agreement. Funds in the
Collection Account may be invested at the direction and in the discretion of the
Buyer in Permitted Investments for the benefit of the Seller.

"Commercial Real Estate": Any real estate included in the definition of Type.

"Commercial Real Estate Loan": Any loan secured directly or indirectly by
Commercial Real Estate or, as applicable, ownership interests in an entity that owns directly or indirectly Commercial Real Estate.

"Commitment Expiration Date": The earlier of (a) the date that is 364 days immediately following the Closing Date, as the same may be extended in accordance with the terms of Paragraph 3(d) of this Repurchase Agreement, or (b)
the Business Day designated by the Seller to the Buyer as the expiration date at any time following two (2) Business Days' prior written notice to the Buyer.

"Commitment Fee": The "Commitment Fee" payable under the Fee Letter.

"Commitment Period": The period commencing on the Closing Date and terminating on the Commitment Expiration Date, as such Commitment Expiration Date may be extended in accordance with Paragraph 3(d) of this Repurchase Agreement.

"Compliance Certificate": Defined in Section 3(b)(vi) of this Repurchase
Agreement.

"Confirmation": A purchase confirmation in the form attached to this Repurchase
Agreement as Exhibit B duly executed, completed and delivered by the Seller in accordance with the provisions of Paragraph 3(a)(iii) of this Repurchase
Agreement.

"Consolidated Adjusted EBITDA": For any period, with respect to any Person, the sum, without duplication, for such period of (a) the Net Income of such Person and its Consolidated Subsidiaries determined on a consolidated basis for such period, (b) the sum of the provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Net
Income for such Person and its Consolidated Subsidiaries, (c) amounts deducted in accordance with GAAP in respect of other non-cash expenses in determining such Net Income for such Person and its Consolidated Subsidiaries and (d) the amount of any aggregate net loss (or minus the amount of any gain)

                                    Annex I-6

during such period arising from the sale, exchange or other disposition of capital assets by such Person and its Consolidated Subsidiaries determined on a consolidated basis.

"Consolidated Subsidiaries": An as of any date and for any Person, any
Subsidiary or other entities that are consolidated with such Person in accordance with GAAP.

"Contingent Liabilities": Means, with respect to any Person and its Consolidated
Subsidiaries (without duplication): (i) liabilities and obligations (including any Guarantee Obligations) of such Person, any Subsidiary or any other Person in respect of "off-balance sheet arrangements" (as defined in the SEC Off-Balance
Sheet Rules), (ii) any obligation, including, without limitation, any Guarantee
Obligation, whether or not required to be disclosed in the footnotes to such
Person's financial statements, guaranteeing partially or in whole any
Non-Recourse Indebtedness, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion, environmental indemnities and guarantees of customary carve-out matters made in connection with Non-Recourse Indebtedness, such as (but not limited to) fraud, misappropriation, bankruptcy and misapplication) which have not yet been called on or quantified, of such Person or of any other Person, and
(iii) any forward commitment or obligation to fund or provide proceeds with respect to any loan or other financing which is obligatory and non-discretionary on the part of the lender. The amount of any Contingent Liabilities described in clause (ii) shall be deemed to be, (a) with respect to a guarantee of interest or interest and principal, or operating income guarantee, the sum of all payments required to be made thereunder (which, in the case of an operating income guarantee, shall be deemed to be equal to the debt service for the note secured thereby), through, (x) in the case of an interest or interest and principal guarantee, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (y) in the case of an operating income guarantee, the date through which such guarantee will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of such Person. As used in this definition, the term "SEC Off-Balance Sheet
Rules" means the Disclosure in Management's Discussion and Analysis About
Off-Balance Sheet Arrangements and Aggregate Contractual Obligations, Securities
Act Release Nos. 33-8182; 34-47264; FR-67 International Series Release No. 1266
File No. S7-42-02, 68 Fed. Reg. 5982 (Feb. 5, 2003) (codified at 17 CFR pts.
228, 229 and 249).

"Contractual Obligation": With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such
Person is a party or by which it or any of its Property is bound or is subject.

"CTL Loan": A performing Whole Loan secured by a first priority perfected security interest in Commercial Real Estate 100% leased under a Credit Tenant
Lease to, or guaranteed in full by, a Credit Tenant and all payments due under such Credit Tenant Lease, and such CTL Loan satisfies such additional underwriting criteria and other terms, conditions and requirements as the Buyer may require in its discretion.

"Credit Tenant": The tenant or guarantor under a Credit Tenant Lease with a credit rating of BBB- or better by at least two (2) Rating Agencies.

                                    Annex I-7

"Credit Tenant Lease": A financeable lease of Commercial Real Estate, which lease is a triple net lease (i.e., the tenant is responsible for all maintenance, insurance and taxes), a double net lease (i.e., the tenant is responsible for all taxes and insurance) or is a bondable lease.

"Current Appraisal": An appraisal dated within twelve (12) months of the date of determination; provided, however, (i) in the case of the valuation of an
Underlying Mortgaged Property, such appraisal shall be a FIRREA Appraisal and
(ii) in the case of the valuation of a Mortgage Asset, such appraisal shall be from a nationally recognized appraisal firm (other than the Seller, the
Guarantor or any Affiliate of the foregoing) (A) with substantial experience valuing assets similar in type, size and structure to the Mortgage Asset in question, (B) having substantial familiarity with the market for such Mortgage
Asset and (C) that is otherwise acceptable to the Buyer in its discretion.

"Custodial Agreement": That Custodial Agreement, dated as of even date herewith, by and among the Buyer, the Seller and the Custodian, as the same shall be amended, modified, waived, supplemented, extended, replaced or restated from time to time.

"Custodial Fee Letter": The Custodial Fee Letter (if any), dated as of even date herewith, among the Seller and the Custodian, as such letter may be amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Custodial Identification Certificate": Defined in the Custodial Agreement.

"Custodian": Wells Fargo Bank, National Association, and its successor in interest as the custodian under the Custodial Agreement, and any successor
Custodian under the Custodial Agreement.

"Debt Service Coverage Ratio" or "DSCR": With respect to any Mortgage Asset or
Purchased Asset, as applicable, as of any date of determination, for the period of time to be determined by the Buyer in its reasonable discretion (it being understood that it is the Buyer's intent to make the determination based on the period of twelve (12) consecutive complete calendar months preceding such date
(or, if such Mortgage Asset was originated less than twelve (12) months from the date of determination, the number of months from the date of origination), the ratio of (a) the aggregate Net Cash Flow in respect of the Underlying Mortgaged
Properties relating to such Mortgage Asset or Purchased Asset, as applicable, for such period to (b) the sum of (i) the aggregate amount of all amounts due for such period in respect of all Indebtedness that was outstanding from time to time during such period that is secured, directly or indirectly, by such
Underlying Mortgaged Properties (including, without limitation, by way of a pledge of the equity of the owner(s) of such Underlying Mortgaged Properties) or that is otherwise owing by the owner(s) of such Underlying Mortgaged Properties, including, without limitation, all scheduled principal and/or interest payments due for such period in respect of each Mortgage Asset or Purchased Asset, as applicable, that is secured or supported by such Underlying Mortgaged Properties plus (ii) the amount of all Ground Lease payments to be made in respect of such
Underlying Mortgaged Properties during such period, as any of the foregoing elements of DSCR may be adjusted by the Buyer as determined by the Buyer in its discretion; provided, however, that, with respect to Junior Interests, Mezzanine
Loans, Bridge Loans and Subordinate CTL Loans that are also Junior Interests or
Mezzanine Loans, all such calculations shall be made taking into account any senior or pari passu debt or other obligations, including debt or other obligations secured directly or indirectly by the applicable Underlying
Mortgaged Property; provided, further, however, the DSCR shall not be less than the Minimum DSCR.

"Default": Any event which, with, as applicable, the giving of notice or the lapse of time or both, would constitute an Event of Default.

                                    Annex I-8

"Defaulted Mortgage Asset": Any Mortgage Asset (a) that is ninety (90) days or more delinquent or (b) for which there is a non-monetary default (beyond any applicable notice and cure period) under the related Mortgage Loan Documents.

"Delinquent Mortgage Asset": A Mortgage Asset that is thirty (30) or more days, but less than ninety (90) days, delinquent under the related Mortgage Loan
Documents.

"Derivatives Contract": Any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement. Not in limitation of the foregoing, the term "Derivatives
Contract" includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and
Derivatives Association, Inc., any International Foreign Exchange Master
Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

"Derivatives Termination Value": Means, in respect of any one or more
Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivatives Contracts, (a) for any date on or after the date such Derivatives Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivatives
Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivatives
Contracts (which may include the Buyer).

"Dollars" and "$": Lawful money of the United States.

"Electronic Transmission": The delivery of information and executed documents in an electronic format acceptable to the applicable recipient thereof.

"Eligible Asset": A Mortgage Asset that, as of any date of determination, (i) is not a Defaulted Mortgage Asset or Delinquent Mortgage Asset; (ii) satisfies each of the eligibility criteria set forth on Schedule 1 hereto in all material respects; (iii) with respect to the portion of such Mortgage Asset to be acquired by the Buyer, the funding obligations have been satisfied in full and there is no unfunded commitment with respect thereto (unless otherwise approved by the Buyer in its discretion); (iv) has been approved in writing by the Buyer in its discretion; (v) has, to the extent applicable, an LTV not in excess of the Maximum LTV; (vi) has, to the extent applicable, a DSCR equal to or greater than the Minimum DSCR; (vii) is not a construction loan; (viii) is not a loan to an operating business (other than a hotel); (ix) the purchase of such Eligible
Asset will not violate any applicable Sub-Limit; (x) the Underlying Mortgage
Property and the Borrower and its Affiliates are domiciled in the United States;
and (xi) such Mortgage Asset is denominated and payable in Dollars; provided, however, notwithstanding a Mortgage Asset's failure to conform to the criteria set forth above (including, without limitation, a Mortgage Asset with a single or split rating by a Rating Agency), the Buyer may, in its discretion and subject to such terms, conditions and requirements and Advance Rate and Pricing
Spread adjustments as the Buyer may require in its discretion, designate in writing any such non-compliant Mortgage Asset as an Eligible Asset, which designation shall not be deemed a waiver of the requirement that all other
Purchased Assets and all other

                                    Annex I-9

Mortgage Assets submitted for purchase by the Buyer, whether existing or in the future, must be Eligible Assets.

"Engagement Letter": That certain letter agreement, dated as of June 2, 2005, among the Buyer and the Seller, as the same may be amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.

"Environmental Laws": Any and all Applicable Laws and all other foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or
Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of hazardous materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and
Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material
Transportation Act (49 U.S.C. Section 331 et seq.), the Resource Conservation
and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution
Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601
et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300, et seq.), the
Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act
(29 U.S.C. Section 651 et seq.), and the rules and regulations thereunder, each as amended, modified, waived, supplemented, extended, restated or replaced from time to time.

"Equity Interests": Defined in the Pledge and Security Agreement.

"ERISA": The Employee Retirement Income Security Act of 1974, as the same are amended from time to time, and the regulations promulgated and rulings issued thereunder, as the same are amended from time to time.

"ERISA Affiliate": (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the
Seller or the Guarantor, (b) a trade or business (whether or not incorporated)
under common control (within the meaning of Section 414(c) of the Code) with the
Seller or the Guarantor, or (c) a member of the same affiliated service group
(within the meaning of Section 414(m) of the Code) as the Seller, the Guarantor,
any corporation described in clause (a) above or any trade or business described in clause (b) above.

"Eurocurrency Liabilities": Defined in Regulation D of the Board of Governors of
the Federal Reserve System, as in effect and amended from time to time.

"Eurodollar Disruption Event": The occurrence of any of the following: (a) the
Buyer or any other Affected Party has determined that it would be contrary to law or to the directive of any central bank or other Governmental Authority
(whether or not having the force of law) to obtain United States dollars in the
London interbank market to fund any Transaction, (b) the inability, for any reason, of the Buyer or any other Affected Party to determine the Adjusted
Eurodollar Rate, (c) the Buyer or any other Affected Party shall have determined that the rate at which deposits of United States dollars are being offered to the Buyer or any other Affected Party in the London interbank market does not accurately reflect the cost to the Buyer or such other Affected Party of making, funding or maintaining any Transaction, or (d) the inability of the Buyer or any other Affected Party to obtain United States dollars in the London interbank market to make, fund or maintain any Transaction.

"Eurodollar Period": With respect to any Transaction, (i) initially, the period commencing on the Purchase Date with respect to such Transaction and ending on the earlier of (x) the related Repurchase

                                   Annex I-10

Date and (y) one-month from such Purchase Date, and (ii) thereafter, each period commencing on the day following the last day of the preceding Eurodollar Period applicable to such Transaction and ending on the earliest of (x) the related
Repurchase Date, (y) the date that is one-month thereafter, or (z) the Facility
Maturity Date.

"Eurodollar Rate": With respect to each Eurodollar Period during which a
Transaction is outstanding, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR, at or about 9:00 a.m.,
Charlotte, North Carolina time, three (3) Business Days prior to the beginning of such Eurodollar Period (and if such date is not a Business Day, the
Eurodollar Rate in effect on the Business Day immediately preceding such date), or, if no such rate appears on Telerate page 3750 at such time and day, then the
Eurodollar Rate shall be determined by Wachovia at its principal office in
Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees)
at which thirty (30) day deposits in United States Dollars are being, have been, or would be offered or quoted by Wachovia to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. on such day. The
Buyer's determination of Eurodollar Rate shall be conclusive upon the parties absent manifest error on the part of the Buyer.

"Eurodollar Reserve Percentage": For any period means the percentage, if any, applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System
(or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, emergency, supplemental, marginal or other reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to the applicable
Eurodollar Period.

"Event of Default": Defined in Paragraph 11 of this Repurchase Agreement.

"Exception": Defined in the Custodial Agreement.

"Excepted Persons": Defined in Section 14(a) of this Repurchase Agreement.

"Exchange Act": The Securities Exchange Act of 1934, as amended from time to time.

"Extension Fee": Defined in the Fee Letter.

"Facility": The facility evidenced by and the Transactions contemplated under the Repurchase Documents.

"Facility Maturity Date": Subject to Paragraph 11 of the Repurchase Agreement,
the earlier of (a) July 12, 2008, as such original Facility Maturity Date may be extended pursuant to Paragraph 3(c) of this Repurchase Agreement or (b) the date on which this Repurchase Agreement shall terminate in accordance with the provisions hereof or by operation of Applicable Law.

"Federal Funds Rate": For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or
any successor or substitute publication selected by the Buyer (or, if such day is not a Business Day, for the next succeeding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of the Buyer, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m.

                                   Annex I-11

"Fee Letter": The Fee Letter, dated as of even date herewith, between the Buyer and the Seller, as amended, modified, waived, supplemented, extended, restated
or replaced from time to time.

"Financial Covenants": The covenants contained in Section 5(s).

"FIRREA Appraisal": An appraisal prepared by an independent third party appraiser approved in writing by the Buyer in its discretion and satisfying the requirements of Title XI of the Federal Institutions, Reform, Recovery and
Enforcement Act of 1989 and the regulations promulgated thereunder (as the foregoing are amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time), as in effect on the date of such appraisal.

"Fitch": Fitch Ratings, Inc.

"Foreclosed Loan": A loan the security for which has been foreclosed upon by the applicable Person.

"40 Act": The Investment Company Act of 1940, as amended from time to time.

"GAAP": Generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

"Governing Documents": As to any Person, as applicable, the articles or certificate of incorporation or formation, by-laws, limited liability company agreement, general partnership agreement, limited partnership agreement, trust agreement, joint venture agreement, resolutions and other applicable organizational or governing documents of such Person.

"Governmental Authority": Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any court or arbitrator having jurisdiction over such Person, any of its
Subsidiaries or any of its Properties, and any accounting board or authority
(whether or not a part of government) that is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

"Ground Lease": With respect to any Commercial Real Estate Loan for which the
Borrower has a leasehold interest in the related Underlying Mortgaged Property or space lease within such Underlying Mortgaged Property, the lease agreement creating such leasehold interest.

"Guarantee Obligation": Means, as to any Person (the "guaranteeing person"), without duplication, any obligation of (a) the guaranteeing person or (b)
another Person (including, without limitation, any bank under any letter of credit) to induce the creation of the obligations for which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, Contractual Obligation, Derivatives Contract or other obligations
(the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that

                                   Annex I-12

the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any
Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee
Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation); provided, however, that in the absence of any such stated amount or stated liability, the amount of such
Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as reasonably determined by such Person in good faith.

"Guarantor": NorthStar Realty Finance Corp., as the guarantor under the
Guaranty, together with its successors and permitted assigns.

"Guaranty": The Limited Guaranty, dated as of the date hereof, executed by the
Guarantor in favor of the Buyer, as such agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.

"Income": With respect to each Purchased Item, at any time, all of the following: collections, prepayments, recoveries, insurance and condemnation proceeds and all other payments or proceeds on or in respect of the Purchased
Assets to which the Seller or the holder thereof is entitled, including, without limitation, any principal thereof then payable and all interest, fees, prepayment fees, premiums, extension fees, exit fees, yield maintenance charges, defeasance fees, transfer fees, penalties, default interest, late fees, late charges, dividends, gains, receipts, allocations, profits, payments in kind, returns or repayment of contributions and all other distributions and payments of any kind or nature whatsoever payable thereon, in connection therewith, or with respect thereto and amounts received from any Interest Rate Protection
Agreement, including, without limitation, Net Swap Receipts and Swap Breakage
Receipts, provided, however, Income shall not include any Borrower Reserve
Payments unless the Seller, a Servicer or a PSA Servicer has exercised rights with respect to such payments under the terms of the related Mortgage Loan
Documents, the Servicing Agreements or the Pooling and Servicing Agreements, as
applicable.

"Increased Costs": Any amounts required to be paid by the Seller to any Affected
Party pursuant to Paragraph 3(i) of this Repurchase Agreement.

"Indebtedness": Means, with respect to any Person and its Consolidated
Subsidiaries determined on a consolidated basis, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such
Person in respect of money borrowed (including without limitation principal, interest, assumption fees, prepayment fees, yield maintenance charges, penalties, contingent interest and all other monetary obligations whether choate or inchoate); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, letters of credit, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered or (iv) in connection with the issuance of preferred equity or trust preferred securities; (c) Capital Lease Obligations of such Person; (d) all Off-Balance Sheet Obligations of such Person (other than non-recourse indebtedness incurred in connection with any CDO securitization transaction); (e) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatory Redeemable
Stock issued by such Person or any other Person (inclusive of forward equity contracts), valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (f) as applicable, all obligations of such Person (but not the obligation of others) in respect of any keep well arrangements, credit enhancements, contingent or future funding obligations under any Eligible Asset or any obligation senior to the Eligible Asset, unfunded interest reserve amount under any Eligible Asset or any obligation

                                   Annex I-13

that is senior to the Eligible Asset, purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Capital Stock (other than
Mandatory Redeemable Stock)); (g) net obligations under any Derivative Contract not entered into as a hedge against existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof; (h) all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar exceptions to recourse liability
(but not exceptions relating to bankruptcy, insolvency, receivership or other similar events)); (i) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (other than certain Permitted Liens) on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; provided, however, if such Person has not assumed or become liable for the payment of such Indebtedness, then for the purposes of this definition the amount of such Indebtedness shall not exceed the market value of the property subject to such Lien).

"Indemnified Party": Defined in Section 11(a) of this Repurchase Agreement.

"Indemnified Amounts": Defined in Section 11(a) of this Repurchase Agreement.

"Independent Director": A natural Person who (a) is not at the time of initial appointment as Independent Director, and may not have been at any time during the five (5) years preceding such initial appointment or at any time while serving as Independent Director, (i) a stockholder, partner, member or direct or indirect legal or beneficial owner of the Seller, the Guarantor or any Affiliate of the Seller or the Guarantor; (ii) a contractor, creditor, customer, supplier, director (with the exception of serving as the Independent Director of the
Seller), officer, employee, attorney, manager or other Person who derives any of its purchases or revenues from its activities with the Seller, the Guarantor or any Affiliate of the Seller or the Guarantor; (iii) a natural Person who controls (directly or indirectly or otherwise) the Seller, the Guarantor or any
Affiliate of the Seller or Guarantor or who controls or is under common control with any Person that would be excluded from serving as an Independent Director under (i) or (ii), above; or (iv) a member of the immediate family of a natural
Person excluded from servicing as an Independent Director under (i) or (ii)
above and (b) otherwise satisfies the then current requirements of the Rating
Agencies. A Person who is an employee of a nationally recognized organization that supplies independent directors and who otherwise satisfies the criteria in clause (a) but for the fact that such organization receives payment from Seller or Guarantor for providing such independent director shall not be disqualified from serving as an Independent Director hereunder.

"Insolvency Laws": The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

"Insolvency Proceeding": Any case, action or proceeding before any court or other Governmental Authority relating to any Act of Insolvency.

"Interest Expense": Means for any period, total interest expense, both expensed and capitalized, of the Seller for such period with respect to all outstanding
Indebtedness of the Seller (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under interest rate protection agreements), determined in accordance with GAAP, net of interest income of the
Seller for such period (determined in accordance with GAAP).

                                   Annex I-14

"Interest Rate Protection Agreement": With respect to any or all of the Mortgage
Assets and Purchased Assets, as applicable, (i) any Derivatives Contract required under the terms of the related Mortgage Loan Documents providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and acceptable to the Buyer in its reasonable discretion, which Interest Rate
Protection Agreement shall be performed, maintained and in place in accordance with the terms of the Mortgage Loan Documents, and (ii) any Derivatives Contract
put in place by the Seller, the Guarantor or any Affiliate of the foregoing with respect to any Mortgage Asset or Purchased Asset, as applicable, including, without limitation, the Swap Documents, which Interest Rate Protection Agreement shall be performed, maintained and in place during the time the related
Purchased Asset is subject to a Transaction under this Repurchase Agreement.

"Junior Interest": (a) A senior, pari passu or junior participation interest in a performing Commercial Real Estate Loan or (b) a "subordinate note or certificate" in an "A/B" or similar structure in a performing Commercial Real
Estate Loan.

"Junior Interest Note": The original executed promissory note, Participation
Certificate, Participation Agreement and any other evidence of a Junior
Interest, as applicable.

"Late Payment Fee": Defined in Paragraph 3(e)(i) of this Repurchase Agreement.

"Lien": Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

"Liquidity": An amount equal to the (a) sum of (without duplication) the amount of unrestricted cash and unrestricted Cash Equivalents, solely to the extent that such amounts exceed the amounts necessary to satisfy at such time all of the Financial Covenants hereunder and to the extent the Seller continues to be in compliance thereof, less, (b) amounts necessary to satisfy Margin Deficits under this Repurchase Agreement.

"Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Asset or Purchased
Asset (other than any CMBS Security), as applicable, as of any date of determination, the ratio of the outstanding principal amount of such Mortgage
Asset or Purchased Asset, as applicable, to the market value of the related
Underlying Mortgaged Property at such time, as determined by the Buyer, (i) in connection with the initial purchase of a Mortgage Asset only and to the extent a Current Appraisal is available, based on the Current Appraisal, as the LTV may be adjusted by the Buyer as the Buyer determines in its discretion, and, (ii) in all other cases, as the Buyer may determine in its discretion based on such sources of information as the Buyer may determine to rely on in its discretion;
provided, however, that, with respect to Junior Interests, Mezzanine Loans,
Bridge Loans and Subordinate CTL Loans that are also Junior Interests or
Mezzanine Loans, all such calculations shall be made taking into account any senior or pari passu debt or other obligations, including debt or other obligations secured directly or indirectly by the applicable Underlying
Mortgaged Property; provided, further, however, the LTV shall not exceed the
Maximum LTV.

"Mandatory Redeemable Stock": Means, with respect to any Person and any
Subsidiary thereof, any Capital Stock of such Person which by the terms of such
Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is required to be redeemed, pursuant to a sinking fund obligation or otherwise (other than an Capital Stock to the extent redeemable in exchange for common stock or other equivalent common Capital Stock), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatory
Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in

                                   Annex I-15

part (other than any Capital Stock which is redeemable solely in exchange for common stock or other equivalent common Capital Stock); in each case, on or prior to the Facility Maturity Date.

"Margin Amount": With respect to any CMBS Security, the amount obtained by application of the applicable Margin Percentage to the Repurchase Price for such
CMBS Security as of any date of determination.

"Margin Base": On any day, the aggregate Asset Value of all Purchased Assets or certain specified Purchased Assets, as applicable.

"Margin Correction Deadline": 3 p.m. on the second Business Day after any Margin
Deficit Notice is delivered by the Buyer.

"Margin Deficit": Defined in Paragraph 4(a) of this Repurchase Agreement.

"Margin Deficit Notice": Defined in Paragraph 4 (a) of this Repurchase
Agreement.

"Margin Percentage": With respect to any CMBS Security, the percentage obtained by dividing the Asset Value of such CMBS Security on the Purchase Date by the
Purchase Price on the Purchase Date for such Transaction.

"Market Value": As of any date in respect of any Mortgage Asset or Purchased
Asset, as applicable, the price at which such Mortgage Asset or Purchased Asset, as applicable, could readily be sold, as determined by the Buyer (i) in connection with the initial purchase of a Mortgage Asset only and to the extent a Current Appraisal is available, based on the Current Appraisal value, and,
(ii) in all other cases, as the Buyer may determine in its discretion and in good faith based on such sources and information as the Buyer may determine to rely on in its discretion (which value may be determined to be zero), as such
Market Value may be adjusted by the Buyer as the Buyer determines in its discretion.

"Material Adverse Effect": A material adverse effect on (a) the financial condition or credit quality of the Seller or the Guarantor, (b) the ability of the Seller, the Guarantor or the Pledgor to perform its obligations under any of the Repurchase Documents or Mortgage Loan Documents to which it is a party, (c)
the validity or enforceability of any of the Repurchase Documents, (d) the rights and remedies of the Buyer or the Swap Counterparty under any of the
Repurchase Documents, (e) the timely payment of any amounts payable under the
Repurchase Documents or Mortgage Loan Documents, or (f) the Asset Value of the
Purchased Assets; provided, however, the occurrence of an event under clause (e)
or (f) of this definition of Material Adverse Effect shall not, in and of itself, constitute an Event of Default under Paragraph 11(v), but such occurrence may be or form the basis for an Event of Default under other provisions of Paragraph 11 other than Paragraph 11(v).

"Materials of Environmental Concern": Any mold, petroleum (including, without limitation, crude oil or any fraction thereof) or petroleum products (including, without limitation, gasoline), or any hazardous or toxic substances, materials or wastes, defined as such in or regulated under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

"Maximum Amount": Means $150,000,000, as such amount may, pursuant to a written request of the Seller during the Commitment Period, be increased in the Buyer's discretion (but in all events subject to the Buyer obtaining internal credit approval) up to but not in excess of $300,000,000; provided, however, on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate
Purchase Price outstanding for all Transactions.

                                   Annex I-16

"Maximum LTV": With respect to any Eligible Asset (other than any CMBS Security)
at any time, the Loan-to-Value Ratio for the related Underlying Mortgaged
Property set forth on Schedule 1 to the Fee Letter under the heading "End LTV"
for the applicable Class of such Mortgage Asset and, as applicable, the applicable Type of Underlying Mortgaged Property; provided, however, with respect to Junior Interests, Mezzanine Loans, Bridge Loans and Subordinate CTL
Loans that are Junior Interests or Mezzanine Loans, the Maximum LTV shall take into account any senior or pari passu debt or other obligations, including debt or other obligations secured directly or indirectly by the applicable Underlying
Mortgaged Property.

"Mezzanine Loan": A performing mezzanine loan secured by a first priority perfected lien and pledge of the Capital Stock of the Person that owns directly or indirectly income producing Commercial Real Estate that is performing;
provided, however, on a case by case basis, and in the Buyer's discretion and subject to such terms, conditions and requirements and Advance Rate and Pricing
Spread adjustments as the Buyer may require in its discretion, the Buyer may
(but is not required to) consider purchasing a Mezzanine Loan that is secured by less than all of the Capital Stock of the Person that owns directly or indirectly income producing Commercial Real Estate.

"Mezzanine Note": The original executed promissory note or other evidence of
Mezzanine Loan indebtedness.

"Minimum DSCR": With respect to any Mortgage Asset or Purchased Asset (other than any CMBS Security), as applicable, at any time, the DSCR for the related
Underlying Mortgaged Property set forth on Schedule 1 to the Fee Letter under the heading "In-Place DSCR" for the applicable Class of such Mortgage Asset and, as applicable, the applicable Type of Underlying Mortgaged Property; provided, however, with respect to Junior Interests, Mezzanine Loans, Bridge Loans and
Subordinate CTL Loans that are Junior Interests or Mezzanine Loans, the Minimum
DSCR shall take into account any senior or pari passu debt or other obligations, including debt or other obligations secured directly or indirectly by the applicable Underlying Property.

"Moody's": Moody's Investors Service, Inc., and any successor thereto.

"Mortgage": Each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a Lien on real property, fixtures and other property and rights incidental thereto.

"Mortgage Asset": A Whole Loan, a Junior Interest, a Mezzanine Loan, a Bridge
Loan, a CMBS Security, a CTL Loan, a Subordinate CTL Loan or Senior Secured Bank
Debt, (i) the Underlying Mortgaged Property for which is included in the categories for Types of Mortgage Assets, (ii) that is listed on a Confirmation and (iii) for which the Custodian has been instructed by the Seller to hold the related Mortgage Asset File for the Buyer pursuant to the Custodial Agreement;
provided, however, Mortgage Assets shall not include any Retained Interest (if any) (unless approved by the Buyer in its discretion).

"Mortgage Asset File": Defined in the Custodial Agreement.

"Mortgage Loan Documents": Defined in the Custodial Agreement.

"Mortgage Note": The original executed promissory note or other evidence of the
Indebtedness of a Borrower with respect to a Mortgage Asset.

                                   Annex I-17

"Mortgaged Property": The Commercial Real Estate (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing and any Credit Tenant Lease to which such real property is subject)
and all other collateral securing repayment of the related debt evidenced by a
Mortgage Note, a Junior Interest Note or other note, certificate or debt instrument.

"Net Cash Flow": With respect to any Underlying Mortgaged Property, for any period, the net income (or deficit) attributable to such Underlying Mortgaged
Property for such period, determined in accordance with GAAP (and if such
Property is subject to a Credit Tenant Lease, the net rents paid during such period under such lease), less the amount of all (a) capital expenditures incurred, (b) reserves established, (c) leasing commissions paid (other than commissions paid from reserves held under the Mortgage Loan Documents) and (d)
tenant improvements paid during such period (other than tenant improvements paid from reserves held under the Mortgage Loan Documents) in each case attributable to such Underlying Mortgaged Property, plus all non-cash charges deducted in the calculation of such net income.

"Net Income": With respect to any Person and its Consolidated Subsidiaries for any period, the net income of such Person and its Consolidated Subsidiaries determined on a consolidated basis for such period as determined in accordance with GAAP.

"Net Swap Payments": With respect to each Payment Date, the excess, if any, of
(a) the monthly payments by the Seller to the Swap Counterparty under the Swap
Documents and any interest accrued thereon over (b) the monthly payments by the
Swap Counterparty to the Seller under the Swap Documents and any interest accrued thereon.

"Net Swap Receipts": With respect to each Payment Date, the excess, if any, of
(a) the monthly payments by the Swap Counterparty to the Seller under the Swap
Documents and any interest accrued thereon over (b) the monthly payments by the
Seller to the Swap Counterparty under the Swap Documents and any interest accrued thereon.

"Non-Recourse Indebtedness": Means, with respect to any Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to non-recourse provisions (but not exceptions relating to bankruptcy, insolvency, receivership or other similar events)) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

"Non-Table Funded Purchased Asset": A Purchased Asset that is not a Table Funded
Purchased Asset.

"Non-Wachovia Assets": Any Mortgage Asset issued or extended by a Person other than Wachovia Corporation or an Affiliate of Wachovia Corporation.

"Obligations": Defined in Paragraph 6(a)(ii) of this Repurchase Agreement.

"Off-Balance Sheet Obligations": With respect to any Person and its Consolidated
Subsidiaries determined on a consolidated basis as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Consolidated Subsidiaries in accordance with GAAP: (a) the monetary obligations under any financing lease or so-called "synthetic," tax retention or off-balance sheet lease transaction which, upon the application of any Insolvency Laws to such Person or any of its
Consolidated Subsidiaries, would be characterized as indebtedness; (b) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its
Consolidated Subsidiaries; or (c) any other monetary obligation arising with respect to any other transaction which (i) is characterized as

                                   Annex I-18

indebtedness for tax purposes but not for accounting purposes in accordance with
GAAP or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such
Person and its Consolidated Subsidiaries (for purposes of this clause (c), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

"Officer's Certificate": A certificate signed by a Responsible Officer of the
Seller, the Guarantor or the Pledgor, as applicable.

"Operating Company": An "operating company" within the meaning of 29 C.F.R.
2510.3-101(c) of the regulations of the U.S. Department of Labor.

"Opinion of Counsel": A written opinion of counsel, which opinion and counsel are acceptable to the Buyer in its reasonable discretion.

"Originator": With respect to each Mortgage Asset, the Person who originated such Mortgage Asset.

"Participation Agreement": With respect to any Junior Interest, any executed participation agreement, sub-participation agreement or similar agreement under which the Junior Interest is created, evidenced, issued and/or guaranteed.

"Participation Certificate": With respect to any Junior Interest, an executed certificate, note, instrument or other document representing the participation interest or sub-participation interest granted under a Participation Agreement.

"Payment Date": The 15th day of each calendar month, or, if such day is not a
Business Day, the next Business Day.

"Periodic Advance Repurchase Payment": Defined in Paragraph 3(e)(i) of this
Repurchase Agreement.

"Permitted Investments": Investments of any one or more of the following types:

     (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States of
America and that have a maturity of not more than 270 days from the date of acquisition; (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United
States and that have a maturity of not more than 270 days from the date of acquisition; (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than
270 days from the date of acquisition) denominated in Dollars and issued by any bank with capital, surplus and undivided profits aggregating at least
$100,000,000, the short-term obligations of which are rated of least A-1 by S&P and P-1 by Moody's; (d) repurchase obligations with a term of not more than ten
(10) days for underlying securities of the types described in clauses (a), (b)
and (c) above entered into with any bank of the type described in clause (c)
above; (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's; (f)
demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by
S&P and P-1 by Moody's; and (g) money market mutual funds possessing the highest available rating from S&P and Moody's.

                                   Annex I-19

"Permitted Liens": Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced or threatened: (a) Liens for federal, state, municipal or other local or other
Governmental Authority taxes if such taxes shall not at the time be due and payable, (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, arising in the ordinary course of business securing obligations that are not overdue for a period of more than thirty (30) days, and (c) Liens granted pursuant to or by the
Repurchase Documents.

"Person": An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

"Plan": Any plan, including single employer and multi-employer plans, to which section 4021(a) of ERISA applies or any retirement medical plan, each as established or maintained for employees of Seller, the Guarantor or any ERISA
Affiliate of the Seller or the Guarantor to which Section 4021(a) of ERISA applies.

"Plan Asset Regulations": 29 C.F.R. 2510.3-101, et. seq.

"Plan Assets": "Plan assets" within the meaning of the Plan Asset Regulations.

"Pledge and Security Agreement": The Pledge and Security Agreement, dated as of even date herewith, between the Buyer and NRFC Sub-REIT Corp., a Maryland corporation, as such agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.

"Pledgor": NRFC Sub-REIT Corp., a Maryland corporation, as the Pledgor under the
Pledge and Security Agreement, together with its successors and permitted assigns.

"Pooling and Servicing Agreements": Any and all pooling and servicing agreements, trust agreements or indentures governing servicing and other matters entered into in connection with a (i) CMBS Security or (ii) a securitization of a senior interest in a Mortgage Asset, where such securitization transaction is rated by one (1) or more Rating Agencies.

"Post-Default Rate": In respect of any day a Transaction is outstanding or any other amount under this Repurchase Agreement or any other Repurchase Document is not paid when due to the Buyer at the stated Repurchase Date or otherwise when due, a rate per annum determined on a 360 day per year basis during the period from and including the due date to but excluding the date on which such amount is paid in full equal to the applicable Rate plus 500 basis points.

"Pre-Approved Buyer": A bank, financial institution or similar Person having a rating assigned by S&P of BBB or better (or an equivalent rating assigned by another Rating Agency), Variable Funding Capital Corporation, Atlas Capital
Funding, Ltd., Blue Ridge Asset Funding Corporation or any other off-balance sheet vehicle.

"Price Differential": For each Accrual Period or portion thereof and each
Transaction outstanding, the sum of the products (for each day during such
Accrual Period or portion thereof) of:

                                   Annex I-20

               PR x PP x  1
                         ---
                          D

          where:

          PR = the Pricing Rate applicable on such day;
          PP = the Purchase Price for such Transaction on such day; and
          D  = 360,

provided, however, that (i) no provision of this Repurchase Agreement shall require the payment or permit the collection of any Price Differential in excess of the maximum permitted by Applicable Law and (ii) the Price Differential shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

"Pricing Rate": With respect to any Transaction, at any date of determination a rate per annum equal to the sum of (a) the applicable Rate on such date plus (b)
the applicable Pricing Spread for such Eligible Asset on such date, as such
Pricing Spreads are set forth in the Fee Letter.

"Pricing Spread": The financing spreads set forth on Schedule 1 to the Fee
Letter corresponding to the Classes and, as applicable, Types of Mortgage Assets set forth therein; provided, however, from and after an Event of Default, the
Pricing Spread for each Transaction shall automatically be increased by an additional 500 basis points.

"Prime Rate": The rate announced by Wachovia from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wachovia in connection with extensions of credit to debtors.

"Property": Any right or interest in or to property of any kind whatsoever, whether real, personal or mixed, and whether tangible or intangible.

"PSA Servicer": A third party servicer (other than the Seller, the Guarantor or any Affiliates of the foregoing) servicing all or a portion of the Purchased
Assets under a Pooling and Servicing Agreement.

"Purchase Agreement": Any purchase agreement by and between the Seller and any third party, including, without limitation, any Affiliate of the Seller, pursuant to which the Seller has purchased Mortgage Assets subsequently sold to the Buyer hereunder.

"Purchase Date": The date on which Eligible Assets are transferred by the Seller to the Buyer or, as applicable, the date on which additional advances (if any)
are made to the Seller in connection with an existing Purchased Asset in accordance with Paragraph 3(a)(x) of the Repurchase Agreement.

"Purchase Price": On each Purchase Date, the price at which Purchased Assets are transferred by the Seller to the Buyer, which amount shall be equal (unless the
Seller requests a lesser amount) to the Asset Value for each such Eligible Asset on the Purchase Date, (i) decreased by the amount of any cash transferred by the
Seller to the Buyer pursuant to Paragraph 3(b) or 4(a) of this Repurchase
Agreement or applied to reduce the Seller's obligations in respect of principal under Paragraph 5 of, or otherwise in accordance with, this Repurchase Agreement and (ii) increased by the amount of any additional advances (if any) under
Paragraph 3(a)(x) of the Repurchase Agreement.

"Purchased Asset Data Summary": Defined in Section 5(i)(iii) of this Repurchase
Agreement.

                                   Annex I-21

"Purchased Assets": The Eligible Assets transferred by the Seller to the Buyer pursuant to a Transaction in accordance with the terms of this Repurchase
Agreement, including Additional Purchased Assets.

"Purchased Items": Defined in Paragraph 6(a)(i) of this Repurchase Agreement.

"Rate": For any Accrual Period and for each Transaction outstanding and for each day during such Accrual Period, the rate per annum equal to the Adjusted
Eurodollar Rate; provided, however, the Rate for any Accrual Period shall be the
Base Rate if a Eurodollar Disruption Event occurs.

"Rating Agency": Each of S&P, Moody's, Fitch and any other nationally recognized statistical rating agency that has been requested to issue a rating in connection with the matter at issue, including successors of the foregoing.

"Regulations T, U and X": Regulations T, U and X of the Board of Governors of
the Federal Reserve System (or any successor), as the same may be amended from time to time.

"Related Party Loan": Any loan, Indebtedness or preferred equity investment identified or presented as a related party loan in such Person's and its
Consolidated Subsidiaries' consolidated financial statements or in the notes to the consolidated financial statements, in accordance with GAAP.

"REIT": A Person qualifying for treatment as a "real estate investment trust"
under the Code.

"REMIC": A real estate mortgage investment conduit.

"Reportable Event": Any of the events set forth in Section 4043(c) of ERISA or a successor provision thereof, other than those events as to which the notice requirement has been waived by regulation.

"Repurchase Date": The earlier of (i) the Facility Maturity Date or (ii) the
Business Day on which the Seller is to repurchase the Purchased Assets from the
Buyer (a) as specified by the Seller and agreed to by the Buyer in the related
Confirmation or, (b) if a Transaction is terminable by the Seller on demand, the date determined in accordance with Paragraph 3(a)(ix) of this Repurchase
Agreement, as such date in clauses (ii)(a) and (b) above may be modified by application of the provisions of Paragraph 3 or 11 of this Repurchase Agreement.

"Repurchase Documents": This Repurchase Agreement, the Custodial Agreement, the
Pledge and Security Agreement, the Account Agreement, the Security Account
Control Agreement, the Fee Letter, the Guaranty, the Assignments, the
Confirmations, the Custodial Fee Letter, all UCC financing statements (and amendments thereto) filed pursuant to the terms of this Repurchase Agreement or any other Repurchase Document and any additional document, certificate or agreement, the execution of which is necessary or incidental to or desirable for performing or carrying out the terms of the foregoing documents.

"Repurchase Obligations": Defined in Paragraph 6(a)(ii) of this Repurchase
Agreement.

"Repurchase Price": The price at which Purchased Assets are to be transferred from the Buyer or its designee (including the Custodian) to the Seller upon termination of a Transaction, which will be determined in each case (including
Transactions terminable upon demand) as the sum of the Purchase Price, the accrued and unpaid Price Differential applicable to each such Transaction as of the date of such determination plus any related Breakage Costs and other amounts owed with respect thereto.

                                   Annex I-22

"Responsible Officer": With respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of the
Repurchase Documents and also, with respect to a particular matter, any other duly authorized officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Retained Interest": (a) With respect to any Mortgage Asset with an unfunded commitment on the part of the Seller, all of the obligations, if any, to provide additional funding, contributions, payments or credits with respect to such
Mortgage Asset, (b) all duties, obligations and liabilities of the Seller under any Mortgage Asset or any related Interest Rate Protection Agreement, including but not limited to any payment or indemnity obligations, and, (c) with respect to any Mortgage Asset that is transferred by the Seller to the Buyer, (i) all of the obligations, if any, of the agent(s), trustee(s), servicer(s) or other similar persons under the documentation evidencing such Mortgage Asset and (ii)
the applicable portion of the interests, rights and obligations under the documentation evidencing such Mortgage Asset that relate to such portion(s) of the Indebtedness that is owned by another lender or is being retained by the
Seller pursuant to clause (a) of this definition.

"S&P": Standard & Poor's, a division of The McGraw Hill Companies, Inc., and any successor thereto.

"Security Agreement": With respect to any Mortgage Asset, any contract, instrument or other document related to security for repayment thereof (other than the related Mortgage, Mortgage Note, Mezzanine Note or any other note, certificate or instrument) executed by the Borrower and/or others in connection with such Mortgage Asset, including, without limitation, any security agreement,
UCC financing statement, Liens, warranties, guaranty, title insurance policy, hazard insurance policy, chattel mortgage, letter of credit, accounts, bank accounts or certificates of deposit or other pledged accounts, and any other documents and records relating to any of the foregoing.

"Securities Account": The securities account set forth on Schedule 2 established in the name of the Buyer into which all CMBS Securities that are Purchased
Assets and other Purchased Items related thereto shall be deposited (except those CMBS Securities that are certificated securities within the meaning of
Article 8 of the UCC), which Securities Account shall be subject to the
Securities Account Control Agreement. Any Income on deposit or credited to the
Securities Account shall be transferred by the Buyer from the Securities Account to the Collection Account on or prior to each Payment Date.

"Securities Account Control Agreement": A letter agreement among the Seller, the
Buyer and Wachovia in the form of Exhibit IV attached hereto.

"Seller Asset Schedule": Defined in the Custodial Agreement.

"Seller-Related Obligations": Any obligations, liabilities and/or Indebtedness of the Seller and/or any Indebtedness of the Guarantor or the Pledgor under any other arrangement between the Seller, the Guarantor and/or the Pledgor on the one hand and the Buyer, an Affiliate of the Buyer (including, without limitation the obligations, liabilities and Indebtedness under the Swap Documents) and/or any commercial paper conduit for which the Buyer or an Affiliate of the Buyer acts as a liquidity provider, administrator or agent on the other hand.

"Seller's Release Letter": Defined in Section 3(b)(xi) of this Repurchase
Agreement.

"Senior Secured Bank Debt": An assignment of or participation in all or a portion of a secured senior term loan to a Borrower, which loan (a) is rated B-
or better by at least two (2) Rating Agencies, (b) is senior or pari passu with other secured obligations of such Borrower and (c) is secured by (i) 100% of the
Capital Stock of each existing and subsequently acquired or organized direct or indirect domestic

                                   Annex I-23

Subsidiary of the Borrower and (ii) substantially all tangible and intangible assets (including, but not limited to, inventory, accounts receivable, plant, machinery, equipment, fixtures, Commercial Real Estate, leasehold interests, intellectual property, contracts, license rights and other general intangibles and investment property) of the Borrower. Each Senior Secured Bank Debt is subject to such additional underwriting criteria and other terms, conditions and requirements as the Buyer may require in its discretion.

"Servicer": A Person (other than the Seller) servicing all or a portion of the
Purchased Assets under a Servicing Agreement, which Servicer shall be acceptable to the Buyer in its discretion.

"Servicer Account": Any account established by a Servicer or a PSA Servicer in connection with the servicing of the Purchased Assets.

"Servicer Notice": The notice from the Seller to a Servicer or PSA Servicer, as applicable, substantially in the form of Exhibit V attached hereto.

"Servicing Agreement": An agreement entered into by the Seller and a third party for the servicing of the Purchased Assets, the form and substance of which has been approved in writing by the Buyer in its reasonable discretion.

"Servicing File": With respect to each Purchased Asset, the file retained by the
Seller consisting of the originals of all documents that are not required to be delivered to the Custodian and copies of all documents in the Mortgage Asset
File set forth in Section 3.1 of the Custodial Agreement, which Servicing File shall be held by the Seller or Servicer on behalf of the Buyer.

"Servicing Records": Defined in Section 6(b) of this Repurchase Agreement.

"Solvent": As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the Property of such
Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy
Code; (b) the present fair salable value of the Property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its
Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital.

"Sub-Limit": With respect to the characteristics of the Mortgage Assets or
Purchased Assets, as applicable:

     (a) the aggregate Purchase Price for all outstanding Transactions involving
Mezzanine Loans shall not exceed 75% of the Maximum Amount;

     (b) the aggregate Purchase Price for all outstanding Transactions involving
CTL Loans and/or Subordinate CTL Loans shall not exceed 50% of the Maximum
Amount;

     (c) the aggregate Purchase Price for all outstanding Transactions involving
Ground Leases shall not exceed 35% of the Maximum Amount;

                                   Annex I-24

     (d) the aggregate Purchase Price for all outstanding Transactions involving hotels shall not exceed 40% of the Maximum Amount;

     (e) the aggregate Purchase Price for all outstanding Transactions involving
Bridge Loans shall not exceed 35% of the Maximum Amount;

     (f) the aggregate Purchase Price for all outstanding Transactions involving
Underlying Mortgage Properties located in the same metropolitan statistical area shall not exceed 50% of the Maximum Amount;

     (g) the aggregate Purchase Price for any single outstanding Transaction or for multiple Transactions to a single Borrower (including any Affiliate of a
Borrower) shall not exceed 40% of the Maximum Amount; and

     (h) the aggregate Purchase Price for all outstanding Transactions involving
CMBS Securities or Senior Secured Bank Debt rated BB- or below by any Rating
Agency shall not exceed 25% of the Maximum Amount.

"Subordinate CTL Loan": (i) A loan that is a CTL Loan in all respects except for the failure to satisfy the ratings requirements for a Credit Tenant or (ii) a performing Junior Interest or Mezzanine Loan in which the related senior loan is secured by a first priority perfected security interest in Commercial Real
Estate 100% leased to, or guaranteed in full by, a Credit Tenant, and such
Junior Interest or Mezzanine Loan, as applicable, itself is secured by a first priority perfected security interest in and to the payments under the Credit
Tenant Lease; provided, however, in the case of both clauses (i) and (ii), such
Subordinate CTL Loan satisfies such additional underwriting criteria and other terms, conditions and requirements as the Buyer may require in its discretion.

"Subsidiary": With respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person.

"Swap Breakage Costs": For any Swap Transaction, any amount (other than Net Swap
Payments) payable by the Seller to the Swap Counterparty for the early termination of that Swap Transaction or any portion thereof.

"Swap Breakage Receipts": For any Swap Transaction, any amount (other than Net
Swap Receipts) payable by the Swap Counterparty to the Seller for the early termination of that Swap Transaction or any portion thereof.

"Swap Counterparty": Wachovia Bank, National Association and/or any Affiliate
thereof, together with its successors and assigns.

"Swap Documents": The Interest Rate Protection Agreements entered into by the
Seller and the Swap Counterparty with respect to the Facility or any Purchased
Asset, including all obligations, liabilities and

                                   Annex I-25

Indebtedness thereunder, as such Swap Documents are amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.

"Swap Transaction": Any interest rate swap transaction between the Seller and the Swap Counterparty that is governed by the Swap Documents.

"Table Funded Purchased Asset": A Purchased Asset which is sold to the Buyer simultaneously with the origination or acquisition thereof, which origination or acquisition, pursuant to the Seller's request, is financed with the Purchase
Price and paid directly to a title company, settlement agent or other Person
(including the Seller if the Buyer determines to fund to the Seller in Buyer's discretion) in trust for the current holder of the Mortgage Asset, in each case, approved in writing by the Buyer in its reasonable discretion, for disbursement to the parties entitled thereto in connection with such origination or acquisition. A Purchased Asset shall cease to be a Table Funded Purchased Asset after the Custodian has delivered a Trust Receipt (along with a completed
Mortgage Asset File Checklist attached thereto) to the Buyer certifying its receipt of the Mortgage Asset File therefor.

"Tangible Net Worth": As of a particular date and as to any Person:

     (a) all amounts that would be included under stockholder equity (or the equivalent) on a balance sheet of such Person and its Consolidated Subsidiaries determined on a consolidated basis at such date determined in accordance with
GAAP, less

     (b) in each case with respect to such Person and its Consolidated
Subsidiaries determined on a consolidated basis (i) amounts owing to such Person from Affiliates, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or its respective Affiliates, (ii) intangible assets of such Person, as determined in accordance with GAAP, (iii) the value of REO Property and Foreclosed Loans of such Person, (iv) prepaid taxes and expenses, (v) unamortized hedging positions under Derivatives Contracts, and (vi) (without duplication) Related Party Loans.

"Taxes": Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

"Test Period": The most recent calendar quarter.

"Title Exception": Defined in Schedule 1, Part 1.

"Transaction": Defined in Paragraph 1 of this Repurchase Agreement.

"Transaction Request": A request in the form of Exhibit A to this Repurchase
Agreement duly completed and executed by the Seller.

"Transferor": The seller of mortgage assets under a Purchase Agreement.

"True Sale Opinion": An Opinion of Counsel to the Seller opining that the subject transaction constitutes a "true sale".

"Trust Receipt": Defined in the Custodial Agreement.

                                   Annex I-26

"Type": With respect to a Mortgage Asset, the classification of the Underlying
Mortgaged Property as one of the following: multifamily, mobile home park, retail, office, industrial, hotel or self-storage Facility.

"UCC-9 Policy": Defined in Part II, Paragraph 6 of Schedule 1 to this Repurchase
Agreement.

"Underlying Mortgaged Property": (a) In the case of a Whole Loan, the Mortgaged
Property securing the Whole Loan, (b) in the case of a Junior Interest, the
Mortgaged Property securing such Junior Interest (if the Junior Interest is of the type described in clause (b) of the definition thereof), or the Mortgaged
Property securing the mortgage loan in which such Junior Interest represents a junior participation (if the Junior Interest is of the type described in clause
(a) of the definition thereof), (c) in the case of a Mezzanine Loan or a Junior
Interest in a Mezzanine Loan, the Mortgaged Property that secures the senior mortgage loan, (d) in the case of a Bridge Loan, CTL Loan or Subordinate CTL
Loan, the Mortgaged Property securing the Whole Loan, Junior Interest or
Mezzanine Loan, as applicable, (e) in the case of a CMBS Security, the Mortgaged
Properties backing such CMBS Securities and (f) in the case of Senior Secured
Bank Debt, the Mortgaged Property, if any, securing such Senior Secured Bank
Debt.

"Underwriting Package": With respect to any Mortgage Asset (other than a CMBS
Security), the Underwriting Package shall include, to the extent applicable, (i)
a copy of the Current Appraisal or, if unavailable, any other recent appraisal,
(ii) the current rent roll, (iii) a minimum of two (2) years of property level financial statements to the extent available, (iv) the current financial statements of the Borrowers under the Mortgage Asset, and, if such Mortgage
Asset is not a Whole Loan, the Borrower under the Commercial Real Estate Loan to the extent provided to or reasonably available to the Seller upon request, (v)
the loan documents and title commitment/policy to be included in the Mortgage
Asset File, together with copies of any appraisals, environmental reports, studies or assessments (to include, at a minimum, a phase I report), evidence of zoning compliance, property management agreements, assignments of property management agreements, contracts, licenses and permits, in each case to the extent in the Seller's possession or reasonably available to the Seller and, if the Mortgage Asset is purchased by the Buyer, assignments of such documents by the Seller in blank to the extent covered by assignments in blank delivered to the Custodian, (vi) any financial analysis, site inspection, market studies, environmental reports and any other diligence conducted by or provided to the
Seller and (vii) such further documents or information as the Buyer may reasonably request. With respect to any CMBS Security, the Underwriting Package shall consist of, to the extent applicable, (i) the related prospectus or offering circular, (ii) all structural and collateral term sheets and all other computational or other similar materials provided to Seller in connection with its acquisition of such CMBS Security, (iii) all distribution date statements issued in respect thereof during the immediately preceding twelve (12) months
(or, if less, since the date such CMBS Security was issued), (iv) all monthly reporting packages issued in respect of such CMBS Security during the immediately preceding twelve (12) months (or, if less, since the date such CMBS
Security was issued), (v) all Rating Agency pre-sale reports, (vi) all asset summaries and any other due diligence materials, including, without limitation, reports prepared by third parties, provided to Seller in connection with its acquisition of such CMBS Security, and (vii) such further documents or information as the Buyer may reasonably request.

"Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of Applicable Law, the perfection or the effect of perfection or non-perfection of the security interest in any Purchased Asset is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

"United States": The United States of America.

                                   Annex I-27

"Unused Fee": The "Unused Fee" payable under the Fee Letter.

"Wachovia": Wachovia Bank, National Association, a national banking association in its individual capacity, and its successors and assigns.

"Wachovia Assets": Any Mortgage Asset issued or extended by Wachovia Corporation or an Affiliate of Wachovia Corporation.

"Warehouse Lender's Release Letter": Defined in Section 3(b)(xi) of this
Repurchase Agreement.

"Whole Loan": A performing Commercial Real Estate whole loan secured by a first priority perfected security interest in the Underlying Mortgaged Property.

     (b) In each Repurchase Document, unless a contrary intention appears:

          (i) the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Repurchase Documents;

          (iii) reference to any gender includes each other gender;

          (iv) reference to day or days without further qualification means calendar days;

          (v) reference to any time means Charlotte, North Carolina time;

          (vi) reference to any agreement (including any Repurchase Document), document or instrument means such agreement, document or instrument as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time in accordance with the terms thereof and, if applicable, the terms of the other Repurchase Documents, and reference to any promissory note, certificate, instrument or trust receipt includes any promissory note, certificate, instrument or trust receipt that is an extension or renewal thereof or a substitute or replacement therefor;

          (vii) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision;

          (viii) unless otherwise expressly provided in this Repurchase
     Agreement, reference to any notice, request, approval, consent or determination provided for, permitted or required under the terms of the
     Repurchase Documents with respect to the Seller, the Guarantor or the Buyer means, in order for such notice, request, approval, consent or determination to be effective hereunder, such notice, request, approval or consent must be in writing and, with respect to notice to the Swap
     Counterparty only, such notice shall contain an acknowledgement of receipt signed by the Swap Counterparty; and

                                   Annex I-28

          (ix) reference herein or in any Repurchase Document to the Buyer's discretion shall mean, unless otherwise stated herein or therein, the
     Buyer's sole and absolute discretion, and the exercise of such discretion shall be final and conclusive. In addition, whenever the Buyer has a decision or right of determination or request, exercises any right given to it to agree, disagree, accept, consent, grant waivers, take action or no action or to approve or disapprove, or any arrangement or term is to be satisfactory or acceptable (or any similar language or terms) to the Buyer, the decision of the Buyer with respect thereto shall be in the sole and absolute discretion of the Buyer, and such decision shall be final and conclusive, except as may be otherwise specifically provided herein.

     2. MODIFICATIONS TO MASTER REPURCHASE AGREEMENT.

     (a) (i) The Master Repurchase Agreement is hereby modified by replacing every reference to a "Purchased Security" or "Purchased Securities" with a reference to "Purchased Asset" or "Purchased Assets," and the definition of
"Purchased Security" as set forth in the Master Repurchase Agreement shall be deleted.

          (ii) The Master Repurchase Agreement is hereby modified by replacing every reference to an "Additional Purchased Security" or "Additional Purchased
Securities," as applicable, with a reference to "Additional Purchased Asset" or
"Additional Purchased Assets," as applicable, and the definition of "Additional
Purchased Security" as set forth in the Master Repurchase Agreement shall be deleted.

          (iii) The Master Repurchase Agreement is hereby modified by replacing every reference to "Security" or "Securities" with a reference to a "Mortgage
Asset" or "Mortgage Assets."

     (b) Paragraph 1 of the Master Repurchase Agreement is hereby deleted and the following is substituted therefor:

          "Subject to the terms and conditions hereof, from time to time during the Commitment Period (but at no time thereafter) and at the written request of the Seller, the parties hereto may enter into transactions in which the Seller transfers Eligible Assets to the Buyer in a sales transaction against the transfer of funds by the Buyer representing the Purchase Price for such Purchased Assets, with a simultaneous agreement by the Buyer to transfer to the Seller and the Seller to repurchase such Purchased Assets in a repurchase transaction at a date certain not later than the Facility Maturity Date, against the transfer of funds by the Seller representing the Repurchase Price for such Purchased Assets. Each such transaction, including transfers of
          Additional Purchased Assets, shall be referred to herein as a
          "Transaction" and shall be governed by this Repurchase Agreement
          (including Annex I hereto), unless otherwise agreed in writing."

     (c) The definitions contained Paragraphs 2(a), 2(b), 2(e), 2(f), 2(g),
2(j), 2(k), 2(l), 2(m), 2(n), 2(o), 2(p), 2(q) and 2(r) of the Master Repurchase
Agreement are hereby deleted and the corresponding definitions contained in
Section 1(a) of this Annex I shall be substituted therefor in all respects.

     (d) Paragraph 2(c) and 2(d) of the Master Repurchase Agreement are hereby deleted in their entirety and the terms "Buyer's Margin Amount" and "Buyer's
Margin Percentage" shall be disregarded entirely and be of no effect wherever they appear in the Master Repurchase Agreement.

                                   Annex I-29

     (e) Paragraph 2(h) of the Master Repurchase Agreement is hereby deleted in its entirety and the term "Margin Excess" shall be disregarded entirely and be of no effect wherever it appears in the Master Repurchase Agreement.

     (f) Paragraph 2(i) of the Master Repurchase Agreement is hereby deleted in its entirety and the term "Margin Notice Deadline" shall be disregarded entirely and be of no effect wherever it appears in the Master Repurchase Agreement.

     (g) Paragraph 2(s) and 2(t) of the Master Repurchase Agreement are hereby deleted in their entirety and the terms "Seller's Margin Amount" and "Seller's
Margin Percentage" shall be disregarded entirely and be of no effect wherever they appear in the Master Repurchase Agreement.

     (h) Paragraph 3 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "(a) Transaction Mechanics; Related Matters.

          (i) From time to time during the Commitment Period but no more frequently than once per week, the Buyer may in its discretion purchase from the Seller the Seller's rights and interests (but none of its obligations) under certain Eligible Assets; provided, however,
          (A) at no time shall the aggregate Purchase Price of the outstanding
          Transactions and any proposed Transactions exceed the Maximum Amount and (B) at no time shall the Buyer enter into Transactions after the
          Commitment Period. The Seller shall request a Transaction by delivering to the Buyer, via Electronic Transmission, a written
          Transaction Request, together with, via Electronic Transmission (to the extent available in such form and otherwise by overnight delivery), a Seller Asset Schedule, a draft Confirmation and an
          Underwriting Package. The Transaction Request shall set forth, among other things, (i) the proposed Purchase Date, that, except with respect to the initial Transaction, shall be at least ten (10)
          Business Days (or such additional reasonable time as the Buyer may reasonably request) after the delivery of the Transaction Request, the
          Seller Asset Schedule, the draft Confirmation, the complete
          Underwriting Package and any supplemental requests (requested orally or in writing) relating to the proposed Mortgage Assets, (ii) the proposed Purchase Price, which shall be in a minimum amount of
          $1,000,000, (iii) the proposed Repurchase Date, (iv) the applicable
          Class and Type for each such Mortgage Asset, and (v) such other additional terms and conditions requested by the Buyer in its reasonable discretion. The Buyer shall have ten (10) Business Days (or such additional reasonable time as the Buyer may reasonably request)
          from the receipt thereof to review the Transaction Request, the Seller
          Asset Schedule, the draft Confirmation, the Underwriting Package and any supplemental requests (requested orally or in writing) relating to the proposed Mortgage Assets.

          (ii) The Buyer shall notify the Seller in writing of the Buyer's tentative approval (and the proposed Purchase Price for each Mortgage
          Asset) or final disapproval of each proposed Mortgage Asset within ten
          (10) Business Days (or such additional reasonable time as the Buyer may reasonably request) after its receipt of the Transaction Request, the Seller Asset Schedule, the draft Confirmation, the complete
          Underwriting Package and any supplemental requests (requested orally or in writing) relating to such proposed Mortgage Asset. Unless the
          Buyer notifies the Seller in writing of the Buyer's approval of such proposed Mortgage Asset within the applicable period, the Buyer shall be deemed not to have approved the purchase of such proposed Mortgage
          Asset.

                                   Annex I-30

          (iii) Provided that the Buyer has tentatively agreed to purchase the
          Mortgage Assets described in the Transaction Request and the proposed
          Purchase Price is acceptable to the Seller, the Seller shall forward to the Buyer, via Electronic Transmission, on the requested Purchase
          Date a completed and executed Confirmation with respect to each
          Transaction, and a copy of the executed Assignment. The Confirmation delivered by the Seller to the Buyer may specify any additional terms or conditions of the Transaction not inconsistent with this Repurchase
          Agreement. Delivery of a Confirmation to the Buyer shall be deemed to be a certification by the Seller, among other things, that all conditions precedent to such Transaction set forth in Section 3 of this Repurchase Agreement have been satisfied (except the Buyer's consent). Unless otherwise agreed in writing, upon receipt of the
          Confirmation and Assignment, the Buyer may, in its discretion, agree to enter into the requested Transaction with respect to a Mortgage
          Asset, with such additional terms, conditions and requirements contained in the Confirmation as the Buyer may require in its discretion (if additional terms, conditions or requirements are required by the Buyer, the Seller shall include such terms, conditions and/or requirements in the Confirmation to the extent it approves of same, and provide a re-executed Confirmation to the Buyer), and the
          Buyer's agreement to purchase the Mortgage Asset on the terms, conditions and requirements as the Buyer may require in its discretion shall be evidenced by the Buyer's signature on the Confirmation. Any
          Confirmation executed by the Buyer shall be deemed to have been received by the Seller on the date actually received by the Seller.

          (iv) (A) the Seller shall release or cause to be released to the
          Custodian in accordance with the Custodial Agreement (1) in the case of a single Non-Table Funded Purchased Asset, no later than 1:00 p.m.
          one (1) Business Day (for more than one (1) Non-Table Funded Purchased
          Asset, two (2) Business Days) prior to the requested Purchase Date, and, (2) in the case of a Table Funded Purchased Asset, no later than
          1:00 p.m. three (3) Business Days following the applicable Purchase
          Date, the Mortgage Asset File pertaining to each Eligible Asset to be purchased by the Buyer, and (B) the Seller shall deliver to the
          Custodian, in connection with the applicable delivery under clause (A)
          above, a Custodial Identification Certificate and a completed Mortgage
          Asset File Checklist required under Section 3.2 of the Custodial
          Agreement.

          (v) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Buyer and the Seller by 1:00 p.m. on the Purchase Date for each
          Non-Table Funded Purchased Asset a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) and an Asset
          Schedule and Exception Report with respect to the Eligible Assets that the Seller has requested the Buyer purchase on such Purchase Date.
          With respect to each Table Funded Purchased Asset, the Seller shall cause the Bailee to deliver to the Custodian, with a copy to the
          Buyer, no later than 1:00 p.m. on the Purchase Date, by Electronic
          Transmission, copies of the related Basic Mortgage Asset Documents, a fully executed Bailee Agreement, a Bailee's Trust Receipt issued by the Bailee thereunder and such other evidence satisfactory to the
          Buyer in its reasonable discretion that all documents necessary to effect a transfer of the Eligible Assets to the Buyer have been delivered to Bailee. With respect to each Table Funded Purchased
          Asset, the Custodian shall deliver to the Buyer with a copy to the
          Seller a Table Funded Trust Receipt no later than 3:00 p.m. on the
          Purchase Date, which receipt and all other documents delivered to the
          Bailee shall be acceptable to the Buyer in its reasonable discretion.
          In the case of a Table Funded Purchased Asset, no later than 3:00 p.m.
          on the second (2nd) Business Day following the Custodian's receipt of the related Mortgage Loan Documents comprising the Mortgage Asset
          File, the Custodian shall deliver to the Buyer a Trust Receipt (along

                                   Annex I-31

          with a completed Mortgage Asset File Checklist attached thereto)
          certifying its receipt of the documents required to be delivered pursuant to the Custodial Agreement, together with an Asset Schedule and Exception Report relating to the Basic Mortgage Asset Documents, with any Exceptions identified by the Custodian as of the date and time of delivery of such Asset Schedule and Exception Report. The
          Custodian shall deliver to the Buyer an Asset Schedule and Exception
          Report relating to all of the Mortgage Loan Documents within five (5)
          Business Days of its receipt of the Mortgage Asset Files.

          (vi) On the Purchase Date for each Eligible Asset to be purchased on such date, and provided the requirements set forth in this Repurchase
          Agreement and the other Repurchase Documents are satisfied, including, without limitation, the delivery to the Buyer of a Trust Receipt pursuant to Paragraph 3(a)(v) of this Repurchase Agreement, ownership of the Purchased Assets shall be transferred to the Buyer (subject to the terms of this Agreement) against the simultaneous transfer of the lesser of (A) Purchase Price and (B) the Availability to the Seller
          not later than 5:00 p.m. on such date. The Seller hereby sells, transfers, conveys and assigns to the Buyer all the right, title and interest (but none of the obligations) of the Seller in and to the
          Purchased Assets together with all right, title and interest in and to the proceeds of any related Purchased Assets (subject to the terms of this Agreement).

          (vii) Each Confirmation, together with this Repurchase Agreement, shall constitute conclusive evidence of the terms agreed between the
          Buyer and the Seller with respect to the Transaction to which the
          Confirmation relates. The Seller's acceptance of the related proceeds shall, to the extent the Confirmation is not for any reason executed by the Seller, constitute the Seller's agreement to the terms of such
          Confirmation. It is the intention of the parties that each
          Confirmation shall not be separate from this Repurchase Agreement but shall be made a part of this Repurchase Agreement.

          (viii) In no event shall a Transaction be entered into when any
          Default or Event of Default has occurred and is continuing or when the
          Repurchase Date for such Transaction would be later than the Facility
          Maturity Date.

          (ix) In the case of individual Transactions terminable upon demand (if any), such demand shall be made by the Buyer or the Seller no later than such time as is customary in accordance with market practice, by telephone or otherwise, on or prior to the Business Day on which such termination will be effective. The Seller shall repurchase the
          Purchased Assets by no later than 3:00 p.m. on the Repurchase Date. On a Repurchase Date, termination of a Transaction will be effected by transfer to the Seller or its designee of the Purchased Assets after the Buyer receives the Repurchase Price for the Purchased Asset. In connection with the termination of a Transaction, any Income in respect of any Purchased Assets received by the Buyer and not previously credited or transferred to, or applied to the obligations of, the Seller pursuant to Paragraph 5 of this Repurchase Agreement shall be netted against the Repurchase Price by the Buyer. To the extent a net amount is owed to one party, the other party shall pay such amount to such party.

          (x) Subject to the terms and conditions of this Repurchase Agreement, during the term of this Repurchase Agreement, the Seller may sell to the Buyer, repurchase from the Buyer and resell to the Buyer, Eligible
          Assets hereunder; provided, however, the Seller shall have no right to substitute an Eligible Asset for a Purchased Asset. To the extent the
          Seller requests less than the Purchase Price that it would otherwise be entitled to receive under the terms of this Repurchase Agreement in connection with the purchase of

                                   Annex I-32

          any Eligible Asset, and provided (A) no Default or Event of Default exists, (B) the Purchased Asset continues to be a Purchased Asset, (C)
          such Purchased Asset is not a Defaulted Mortgage Asset or Delinquent
          Mortgage Asset and (D) each applicable eligibility criteria set forth in Schedule 1 to this Repurchase Agreement is satisfied in all material respects, the Seller may request an additional advance of the
          Purchase Price against such Purchased Asset in an amount not to exceed the positive difference (if any) between the current Purchase Price
          (calculated as if such Purchased Asset were purchased on such day) and the Purchase Price originally advanced by the Buyer with respect thereto; provided, however, in no event shall the aggregate amounts advanced against such Purchased Asset exceed the Maximum Purchase
          Price that the Buyer was prepared to advance on the date the Purchased
          Asset was acquired by the Buyer under this Repurchase Agreement. If the Buyer has advanced the full amount of the Purchase Price that is then available to the Seller on the Purchase Date for the purchase of the Purchased Asset, the Seller may request in writing that the Buyer reunderwrite the Purchased Asset and/or redetermine the Asset Value of such Purchased Asset (in each case in accordance with the same standards used by the Buyer with respect thereto at the time the
          Purchased Asset was originally purchased on the Purchase Date) for the purposes of obtaining additional advances of the Purchase Price with respect to such Purchased Asset, and, provided (A) no Default or Event of Default exists, (B) the Purchased Asset continues to be a Purchased
          Asset, (C) such Purchased Asset is not a Defaulted Mortgage Asset or
          Delinquent Mortgage Asset and (D) each applicable eligibility criteria set forth in Schedule 1 to this Repurchase Agreement is satisfied in all material respects, the Buyer may, in its discretion, consider such request and may take such action (or no action) in response thereto as the Buyer may determine in its discretion.

          (b) Optional Repurchase. The Seller may, upon two (2) Business Days'
          prior written notice or such shorter period as the Buyer may agree in its discretion (such notice to be received by the Buyer no later than
          5:00 p.m. (Charlotte, North Carolina time) on such day) to the Buyer and the Swap Counterparty, reduce the aggregate Repurchase Price of all Purchased Assets (or, prior to an Event of Default, any portion of all Purchased Assets or any individual Purchased Asset) currently outstanding by remitting to the Collection Account (1) cash in the amount of the principal reduction plus accrued and unpaid Price
          Differential and any related Breakage Costs owed in connection therewith and (2) instructions to reduce such Repurchase Price, provided that (A) in connection with such reduction the Seller shall comply with the terms of any related Interest Rate Protection
          Agreement requiring that the Interest Rate Protection Agreement be terminated in whole or in part as the result of any such reduction of the Repurchase Price and the Seller has paid all amounts due to the applicable parties in connection with any such termination and (B)
          after giving effect to such reduction, the Seller shall be in compliance with all Sub-Limits and all other terms, conditions and requirements contained in the Repurchase Documents.

          (c) Extension of Facility Maturity Date. At the written request of the
          Seller delivered to the Buyer no earlier than ninety (90) days and no later than thirty (30) days prior to the Facility Maturity Date, the
          Buyer may in its discretion grant one extension of the Facility
          Maturity Date for a period not to exceed one (1) year by giving written notice of such extension to the Seller no later than fifteen
          (15) days before the expiration of the Facility Maturity Date. Any failure by the Buyer to deliver such notice of extension on a timely basis shall be deemed to be the Buyer's determination not to extend the original Facility Maturity Date. An extension of the Facility
          Maturity Date is subject to the

                                   Annex I-33

          following requirements: (i) no Default or Event of Default shall have occurred and is continuing, (ii) the Seller shall pay to the Buyer an
          Extension Fee as set forth in the Fee Letter, (iii) no additional
          Transactions shall be permitted to be entered into after the original
          Facility Maturity Date, (iv) the Seller must, in addition to other amounts owed by the Seller hereunder, amortize and pay to the Buyer the aggregate Repurchase Price for all Transactions then outstanding in equal quarterly installments over the term of the extension commencing with the original Facility Maturity Date and on the Payment
          Date for each quarter thereafter, (v) not later than the Facility
          Maturity Date (as extended in accordance with the terms of this
          Repurchase Agreement), the Seller shall pay to Buyer an amount equal to the aggregate Repurchase Price then outstanding, together with all other Aggregate Unpaids and any other amounts then owing to the Buyer by the Seller pursuant to this Repurchase Agreement or any other
          Repurchase Document, and (vi) if for any reason the Facility Maturity
          Date were extended beyond four (4) years from the Closing Date (by extensions of the Facility Maturity Date, amendments to the Facility or otherwise), to which the Buyer makes no promise or commitment whatsoever, continuation statements have been filed with respect to any outstanding UCC financing statement in favor of the Buyer with respect to this Facility. The Seller confirms that the Buyer, in its discretion, without regard to the value or performance of the
          Purchased Assets or any other factor, may elect not to extend the
          Facility Maturity Date.

          (d) Extension of Commitment Expiration Date. The Seller may, by
          written notice to the Buyer at any time prior to the Commitment
          Expiration Date then in effect, make written request for the Buyer to extend the Commitment Expiration Date for a period not to exceed 364 days from the then current Commitment Expiration Date. Provided no
          Event of Default has occurred and is continuing on the date of the
          Commitment Expiration Date then in effect, the Commitment Expiration
          Date shall be extended to the date that is not greater than 364 days immediately following the Commitment Expiration Date then in effect;
          provided, that the Commitment Expiration Date shall in no event be extended beyond the third one-year anniversary of the Closing Date or beyond the Facility Maturity Date.

          (e) Payment of Price Differential.

          (i) Notwithstanding that the Buyer and the Seller intend that the
          Transactions hereunder be sales to the Buyer of the Purchased Assets, the Seller shall pay to the Buyer an amount equal to the accrued value of the Price Differential of each Transaction for the most recently ended Accrual Period (each such payment, a "Periodic Advance
          Repurchase Payment") on each Payment Date less any portion thereof previously paid, if any. The Buyer shall deliver to the Seller, via
          Electronic Transmission, notice of the required Periodic Advance
          Repurchase Payment on or prior to the Business Day preceding each
          Payment Date; provided, however, the Buyer's failure to timely deliver such notice shall not affect the Seller's obligations to pay the
          Periodic Advance Repurchase Payment due. If the Seller fails to make all or part of the Periodic Advance Repurchase Payment by 11:00 a.m.,
          Charlotte, North Carolina time, on the Payment Date, the Seller shall be obligated to pay to the Buyer (in addition to, and together with, the Periodic Advance Repurchase Payment) interest on the unpaid amount of the Periodic Advance Repurchase Payment at a rate per annum equal to the Post-Default Rate (the "Late Payment Fee") until the overdue
          Periodic Advance Repurchase Payment is received in full by the Buyer.

                                   Annex I-34

          (ii) If the Seller repurchases Purchased Assets on any day prior to the last day of a Eurodollar Period or if the Seller repurchases
          Purchased Assets on any day that is not a Repurchase Date for such
          Purchased Assets, the Seller shall indemnify the Buyer and hold the
          Buyer harmless from any Breakage Costs actually incurred by the Buyer for the remainder of the Eurodollar Period. The Buyer shall deliver to the Seller a statement setting forth the amount and basis of determination of any Breakage Costs, it being agreed that such statement and the method of its calculation shall be conclusive and binding upon the Seller, absent manifest error. This Paragraph
          3(e)(ii) shall survive termination of this Repurchase Agreement and the repurchase of all Purchased Assets subject to Transactions hereunder until the expiration of the applicable statute of limitations.

          (f) Payment, Transfer and Custody.

          (i) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Seller hereunder shall be paid or deposited in accordance with the terms of this Repurchase Agreement no later than
          3:00 p.m. on the day when due in lawful money of the United States, in immediately available funds and without deduction, set-off or counterclaim to the Buyer's Account and if not received before such time shall be deemed to be received on the next Business Day. The
          Seller shall, to the extent permitted by Applicable Law, pay to the
          Buyer interest on any amounts not paid when due hereunder or under the
          Repurchase Documents at the Post-Default Rate, payable on demand;
          provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of, and distributed to, the Buyer. All computations of interest, Price Differential and fees hereunder or under the Fee Letter shall be made on the basis of a year consisting of 360 days for the actual number of days (including the first but excluding the last day) elapsed. The Seller acknowledges that it has no rights of withdrawal from the foregoing Buyer's Account or from the
          Collection Account or the Securities Account.

          (ii) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of the Price
          Differential or any fee payable hereunder or under the Fee Letter, as the case may be.

          (iii) Any Mortgage Asset Files not delivered to the Buyer or its designee (including the Custodian) are and shall be held in trust by the Seller or its agent for the benefit of the Buyer as the owner thereof. The Seller or its agent shall maintain a copy of the Mortgage
          Asset File and the originals of the Mortgage Asset File not delivered to the Buyer or its designee (including the Custodian). The possession of the Mortgage Asset File by the Seller or its agent is at the will of the Buyer for the sole purpose of servicing the related Purchased
          Asset, and such retention and possession by the Seller or its agent is in a custodial capacity only. Each Mortgage Asset File retained or held by the Seller or its agent shall be segregated on the Seller's books and records from the other assets of the Seller or its agent, and the books and records of the Seller or its agent shall be marked appropriately to reflect clearly the sale of the related Purchased
          Asset to the Buyer. The Seller or its agent shall release custody of the Mortgage Asset File only in accordance with written instructions from the Buyer, unless such release is required as incidental to the servicing of the Purchased Assets or is in connection with a repurchase of any

                                   Annex I-35

          Purchased Asset by the Seller, in each case in accordance with the terms of the Custodial Agreement.

          (g) Notwithstanding anything contained in this Agreement to the contrary, all Repurchase Price and all other Obligations shall be paid in full on or before the Facility Maturity Date.

          (h) Fees.

          (i) On or prior to the Closing Date, the Seller shall pay to the Buyer the Commitment Fee agreed to by the Seller and the Buyer in the Fee
          Letter.

          (ii) To the extent not separately paid by the Seller under the Fee
          Letter, the Price Differential, the Unused Fee and all other fees and amounts payable under the Fee Letter shall be paid to the Buyer from the Collection Account to the extent funds are available on each
          Payment Date pursuant to Paragraph 5 of this Repurchase Agreement.

          (iii) To the extent not separately paid by the Seller, the Custodian's fees and expenses shall be paid to the Custodian from the Collection
          Account to the extent funds are available on each Payment Date pursuant to Paragraph 5 of this Repurchase Agreement.

          (iv) The Seller shall pay to Moore & Van Allen PLLC, as counsel to the
          Buyer, on the Closing Date, its estimated, but reasonable, fees and out-of-pocket expenses in immediately available funds and shall pay all additional fees and out-of-pocket expenses of Moore & Van Allen
          PLLC (including reasonable fees and expenses incurred in reviewing proposed Mortgage Assets for purchase by the Buyer, which fees for the review of the proposed Mortgage Assets shall be limited to $2,500 per
          Mortgage Asset) within ten (10) days after receiving an invoice for such amounts.

          (i) Increased Costs; Capital Adequacy; Illegality.

          (i) If either (A) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (B) the compliance by the Buyer and/or any other
          Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law)
          shall (1) subject the Buyer and/or any other Affected Party to any Tax
          (except for Taxes on the overall net income or franchise of the Buyer and/or any other Affected Party), duty or other charge with respect to any ownership interest in the Purchased Items, or any right to enter into Transactions hereunder, or on any payment made hereunder, (2)
          impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of
          Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of the Price
          Differential), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, the
          Buyer and/or any other Affected Party or (3) impose any other condition affecting the ownership interest in the Purchased Items conveyed to the Buyer hereunder or the Buyer's and/or any other
          Affected Party's rights hereunder, the result of which is to increase the cost to the Buyer and/or any other Affected Party or to reduce the amount of any sum received or receivable by the Buyer and/or any other
          Affected Party under this Repurchase Agreement, then within ten (10)
          days after demand by the Buyer and/or any other Affected Party (which demand shall be

                                   Annex I-36

          accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to the Buyer and/or any other Affected
          Party such additional amount or amounts as will compensate the Buyer and/or any other Affected Party for such additional or increased cost actually incurred or such reduction actually suffered.

          (ii) If either (A) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (B) compliance by the Buyer and/or any other Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by the Buyer and/or any other Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of the Buyer and/or any other Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which the Buyer and/or any other Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of the Buyer and/or any other Affected
          Party with respect to capital adequacy) by an amount deemed by the
          Buyer and/or any other Affected Party to be material, then from time to time, within ten (10) days after demand by the Buyer and/or any other Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to the Buyer and/or any other Affected Party such additional amount or amounts as will compensate the Buyer and/or any other
          Affected Party for such reduction. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial
          Accounting Standards Board shall constitute an adaptation, change, request or directive subject to this Paragraph 3(i)(ii).

          (iii) In determining any amount provided for in this Paragraph 3(i), the Buyer and/or any other Affected Party may use any reasonable averaging and attribution methods. The Buyer or the Affected Party making a claim under this Paragraph 3(i) shall submit to the Seller a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error. Notwithstanding anything to the contrary contained in clauses (i) or (ii) of this Paragraph 3(i), the Buyer shall not seek to impose any such Increased Costs on the
          Seller unless the Buyer is imposing such Increased Costs on similarly situated sellers or borrowers. To the extent possible, the Buyer will use its best efforts to give prior notice to the Seller that there will be Increased Costs incurred. If the Buyer gives notice of
          Increased Costs and the Seller either accepts such Increased Costs or continues to utilize the Facility with knowledge of such Increased
          Costs, the Seller shall be obligated to pay such Increased Costs before exercising the termination option set forth in the next sentence. If the proposed Increased Costs exceed 7.5% of the Seller's
          Facility costs for the preceding year, the Seller shall have the option to terminate the Repurchase Agreement by giving three (3)
          Business Days prior written notice to the Buyer and remitting to the
          Buyer on or before the effective date of the termination all outstanding Obligations due to the Buyer and the other Affected
          Parties under the Repurchase Documents. If the Seller terminates the
          Repurchase Agreement in accordance with the preceding sentence, the
          Seller shall be entitled to a pro-rata rebate of the Commitment Fee based on the portion of the three (3) year Facility that was not used by the Seller.

          (iv) If the Buyer and/or any other Affected Party shall notify the
          Seller that a Eurodollar Disruption Event as described in clause (a)
          of the definition of "Eurodollar Disruption Event" has occurred, all
          Transactions in respect of which the Price

                                   Annex I-37

          Differential accrues at the Adjusted Eurodollar Rate shall immediately be converted into Transactions in respect of which the Price
          Differential accrues at the Base Rate.

          (v) Without prejudice to the survival of any other agreement of the
          Seller hereunder, the agreements and obligations of the Seller contained in this Paragraph 3(i) shall survive the termination of this
          Repurchase Agreement until the expiration of the applicable statute of limitations.

          (j) Taxes.

          (i) All payments made by the Seller, the Guarantor and the Pledgor under the Repurchase Documents will be made free and clear of and without deduction or withholding for or on account of any Taxes. If any Taxes are required to be withheld from any amounts payable to the
          Buyer and/or any other Affected Party, then the amount payable will be increased (such increase, the "Additional Amount") such that every net payment made under the Repurchase Documents after withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on the
          Buyer and/or any other Affected Party, with respect to payments required to be made by the Seller, the Guarantor or the Pledgor under the Repurchase Documents, by a taxing jurisdiction in which the Buyer and/or any other Affected Party is organized, conducts business or is paying taxes (as the case may be).

          (ii) The Seller will indemnify the Buyer and any other Affected Party for the full amount of Taxes payable by such Person in respect of
          Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made within ten (10) days from the date a written invoice therefor is delivered to either
          Seller.

          (iii) Within thirty (30) days after the date of any payment by the
          Seller of any Taxes, the Seller will furnish to the Buyer, at its address set forth under its name on the signature pages of the Master
          Repurchase Agreement, appropriate evidence of payment thereof.

          (iv) Without prejudice to the survival of any other agreement of the
          Seller hereunder, the agreements and obligations of the Seller contained in this Paragraph 3(j) shall survive the termination of this
          Repurchase Agreement until the expiration of the applicable statute of limitations.

          (k) Obligations Absolute. Except as set forth to the contrary in the
          Repurchase Documents, all sums payable by the Seller and/or the
          Guarantor hereunder shall be paid without notice, demand,
          counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Seller and the Guarantor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any taking of any Property, any Underlying Mortgaged
          Property, any other collateral for a Purchased Asset or any portion of the foregoing; (b) any restriction or prevention of or interference with any use of any Property, Underlying Mortgaged Property, any other collateral for a Purchased Asset or any portion of the foregoing; (c)
          any title defect or encumbrance or any eviction from any

                                   Annex I-38

          Property, Underlying Mortgaged Property, any other collateral for a
          Purchased Asset or any portion of the foregoing by title paramount or otherwise; (d) any Insolvency Proceeding relating to any of the
          Seller, the Guarantor, a Borrower or any obligor, account debtor or indemnitor under the Mortgage Loan Documents or any Affiliate of the foregoing, or any action taken with respect to this Repurchase
          Agreement or any other Repurchase Document by any trustee or receiver of any of the Seller, the Guarantor, a Borrower or any obligor, account debtor or indemnitor under the Mortgage Loan Documents or any
          Affiliate of the foregoing, or by any court, in any such proceeding;
          (e) any claim that the Seller has or might have against the Buyer or any Affiliate; (f) any default or failure on the part of the Buyer to perform or comply with any of the terms of this Repurchase Agreement, the Repurchase Documents, the Engagement Letter or of any other agreement with the Seller, the Guarantor or any Affiliate of the foregoing; (g) the invalidity or unenforceability of any Purchased
          Asset or any of the Mortgage Loan Documents; (h) any failure, refusal or inability of a Borrower to pay any obligation due under the
          Mortgage Loan Documents; or (i) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not any of the Seller, the Guarantor or any Affiliate of the foregoing shall have notice or knowledge of any of the foregoing."

     (i) Paragraph 4(a) of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "If at any time the Buyer determines in good faith (based on such factors as the Buyer determines to rely on in its discretion, including, but not limited to, a credit analysis of the Underlying
          Mortgaged Properties and/or the current market conditions for the
          Purchased Assets) that (i) with respect to Purchased Assets other than
          CMBS Securities, the Margin Base for such assets (as determined by the
          Buyer in its good faith discretion on such date) is less than the aggregate Purchase Price for all outstanding Transactions other than
          CMBS Securities and/or (ii) with respect to CMBS Securities, the
          Margin Base for such CMBS Securities (as determined by the Buyer in its good faith discretion on such date) is less than the Margin
          Amounts for such CMBS Securities (in each case a "Margin Deficit"), then the Buyer may by notice to the Seller in the form of Exhibit VIII
          (a "Margin Deficit Notice") require the Seller to transfer to the
          Buyer cash or Additional Purchased Assets in the amount of the Margin
          Deficit to the Buyer by no later than the Margin Correction Deadline.
          All cash transferred to the Buyer pursuant to this Paragraph 4(a)
          shall be deposited in the Collection Account and shall be attributed to such Transaction or Transactions as the Buyer shall determine in its discretion and shall be applied to reduce the outstanding Purchase
          Price to which it has been attributed. Transfers of Eligible Assets to the Buyer under this Paragraph 4(a) shall be subject to the same conditions and requirements that are applicable to the transfers of
          Eligible Assets under Paragraph 3(a). Notwithstanding anything contained herein to the contrary, the rights of the Buyer under this
          Paragraph 4(a) to require the elimination of the Margin Deficit may also be exercised whenever such a Margin Deficit exists with respect to any single or multiple Transactions hereunder (calculated without regard to the other Transaction outstanding under this Repurchase
          Agreement). The Buyer's election, in its discretion, not to deliver a
          Margin Deficit Notice at any time there is a Margin Deficit shall not waive the Margin Deficit or in any way limit or impair the Buyer's right to deliver a Margin Deficit Notice at any time the same or any other Margin Deficit exists."

     (j) Paragraph 4(b) of the Master Repurchase Agreement is hereby deleted in its entirety (the terms "Margin Excess", "Seller's Margin Percentage" and
"Seller's Margin Amount" shall be disregarded entirely and be of no effect wherever they appear in the Master Repurchase Agreement).

                                   Annex I-39

     (k) Paragraph 4(c) of the Master Repurchase Agreement is hereby deleted in its entirety.

     (l) Paragraph 4(d) of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "Any cash transferred pursuant to Paragraph 4 of the Repurchase
          Agreement shall be attributable to Transactions in the manner required by Annex 1."

     (m) Paragraph 4(e) of the Master Repurchase Agreement is deleted in its entirety.

     (n) Paragraph 4(f) of the Master Repurchase Agreement is hereby deleted in its entirety.

     (o) Paragraph 5 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "The Buyer shall be entitled to receive for application in accordance with the provisions of this Repurchase Agreement an amount equal to all Income paid or distributed on or in respect of the Purchased
          Items, which amount shall be deposited by the Seller, each Servicer and each PSA Servicer and all other applicable Persons into the
          Collection Account. The Seller hereby agrees to instruct each
          Servicer, PSA Servicer, Swap Counterparty, each counterparty under any other Interest Rate Protection Agreement and all other applicable
          Persons to transfer all Income with respect to the Purchased Items in accordance with Section 5 of this Repurchase Agreement, who shall hold any funds so received pending application pursuant to the following sentence. On each Payment Date, any amounts received by the Buyer and deposited to the Collection Account since the immediately preceding
          Payment Date shall be applied as follows: first, to the extent not paid, to the payment of all outstanding fees, costs and expenses due to the Custodian under the Custodial Fee Letter, second, to the payment of all fees, costs, expenses and advances then due to the
          Buyer pursuant to the Repurchase Documents, other than the items covered in third through ninth; third, to the payment of outstanding
          Late Payment Fees and Price Differential at the Post-Default Rate,
          fourth, pari passu and pro-rata (based on the amounts owed to such
          Persons under this clause fourth), to the payment of accrued and unpaid Price Differential on the Purchased Assets then due to the
          Buyer and to the Swap Counterparty any Net Swap Payments then due to the Swap Counterparty for the current and any prior Payment Dates
          (other than Swap Breakage Costs); fifth, to the extent not previously paid by the Seller, to pay the Repurchase Price for Purchased Assets
          then subject to a request to repurchase in accordance with the terms of Paragraph 3(b) of this Repurchase Agreement; sixth, without limiting the Seller's obligations to cure Margin Deficits in a timely manner in accordance with Paragraph 4 of this Repurchase Agreement, to the Buyer for the payment of, as applicable, any Margin Deficit outstanding; seventh, to the extent any Income includes payments or prepayments of principal on the underlying Purchased Assets, such payments shall be applied to reduce the aggregate Repurchase Price outstanding; provided, however, prior to an Event of Default and provided no Margin Deficit is outstanding, only an amount equal to the product of the Advance Rate and the amount of such principal payment or prepayment shall be applied to reduce the Repurchase Price outstanding for the related Transaction; eighth, without limiting the
          Seller's obligations under Paragraph 3(c) of this Repurchase Agreement and to the extent not paid previously by the Seller, to the Buyer for the reduction of the Purchase Price outstanding in accordance with
          Paragraph 3(c) of this Repurchase Agreement; ninth, pari passu and pro-rata (based on the amounts owed to

                                   Annex I-40

          such Persons under this clause ninth), to the payment of Breakage
          Costs, if any, Swap Breakage Costs, if any, Indemnified Amounts, if
          any, Increased Costs, if any, Additional Amounts, if any, and all
          other amounts then due and owing to the Buyer, the Swap Counterparty, any Affected Party or any other Person pursuant to the Repurchase
          Documents; and tenth, the remainder to the Seller, for such purposes as the Seller shall determine in its discretion, subject to the
          Financial Covenants and other requirements of the Repurchase
          Documents; provided, however, that if a Margin Deficit, Default or
          Event of Default has occurred and is continuing, amounts collected pursuant to this Paragraph 5 of this Repurchase Agreement shall not be transferred to the Seller but shall be retained by the Buyer and applied in reduction of the Obligations."

     (p) Paragraph 6 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "(a) Grant of Security Interest.

          (i) Each of the following items or types of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter collectively referred to as the
          Purchased Items (the "Purchased Items"): (A) all Purchased Assets; (B)
          all Income and Cash Collateral, if any; (C) all Mortgage Loan
          Documents; (D) all Mortgage Asset Files, including, without limitation, all promissory notes, certificates, instruments, Security
          Agreements, chattel mortgages and all other loan, security or other documents relating to such Purchased Items, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, licenses, contracts, computer programs, computer storage media, accounting records and other books and records relating thereto; (E) all collateral, security interests, rights and other interests under or with respect to each Purchased Item; (F) all
          Purchase Agreements and the collateral, security interests, rights and other interests thereunder; (G) all mortgage guaranties and insurance
          (issued by governmental agencies or otherwise) and any mortgage insurance certificate, policy or other document evidencing such mortgage guaranties or insurance relating to any Purchased Items; (H)
          all servicing fees to which the Seller is entitled and servicing and other rights relating to the Purchased Items; (I) all Servicing
          Agreements, Servicing Records and Servicing Files with respect to the
          Purchased Items and the rights and interests of the Seller thereunder or with respect thereto; (J) all Servicer Accounts established pursuant to any Servicing Agreement, Pooling and Servicing Agreement
          or otherwise with respect to the Purchased Items and all amounts on deposit therein from time to time related to the Purchased Items; (K)
          all Pooling and Servicing Agreements relating to the Purchased Items and all rights of the Seller thereunder or with respect thereto; (L)
          all other agreements, instruments or contracts relating to, constituting, or otherwise governing, any or all of the foregoing to the extent they relate to the Purchased Items, including the right to receive principal and interest payments and any related fees, breakage fees, late fees and penalties with respect to the Purchased Items and the right to enforce such payments; (M) insurance policies, certificates of insurance, insurance proceeds and the rights to enforce payment of insurance proceeds, in each case to the extent they relate to the Purchased Items; (N) the Collection Account and all
          monies, cash, deposits, securities or investment property from time to time on deposit in the Collection Account; (O) the Securities Account
          and all monies, cash, deposits, securities or investment property from time to time on deposit in the Securities Account; (P) any collection account, escrow account, collateral account or lock-box account related to the Purchased Items to the extent of any Seller's or the holder's interest therein, including all moneys, cash, deposits, securities or investment

                                   Annex I-41

          property from time to time on deposit therein; (Q) rights of the
          Seller under any letter of credit, guarantee or other credit support or enhancement related to the Purchased Items; (R) any Interest Rate
          Protection Agreements relating to the Purchased Assets, including all payments due to the Seller, the Guarantor or any Affiliates of the
          foregoing thereunder; (S) all "general intangibles", "accounts",
          "chattel paper", "deposit accounts", "instruments", "securities",
          "financial assets" and "investment property" as defined in the Uniform
          Commercial Code as in effect from time to time relating to or constituting any and all of the foregoing; and (T) any and all replacements, substitutions, conversions, distributions on or proceeds of, from or on any and all of the foregoing; provided, however, none of the foregoing Purchased Items shall include any obligations.

          (ii) The Buyer and the Seller intend that the Transactions hereunder be sales to the Buyer of the Purchased Assets and not loans from the
          Buyer to the Seller secured by the Purchased Assets. However, in order to preserve the Buyer's rights under this Repurchase Agreement in the event that a court or other forum recharacterizes the Transactions hereunder as loans and as security for (A) the repayment of the
          Aggregate Unpaids and performance by the Seller of all of the Seller's obligations to the Buyer hereunder and under the Repurchase Documents and the Transactions entered into hereunder (collectively, the
          "Repurchase Obligations"), (B) the Seller-Related Obligations and (C)
          all expenses and charges, legal or otherwise, incurred in collecting or enforcing, realizing on or protecting any security for, the
          Repurchase Obligations and/or the Seller Related Obligations (the
          amounts described in the foregoing clauses A-C are collectively referred to as the "Obligations"), (a) the Seller hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Purchased Items to the Buyer (on behalf of the Buyer and the Swap Counterparty) to secure the Obligations, (b)
          it is the express intent of the parties that conveyance of the
          Purchased Items be deemed a pledge of the Purchased Items by the
          Seller to the Buyer (on behalf of the Buyer and the Swap Counterparty)
          to secure a debt or other obligation of the Seller, and (c) (i) this
          Repurchase Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for herein shall be deemed to be a grant by the Seller to the Buyer (on behalf of the Buyer and the Swap Counterparty) of a security interest in all of the Seller's right, title and interest in and to the Purchased Items; (iii) the assignment by the Buyer (on behalf of the Buyer and the Swap
          Counterparty) of the interest of the Buyer as contemplated herein shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Buyer or any of its agents, including, without limitation, the Custodian, of the Mortgage Loan
          Documents, the Purchased Items and such other items of Property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to the UCC; and (v)
          notifications to Persons (other than the Buyer and the Swap
          Counterparty) holding such Property, and acknowledgments, receipts or confirmations from Persons (other than the Buyer and the Swap
          Counterparty) holding such Property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under the UCC and
          Applicable Law. The assignment, pledge and grant of security interest contained herein shall be, and the Seller hereby represents and warrants to the Buyer and the Swap Counterparty that it is, a first priority perfected security interest. The Seller agrees to mark its computer records and tapes to evidence the interests granted to the
          Buyer (on behalf of the Buyer and the Swap Counterparty) hereunder.
          All Purchased Items shall secure the payment of all Obligations now or

                                   Annex I-42

          hereafter existing, including, without limitation, the Seller's obligation to repurchase Purchased Assets, or if such obligation is so recharacterized as a loan, to repay such loan for the Repurchase Price and to pay the Aggregate Unpaids and any and all other Obligations.
          For the avoidance of doubt and not by way of limitation of the foregoing, (A) each Purchased Asset, including all Income related thereto, secures the obligations of the Seller with respect to all other Transactions and the obligations with respect to all other
          Purchased Assets, including those Purchased Assets that are junior in priority to the Purchased Asset in question, and (B) if there is an
          Event of Default, no Purchased Item will be released from the Buyer's
          Lien or transferred to the Seller until the Obligations are indefeasibly paid in full. All references in this Repurchase Agreement and the other Repurchase Documents to the Buyer as the secured party or the rights of the Buyer as the secured party shall be deemed to include the Swap Counterparty as a secured party and the rights of the
          Swap Counterparty as a secured party. Notwithstanding the foregoing, the Indebtedness of the Seller under the Obligations shall be full recourse to the Seller.

          (iii) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Asset Files as exclusive bailee pursuant to the terms of the Custodial Agreement and shall deliver the Trust Receipts (along with completed Mortgage Asset File Checklists attached thereto) to the
          Buyer (with a copy to the Seller), each such Trust Receipt to reflect that the Custodian has reviewed such Mortgage Asset Files in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Mortgage Asset Files as so reviewed.

          (iv) The assignment under this Paragraph 6 does not constitute and is not intended to result in the creation or an assumption by the Buyer of any obligation of the Seller or any other Person in connection with any or all of the Purchased Items or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (i)
          the Seller shall remain liable under the Purchased Items to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if the Repurchase Documents had not been executed, (ii) the exercise by the Buyer of any of its rights under, in or to the Purchased Items shall not release the Seller from any of its duties or obligations under the Purchased Items, and (iii)
          the Buyer shall not have any obligations or liability under the
          Purchased Items by reason of the Repurchase Documents or otherwise, nor shall the Buyer be obligated to perform any of the obligations or duties of the Seller or any other Person thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (b) Release of Lien on Purchased Assets. Except as otherwise provided in a Repurchase Document, at such time as any Purchased Asset is repurchased in accordance with this Repurchase Agreement, and the
          Repurchase Price and all other amounts due with respect thereto have been paid in full, the Buyer shall release its interest in such
          Purchased Asset and any related Purchased Items; provided, that, the
          Buyer will make no representation or warranty, express or implied, with respect to any such Purchased Asset or Purchased Items in connection with such release (other than with respect to Liens created by the Buyer), and any transfer of such Purchased Items shall be without recourse to or the expense of the Buyer.

          (c) Further Assurances. The provisions of Section 19 of this
          Repurchase Agreement shall apply to the security interest granted under Paragraph 6 of this Repurchase Agreement as well as to the
          Transactions hereunder.

                                   Annex I-43

          (d) Remedies. Upon the occurrence of an Event of Default, the Buyer shall have, with respect to the security interest in the Purchased
          Items granted pursuant to Paragraph 6 of this Repurchase Agreement, and in addition to all other rights and remedies available to the
          Buyer under this Repurchase Agreement, the Repurchase Documents and other Applicable Law, all rights and remedies of a secured party upon default under the UCC."

     (q) Paragraph 7 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "All of the Seller's right, title and interest in the Purchased Assets that constitute CMBS Securities shall pass to the Buyer on the applicable Purchase Date. The Seller shall deliver to the Buyer a complete set of all transfer documents to be completed by the Buyer and executed copies of any transfer documents to be completed by the
          Seller, in either case in blank, but in form sufficient to allow transfer and registration of such Purchased Assets to the Buyer no later than the proposed Purchase Date for the relevant Purchased
          Asset, and such CMBS Securities shall be medallion guaranteed. All transfers of certificated securities from the Seller to the Buyer shall be effected by physical delivery to the Buyer of the Purchased
          Assets (duly endorsed by the Seller, in blank) together with a stock power executed by the Seller, in blank. With respect to Purchased
          Assets that shall be delivered through the DTC or the National Book
          Entry System of the Federal Reserve, as applicable, in book-entry form and credited to or otherwise held in an account, the Seller shall take such actions necessary to provide instruction to the relevant financial institution, clearing corporation, securities intermediary or other entity, to effect and perfect a legally valid delivery of the relevant interest granted herein to the Buyer hereunder to be held in the Securities Account. Purchased Assets delivered in book-entry form shall be under the custody of and held in the name of the Buyer in the
          Securities Account."

     (r) Paragraph 8 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "Title to all Purchased Items shall pass to the Buyer, and the Buyer shall have free and unrestricted use of all Purchased Items subject to the terms of this Repurchase Agreement. Nothing in this Repurchase
          Agreement shall preclude the Buyer from engaging in repurchase transactions with the Purchased Items or otherwise selling, pledging, syndicating, repledging, transferring, hypothecating, or
          rehypothecating the Purchased Items, all on terms that the Buyer may determine in its discretion subject, however, to the Buyer's obligations to apply Income and reconvey the Purchased Assets to the
          Seller in accordance with the terms hereof. Nothing contained in this
          Repurchase Agreement shall obligate the Buyer to segregate any
          Purchased Items transferred to the Buyer by the Seller. Nothing contained in this Repurchase Agreement shall prohibit the Buyer from causing Purchased Items purchased hereunder to be transferred or re-allocated to one or more other facilities in its discretion.
          Notwithstanding the foregoing, Buyer shall reconvey, without recourse, representation or warranty, the Purchased Items to the Seller free and clear of all Liens created by the Buyer, in accordance with the terms of this Repurchase Agreement."

     (s) Paragraph 9 of the Master Repurchase Agreement is hereby deleted in its entirety and shall be disregarded entirely.

                                   Annex I-44

     (t) Paragraph 10 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "The Seller represents and warrants, as of the date of this Repurchase
          Agreement and any Transaction hereunder and at all times while any
          Repurchase Document and any Transaction hereunder is in full force and effect, as follows:

          (a) Organization and Good Standing. Each of the Seller and the
          Guarantor has been duly organized, and is validly existing as a limited liability company, with respect to the Seller, and as a corporation, with respect to the Guarantor, in good standing, under the laws of the State of Delaware and Maryland, respectively, with all requisite power and authority to own or lease its Properties and conduct its business as such business is presently conducted, and had, at all relevant times, and now has, all necessary power, authority and legal right to acquire, own, sell and pledge the Purchased Items.

          (b) Due Qualification. Each of the Seller and the Guarantor is duly qualified to do business and is in good standing as a limited liability company or corporation, as applicable, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease its Property or the conduct of its business requires such qualification, licenses or approvals.

          (c) Power and Authority; Due Authorization; Execution and Delivery.
          Each of the Seller and the Guarantor (i) has all necessary power, authority and legal right (A) to execute and deliver the Repurchase
          Documents to which it is a party, (B) to carry out and perform the terms of the Repurchase Documents to which it is a party, and (C) to sell, assign and pledge the Purchased Items on the terms and conditions provided herein but subject to the terms of the Mortgage
          Loan Documents, and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, (A) the execution, delivery and performance of the Repurchase Documents to which it is a party, and (B) the sale, assignment and pledge of the
          Purchased Items on the terms and conditions herein provided. The
          Repurchase Documents to which the Seller or the Guarantor is a party have been duly executed and delivered by the Seller and the Guarantor.

          (d) Binding Obligation. Each of the Repurchase Documents to which each of the Seller and the Guarantor is a party constitutes a legal, valid and binding obligation of the Seller and the Guarantor, enforceable against the Seller and the Guarantor in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and by general principles of equity (whether considered in a suit at law or in equity).

          (e) Security Interest.

          (i) This Repurchase Agreement and the other Repurchase Documents constitute a valid transfer to the Buyer of all right, title and interest of the Seller in, to and under all Purchased Items, free and clear of any Lien of any Person claiming through or under the Seller, the Guarantor, the Pledgor or any of their Affiliates, except for
          Permitted Liens and the Seller's repurchase rights described herein, and is enforceable against creditors of and purchasers from the
          Seller. If the conveyances contemplated by this Repurchase Agreement are determined to be transfers for security, then this Repurchase
          Agreement constitutes a grant of a security interest in all Purchased
          Items to the Buyer, that, upon the delivery of the Confirmations, the
          Assignments and Mortgage Asset Files to the

                                   Annex I-45

          Custodian and the filing of the financing statements described in
          Section 3, shall be a first priority perfected security interest in all Purchased Items to the extent such Purchased Items can be perfected by possession, by filing or control, subject only to
          Permitted Liens. Neither the Seller nor any Person claiming through or under the Seller shall have any claim to or interest in the Collection
          Account or the Securities Account, except for the interest of the
          Seller in such property as a debtor for purposes of the UCC;

          (ii) Other than the Lien and transfers contemplated hereunder, the
          Seller has not sold, assigned, pledged, encumbered or otherwise conveyed any of the Purchased Items to any Person, and, immediately prior to the sale to the Buyer, the Seller was the sole owner of such
          Purchased Items, and the Seller owns and has good and marketable title to the Purchased Items free and clear of any Lien (other than
          Permitted Liens);

          (iii) The Seller has received all consents and approvals, if any, required by the terms of any Purchased Items to the sale and granting of a security interest in the Purchased Items hereunder to the Buyer;

          (iv) Upon execution and delivery of the Account Agreement and the
          Securities Account Agreement, the Buyer shall either be the owner of, or have a valid and fully perfected first priority security interest in, the Collection Account and the Securities Account and the
          securities, deposits, investment property and other Purchased Items contained therein;

          (v) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller as debtor that include a description of collateral covering the Purchased Items other than any financing statement (A) that has been terminated, or (B) granted pursuant to this Repurchase Agreement. The Seller is not aware of the filing of any judgment or tax Lien filings against the Seller;

          (vi) None of the Mortgage Loan Documents has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Buyer.

          (f) Tax Liens. Each of the Seller and the Guarantor have timely filed returns for and, subject to the next sentence, paid all applicable federal, state, and local Taxes. The Seller and the Guarantor represents and warrants that there are no delinquent federal, state, city, county or other Taxes relating to such Person, the Purchased
          Items or any arrangement pursuant to which the Purchased Items are issued, except those relating to the Seller or Guarantor that are being contested by such Person, in good faith and with respect to which payment has been stayed by a court of competent jurisdiction.

          (g) Financial Statements. Each of the Seller and the Guarantor
          represents and warrants that, since the date of the financial statements heretofore most recently delivered by such Person (which such Person represents and warrants to be the most recent financial statement), there has been no development or event (or prospective development or event), that would constitute a material adverse change in such Person's financial condition or results of operations or any other Material Adverse Effect.

          (h) No Proceedings. There is no litigation, proceeding or
          investigation pending or, to the best knowledge of the Seller or the
          Guarantor, threatened in writing against the Seller or the Guarantor, before any Governmental Authority (i) asserting the invalidity of

                                   Annex I-46

          the Repurchase Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Repurchase Documents to which the Seller or the Guarantor is a party, or (iii) seeking any determination or ruling that could reasonably be expected to have
          Material Adverse Effect.

          (i) No Violation or Defaults. The consummation of the transactions contemplated by the Repurchase Documents to which each of the Seller and the Guarantor is a party and the fulfillment of the terms of the
          Repurchase Documents will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Seller's or the
          Guarantor's, as applicable, Governing Documents or any material
          Indebtedness, Guarantee Obligation or Contractual Obligation of the
          Seller or the Guarantor, as applicable, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the
          Seller's or the Guarantor's Properties pursuant to the terms of any such Indebtedness, Contractual Obligation or Guarantee Obligation
          other than this Repurchase Agreement, or (iii) violate any Applicable
          Law.

          (j) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority
          (if any) required for the due execution, delivery and performance by the Seller and the Guarantor of the Repurchase Documents to which each is a party (including the transfer of and the grant of a security interest in the Purchased Items) have been obtained, effected, waived or given and are in full force and effect.

          (k) Bulk Sales. The execution, delivery and performance of this
          Repurchase Agreement and the other Repurchase Documents and the transactions contemplated hereby and thereby do not require compliance with any "bulk sales" act or similar law by the Seller or the
          Guarantor.

          (l) No Event of Default. No Default or Event of Default has occurred and is continuing hereunder.

          (m) Insurance. Each of the Seller and the Guarantor has and maintains, with respect to its Properties and business, insurance which meets the requirements of Section 5(r) of this Repurchase Agreement. In addition, the Seller shall maintain the insurance required by Section
          5.7 of the Custodial Agreement.

          (n) Environmental Matters. With respect to Properties of the Seller or the Guarantor other than Purchased Assets:

          (i) No Properties owned or leased by the Seller or the Guarantor and, to the knowledge of the Seller and the Guarantor, no Properties formerly owned or leased by the Seller or the Guarantor, or any
          Subsidiaries thereof, contain, or have previously contained, any
          Materials of Environmental Concern in amounts or concentrations that constitute or constituted a violation of, or reasonably could be expected to give rise to liability under, Environmental Laws;

          (ii) Each of the Seller and the Guarantor is in compliance, and has in the last five (5) years (or such shorter period as the Seller and/or the Guarantor shall have been in existence) been in compliance, with all applicable Environmental Laws, and, to the knowledge of the Seller and the Guarantor, there is no violation of any Environmental

                                   Annex I-47

          Laws that reasonably could be expected to interfere with the continued
          operations of the Seller or the Guarantor;

          (iii) Neither the Seller nor the Guarantor has received any notice of violation, alleged violation, non-compliance, liability or potential liability under any Environmental Law, nor does the Seller or the
          Guarantor have knowledge that any such notice will be received or is being threatened;

          (iv) Materials of Environmental Concern have not been transported or disposed of by the Seller or the Guarantor (including any employee or agent of either the Seller or the Guarantor) in violation of, or in a manner or to a location that reasonably could be expected to give rise to liability under, any applicable Environmental Law, nor has any of them generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that reasonably could be expected to give rise to liability under, any applicable
          Environmental Law;

          (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Seller or the Guarantor, threatened, under any Environmental Law to which the Seller or the
          Guarantor is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements arising out of judicial proceedings or governmental or administrative actions, outstanding under any Environmental Law to which the Seller or the
          Guarantor is a party;

          (vi) There has been no release or, to the best knowledge of the Seller and the Guarantor, threat of release of Materials of Environmental
          Concern in violation of or in amounts or in a manner that reasonably could be expected to give rise to liability under any Environmental
          Law for which the Seller or the Guarantor may become liable; and

          (vii) To the best knowledge of the Seller and the Guarantor, each of the representations and warranties set forth in the preceding clauses
          (i) through (vi) is true and correct with respect to each parcel of real property owned or operated by the Seller or the Guarantor.

          (o) Investment Company Act. Each of the Seller and the Guarantor
          represents and warrants to Buyer that it is a "qualified purchaser" as defined in Section 2(a)(51) of the 40 Act. Neither of the Seller nor
          the Guarantor is required to register as or is controlled by an entity required to register as an "investment company" within the meaning of the 40 Act.

          (p) Patriot Act. Each of the Seller and the Guarantor represents and warrants that, to its actual knowledge, it is in compliance, in all material respects, with the (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the
          United States Treasury Department (31 C.F.R. , Subtitle B, Chapter V,
          as amended) and any other applicable enabling legislation or executive order relating thereto, (ii) the Uniting and Strengthening America by
          Providing Appropriate Tools Required to Intercept and Obstruct
          Terrorism (USA Patriot Act of 2001), and (iii) all other anti-money laundering laws and regulations. The Seller and the Guarantor has established an adequate anti-money laundering compliance program as required by the above-referenced laws and has conducted the requisite due diligence in connection with the origination or acquisition of each Purchased Asset for purposes of such laws and the

                                   Annex I-48

          acquisition of each of the Purchased Assets by the Seller, its agents and/or Affiliates complies with each of the above-references laws. No part of the proceeds of any Transaction will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices
          Act of 1977, as amended.

          (q) Office of Foreign Assets Control. Each of the Seller and the
          Guarantor represents and warrants that it is not a Person (i) whose
          Property or interest in Property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001
          Blocking Property and Prohibiting Transactions With Persons Who
          Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079
          (2001)), (ii) who engages in any dealings or transactions prohibited by Section 2 of such executive order, or, to the Seller's and the
          Guarantor's actual knowledge, is otherwise associated with any such
          Person in any manner violative of Section 2 of such executive order, or (iii) on the current list of Specially Designated Nationals and
          Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets
          Control regulation or executive order.

          (r) Certain Tax Matters. Each of the Seller and the Guarantor
          represents, warrants, acknowledges and agrees, that it does not intend to treat any Transaction or any related transactions hereunder as being a "reportable transaction" (within the meaning of United States
          Treasury Department Regulation Section 1.6011-4). In the event that the Seller or the Guarantor determines to take any action inconsistent with such intention, it will promptly notify the Buyer. If the Seller or the Guarantor so notifies the Buyer, the Seller or Guarantor, as applicable, acknowledges and agrees that the Buyer may treat each
          Transaction as part of a transaction that is subject to United States
          Treasury Department Regulation Section 301.6112-1, and the Buyer will maintain the lists and other records required by such Treasury
          Regulation.

          (s) True and Complete Disclosure. Each of the Seller and the Guarantor
          represents and warrants that the information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Seller or the Guarantor to the Buyer in connection with the negotiation, preparation or delivery of this Repurchase Agreement and the other Repurchase Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or knowingly omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Seller or the Guarantor, after due inquiry, that would reasonably be expected to have a
          Material Adverse Effect that has not been disclosed herein or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Buyer for use in connection with the transactions contemplated hereby or thereby. All written information furnished after the date hereof by or on behalf of the Seller or the
          Guarantor to the Buyer in connection with this Repurchase Agreement or the other Repurchase Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in all material respects, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                                   Annex I-49

          (t) Solvency. None of this Repurchase Agreement, any other Repurchase
          Document or any Transaction hereunder is entered into in contemplation of insolvency or with intent to hinder, delay or defraud any of the
          Seller's or the Guarantor's creditors. The transfer of the Purchased
          Items subject hereto, the obligation to repurchase such Purchased
          Items and the entering into of the Repurchase Documents (including the
          Guaranty) are not undertaken with the intent to hinder, delay or defraud any of the Seller's or the Guarantor's creditors. As of each
          Purchase Date, the Seller and the Guarantor are and will be Solvent, and the transfer and sale of the Purchased Items pursuant hereto, the obligation to repurchase such Purchased Items and the entering into of the Repurchase Documents (including the Guaranty) will not render any such party not Solvent. No petition in bankruptcy has been filed against either Seller or the Guarantor in the last ten (10) years, and neither the Seller nor the Guarantor has in the last ten (10) years made an assignment for the benefit of creditors or taken advantage of any debtor relief laws.

          (u) Exchange Act Compliance; Regulations T, U and X. None of the
          Transactions contemplated herein (including, without limitation, the use of the proceeds from the sale of the Purchased Items) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation,
          Regulations T, U and X. Neither the Seller nor the Guarantor owns or intends to carry or purchase, and no proceeds from the Transactions will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning of Regulation U.

          (v) ERISA Compliance. (A) Neither the Seller nor Guarantor has
          established nor maintained any Plan; and (B) each of Seller and
          Guarantor either (1) qualifies as an Operating Company; (2) complies with an exception set forth in the Plan Asset Regulations such that the assets of such Person would not be subject to Title I of ERISA or
          Section 4975 of the Internal Revenue Code; or (3) does not hold any
          Plan Assets that are subject to ERISA.

          (w) Eligibility of Purchased Assets. With respect to each Purchased
          Asset, to the Seller's actual knowledge, the Seller is not aware of any material exception to or non-compliance with the eligibility criteria set forth on Schedule 1 to this Repurchase Agreement applicable to such Purchased Asset.

          (x) Interest Rate Protection Agreements. Each of the Seller and the
          Guarantor represents and warrants that no "default" has occurred or is continuing under any Interest Rate Protection Agreement.

          (y) Tradenames. The exact legal name of each of the Seller and the
          Guarantor is set forth on the signature pages to this Repurchase
          Agreement. Neither of the Seller nor the Guarantor has any trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

          (z) Ongoing Representations. On the Purchase Date for each Transaction and on each day that a Purchased Asset remains subject to this
          Repurchase Agreement, the Seller shall be deemed to restate and make each of the representations and warranties made by it in this
          Paragraph 10 of this Repurchase Agreement.

          (aa) Value Given. The Seller shall have given reasonably equivalent value to each Transferor in consideration for the transfer to the
          Seller of the Purchased Items under the

                                   Annex I-50

          applicable Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Transferor thereunder to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

          (bb) [RESERVED].

          (cc) Compliance. Each of the Seller and the Guarantor has complied in all material respects (i) with all Applicable Laws to which it may be subject, and no Purchased Item contravenes any Applicable Laws
          (including, without limitation, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and (ii) all Contractual Obligations, Indebtedness and
          Guarantee Obligations.

          (dd) Income. The Seller acknowledges that all Income received by it or its Affiliates and the Servicers and PSA Servicers with respect to the
          Purchased Items sold hereunder are held in trust and shall be held in trust for the benefit of the Buyer until deposited into the Collection
          Account as required herein.

          (ee) Set-Off, etc. No Purchased Item has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller, the Guarantor or any Affiliate of the foregoing, and no
          Purchased Item is subject to compromise, adjustment, extension (except as set forth in the related Mortgage Asset File), satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the
          Purchased Item or otherwise, by the Seller, the Guarantor or any
          Affiliate of the foregoing, except for amendments to such Purchased
          Items otherwise permitted under Section 6(e)(iii) of this Repurchase
          Agreement.

          (ff) Full Payment. The Seller or the Guarantor has knowledge of any fact that should lead it to expect that any Purchased Asset will not be paid in full.

          (gg) Assignments. The Assignments do not violate any provisions of the underlying Mortgage Loan Documents, such documents do not contain any express or implied prohibitions on sales or assignments of the
          Purchased Assets to national banks, and such agreements are valid, binding and enforceable against the Seller.

          (hh) Acting as Principal. The Seller will engage in such Transactions as principal, or, if agreed in writing in advance of any Transaction by the Buyer, as agent for a disclosed principal.

          (ii) No Broker. Neither the Seller, the Guarantor nor any Affiliate of
          the foregoing has dealt with any broker, investment banker, agent or other Person, except for the Buyer (or an Affiliate of the Buyer), who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to this Repurchase Agreement.

          (jj) Ability to Perform. Neither the Seller nor the Guarantor
          believes, nor do they have any reason or cause to believe, that it cannot perform each and every agreement and covenant contained in the
          Repurchase Documents applicable to it and to which it is a party.

                                   Annex I-51

          (kk) Financial Condition.

          (i) The audited consolidated balance sheet of the Guarantor and its
          Consolidated Subsidiaries as of the fiscal year ending December 31,
          2004 provided to the Buyer and the related audited consolidated statements of income and retained earnings and of cash flows for the year then ended, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern"
          or like qualification arising out of the scope of the audit conducted by Ernst & Young LLP, copies of which have heretofore been furnished to the Buyer, are complete and correct and present fairly the consolidated financial condition of the Guarantor and its Consolidated
          Subsidiaries of the foregoing as of such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto (if any), have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein). Neither the Guarantor nor any of its Consolidated Subsidiaries had, as of the date of the most recent balance sheet referred to above, any material contingent liability or liability for taxes, or any long term lease or unusual forward or long term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, that is not reflected in the foregoing statements or in the notes thereto. During the period from December
          31, 2004 to and including the date hereof, there has been no sale, transfer or other disposition by the Seller, the Guarantor or any
          Consolidated Subsidiaries of the foregoing of any material part of their business or Property and no purchase or other acquisition of any business or Property (including any Capital Stock of any other Person)
          material in relation to the consolidated financial condition of the
          Seller, the Guarantor or any Consolidated Subsidiaries of the
          foregoing on the date hereof other than (A) the sale of 729 7th Avenue and (B) the repayment of approximately $25,000,000 of mortgage debt.

          (ii) The operating forecast and cash flow projections of the Seller, the Guarantor and any Consolidated Subsidiaries of the foregoing, copies of which have heretofore been furnished to the Buyer, have been prepared in good faith under the direction of a Responsible Officer of the Seller and the Guarantor and in accordance with GAAP. Neither the
          Seller nor the Guarantor has any reason to believe that as of the date of delivery thereof such operating forecast and cash flow projections are materially incorrect or misleading in any material respect or omit to state any material fact which would render them misleading in any material respect.

          (ll) Servicing Agreements. The Seller has delivered to the Buyer all
          Servicing Agreements and all Pooling and Servicing Agreements with respect to the Purchased Assets, and, to the best of the Seller's knowledge, no material default or event of default exists thereunder.

          (mm) Seller's Indebtedness. The Seller has no Indebtedness or
          Contractual Obligations other than (i) ordinary trade payables, (ii)
          in connection with Mortgage Assets originated or acquired for this
          Facility and (iii) the Repurchase Documents. The Seller has no
          Guarantee Obligations.

          (nn) [RESERVED].

          (oo) Purchased Assets. (i) There are no outstanding rights, options, warrants or agreements for the purchase, sale or issuance of the
          Purchased Assets created by, through,

                                   Annex I-52

          or as a result of the Seller's or the Guarantor's actions or inactions; (ii) there are no agreements on the part of the Seller or the Guarantor to issue, sell or distribute the Purchased Assets, other than this Repurchase Agreement, and (iii) other than this Repurchase
          Agreement, the Seller has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Purchased Assets.

          (pp) No Defenses. To the actual knowledge of the Seller and the
          Guarantor, there are no defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller or the Guarantor or any other Person with respect to this
          Repurchase Agreement, the Engagement Letter, the Repurchase Documents,
          any other instrument, document and/or agreement described herein or therein (including, without limitation, the validity or enforceability of any of the foregoing) or with respect to the obligation of the
          Seller and the Guarantor to repay the Aggregate Unpaids and other amounts due hereunder.

          (qq) Separateness. As of the date hereof, the Seller (i) owns no assets, and does not engage in any business, other than the assets and transactions intended to be transferred to the Buyer under this
          Repurchase Agreement; (ii) has not incurred any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A)
          with respect to Retained Interests, (B) commitments to make loans which may become Eligible Assets, and (C) as permitted herein; (iii)
          has not made any loans or advances to any Affiliate other than loans to the Guarantor that have been disclosed in writing to and approved in writing by the Buyer, and has not acquired obligations or securities of its Affiliates; (iv) has paid its debts and liabilities
          (including, as applicable, shared personnel and overhead expenses)
          only from its own assets; (v) complies with the provisions of its organizational documents; (vi) does all things necessary to observe organizational formalities and to preserve its existence, and has not amended, modified or otherwise changed its Governing Documents other than as the same have been heretofore amended, or suffered same to be amended, modified or otherwise changed other than as the same have been heretofore amended; (vii) maintains all of its books, records, financial statements and bank accounts separate from those of its
          Affiliates (except that such financial statements may be consolidated to the extent consolidation is required under GAAP consistently applied or as a matter of Applicable Law); (viii) is, and at all times holds itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), corrects any known misunderstanding regarding its status as a separate entity, conducts business in its own name, and does not identify itself or any of its Affiliates as a division or part of the other; (ix) maintains adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (x) does not engage in or suffer any direct change of ownership, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (xi) does not commingle its funds or other assets with those of any Affiliate or any other
          Person; (xii) maintains its accounts separately from those of any
          Affiliate or any other Person; (xiii) does not hold itself out to be responsible for the debts or obligations of any other Person; (xiv)
          has not (A) filed or consented to the filing of any Insolvency
          Proceeding with respect to the Seller, instituted any proceedings under any applicable Insolvency Law or otherwise sought any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to the Seller, (B) sought or consented to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Seller or a substantial portion of its properties or (C) made any assignment for the benefit of the

                                   Annex I-53

          Seller's creditors; (xv) has at least one (1) Independent Director or such greater number as required by the Buyer or any Rating Agency;
          (xvi) maintains an arm's length relationship with its Affiliates;
          (xvii) uses separate stationary, invoices and checks; and (xviii)
          allocates fairly and reasonably any overhead for shared office space.

          (rr) Subsidiaries. The Seller is a Subsidiary of the Guarantor. The
          Seller does not have any Subsidiaries.

          (ss) REIT Status. The Guarantor qualifies as a REIT.

          (tt) No Reliance. Each of the Seller and the Guarantor has made its own independent decisions to enter into the Repurchase Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including, without limitation, legal counsel and accountants) as it has deemed necessary. Each of the Seller and the
          Guarantor is not relying upon any advice from the Buyer as to any aspect of the Transactions, including, without limitation, the legal, accounting or tax treatment of such Transactions."

     (u) Paragraph 11 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "In the event that (i) the aggregate Repurchase Price for all
          Transactions outstanding on any day exceeds the Maximum Amount and the same continues unremedied for two (2) Business Days after notice from the Buyer; (ii) a Servicer Default occurs and is continuing; (iii) an
          Act of Insolvency relating to the Seller, the Guarantor, the Pledgor shall have occurred, or any Act of Insolvency shall have occurred with respect to any Affiliate of the Seller, the Guarantor or the Pledgor
          and the same affects, impacts or impairs (A) any Lien, right or other interest of the Buyer under any of the Repurchase Documents or (B) the
          Seller's, the Guarantor's or the Pledgor's performance, or ability to perform, its obligations, duties or agreements under any of the
          Repurchase Documents; (iv) the Seller, the Guarantor or the Pledgor
          shall become required to register as an "investment company" within the meaning of the 40 Act or the arrangements contemplated by the
          Repurchase Documents shall require registration as an "investment company" within the meaning of the 40 Act; (v) there shall exist any event or occurrence that has caused or resulted in a Material Adverse
          Effect with respect to clauses (a), (b), (c) or (d) of the definition of Material Adverse Effect; (vi) (A) any Repurchase Document, or any
          Lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Seller, the Guarantor or the Pledgor, (B) the
          Seller, the Guarantor, the Pledgor, or any other Person shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Repurchase Document or any Lien or security interest thereunder, (C) the Purchased Items shall not have been sold to the Buyer, or the Liens contemplated under the Repurchase Documents shall cease or fail to be first priority perfected Liens on any Purchased Items or the Equity Interests or
          shall be Liens in favor of any Person other than the Buyer or (D) the
          Seller, the Guarantor, the Pledgor or any of their Affiliates shall grant, or suffer to exist, any Lien on any Purchased Item or the
          Equity Interests (except Permitted Liens); (vii) the Seller, the
          Guarantor or the Pledgor shall have failed to observe or perform in any material respect any of the covenants or agreements of the Seller, the Guarantor or the Pledgor set forth in this Repurchase Agreement or the other Repurchase Documents to which the Seller, the Guarantor or the Pledgor is a party and

                                   Annex I-54

          the same continues unremedied for a period of twenty (20) calendar days after the earlier to occur of (A) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Seller, the Guarantor or the Pledgor by the Buyer,
          and (B) the date on which the Seller, the Guarantor or the Pledgor becomes aware thereof; (viii) any representation, warranty or certification made by the Seller, the Guarantor or the Pledgor in this
          Repurchase Agreement or any Repurchase Document or in any certificate or other document or agreement delivered pursuant to this Repurchase
          Agreement or any Repurchase Document (in each case other than the eligibility criteria contained in Schedule 1 to this Repurchase
          Agreement unless the Seller shall have affirmed or confirmed any such criteria with actual knowledge that it was not satisfied in any material respect) shall prove to have been incorrect in any material respect when made or deemed made and the same continues unremedied for a period of twenty (20) calendar days after the earlier to occur of
          (A) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Seller, the Guarantor or the Pledgor by the Buyer, and (B) the date on which the Seller, the
          Guarantor or the Pledgor becomes aware thereof; (ix) (A) the Seller, the Guarantor or the Pledgor shall have failed to make any payment due with respect to any material Indebtedness in excess of (1) $5,000,000 in the case of the Guarantor and the Pledgor, and (2) $1,000,000 in the case of the Seller (in each case including, without limitation, recourse debt), any Guarantee Obligations or any material Contractual
          Obligation in excess of $5,000,000 in the case of the Guarantor and the Pledgor, and $1,000,000 in the case of the Seller, to which the
          Seller, the Guarantor or the Pledgor as applicable, is a party, or a default or an event or condition shall have occurred that would permit acceleration of any of the foregoing whether or not such event or condition has been waived, (B) the Seller, the Guarantor or the
          Pledgor shall be in default of any monetary obligation with respect to any Seller-Related Obligation (other than the Swap Documents) or (C)
          the Seller, the Guarantor or the Pledgor shall be in default with respect to any obligation under the Swap Documents; (x) (A) the Seller shall default in the payment of (1) any Repurchase Price due
          (including, without limitation, pursuant to Paragraph 3 of the
          Repurchase Agreement) or (2) any amount due under Paragraph 5 of this
          Repurchase Agreement or any other provision of this Repurchase
          Agreement or the Repurchase Documents when due (whether at stated
          maturity, upon acceleration or at mandatory or optional prepayment), or (B) the failure of the Seller, the Guarantor, the Pledgor, any
          Affiliate of the forgoing, any Servicer, any PSA Servicer or any other
          Person to timely deposit to the Collection Account all Income as required by Section 5 of this Repurchase Agreement or the failure of the Seller to deposit or credit to the Securities Account any uncertificated CMBS Security and related Purchased Items required to be deposited or credited to such account; (xi) the Seller shall have failed to pay any Margin Deficit due under Paragraph 4 of this
          Repurchase Agreement by the Margin Correction Deadline; (xii) the
          Seller, the Guarantor or the Pledgor shall default in the payment of any other amount payable by it hereunder or under any other Repurchase
          Document after notification by the Buyer of such default, and such default shall have continued unremedied for two (2) Business Days;
          (xiii) a final judgment or judgments for the payment of money in excess of (1) $5,000,000 in the case of the Guarantor and the Pledgor, and (2) $1,000,000 in the case of the Seller, in the aggregate shall be rendered against the Seller, the Guarantor or the Pledgor, as applicable, by one (1) or more courts, administrative tribunals or other bodies or any Governmental Authority having jurisdiction, and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof; (xiv) the Seller, the Guarantor, the Pledgor or an ERISA
          Affiliate shall engage in a non-exempt prohibited transaction (as

                                   Annex I-55

          defined in Section 406 of ERISA or Section 4975 of the Code); (xv) the
          Seller fails to repurchase Purchased Assets on the applicable
          Repurchase Date, including, without limitation the Facility Maturity
          Date, and to pay all amounts due in connection therewith; (xvi) NRFC
          Sub-REIT Corp. shall cease to own directly 100% of the issued and outstanding Capital Stock of the Seller; (xvii) the Seller, the
          Guarantor or the Pledgor shall admit its inability to, or its intentions not to, perform its obligations, covenants or agreements under any Repurchase Document or admit that it is not Solvent; or
          (xviii) the Seller, the Guarantor or the Pledgor shall merge or consolidate into any entity, and such entity is, in Buyer's opinion, materially weaker in its financial condition (in the aggregate) than such Person pre-merger or consolidation (each an "Event of Default"):

          (a) (i) At the option of the Buyer, exercised by written notice to the
          Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of
          Insolvency of the Seller, the Guarantor, the Pledgor or, subject to
          Paragraph 11(iii) of the Repurchase Agreement, any of their
          Affiliates), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such
          Transaction shall be deemed immediately cancelled without any liability to the Buyer). The Buyer shall (except upon the occurrence of an Insolvency of the Seller, the Guarantor, the Pledgor or, subject to Paragraph 11(iii) of the Repurchase Agreement, any of their
          Affiliates) give notice to the Seller of the exercise of such option as promptly as practicable.

          (ii) If the Buyer exercises or is deemed to have exercised the option referred to in Paragraph 11(a)(i) of this Repurchase Agreement,

          (A) (1) the Seller's obligations in such Transactions to repurchase all Purchased Items, at the Repurchase Price therefor on the
          Repurchase Date, and, without duplication, to pay the Aggregate
          Unpaids and all other Obligations hereunder and under the other
          Repurchase Documents, shall thereupon become immediately due and payable, (2) all Income paid after such exercise or deemed exercise shall be retained by the Buyer and applied to the aggregate unpaid
          Repurchase Price, the Aggregate Unpaids and any other Obligations, and
          (3) the Seller shall immediately deliver to the Buyer any Purchased
          Items subject to such Transactions then in the Seller's possession or control; and

          (B) all Income actually received by the Buyer pursuant to Paragraph
          3(e)(i) of this Repurchase Agreement (excluding any Late Payment Fees paid pursuant to Paragraph 5 of this Repurchase Agreement) shall be applied to the aggregate unpaid Repurchase Price and Aggregate Unpaids and any other Obligations, in such order as the Buyer shall determine in its discretion.

          (iii) Upon the occurrence of one or more Events of Default, and subject to Section 6(n) of this Repurchase Agreement, the Buyer shall have the right to obtain physical possession of the Servicing Records
          (subject to the provisions of the Custodial Agreement), the Servicing
          Files, the Servicing Agreements and all other files of the Seller or any third party acting for the Seller relating to the Purchased Items and all documents relating to the Purchased Items which are then or may thereafter come into the possession of the Seller or any third party acting for the Seller, and the Seller shall deliver to the Buyer such assignments as the Buyer shall request (all of the foregoing being at the

                                   Annex I-56

          expense of the Seller), and the Buyer shall have the right to appoint any Person to act as the Servicer for the Purchased Assets.

          (iv) At any time after the second (2nd) Business Day following notice to the Seller (which notice may be the notice given under Paragraph
          11(a)(i) of this Repurchase Agreement), in the event the Seller have not repurchased all Purchased Items, the Buyer may (A) immediately sell, without demand or further notice of any kind, at a public or private sale and at such price or prices as the Buyer may deem reasonably satisfactory any or all Purchased Items subject to such
          Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Price, the Aggregate Unpaids and all other
          Obligations, or (B) in its discretion, elect, in lieu of selling all or a portion of such Purchased Items, to give the Seller credit for such Purchased Items in an amount equal to the Market Value (as determined by the Buyer in its discretion) of the Purchased Items against the aggregate unpaid Repurchase Price, the Aggregate Unpaids and all other Obligations. The proceeds of any disposition of
          Purchased Items shall be applied first to the costs and expenses incurred by the Buyer in connection with the Seller's default; second to the costs of related covering and/or related hedging transactions;
          third to the Repurchase Price; fourth to the Aggregate Unpaids and any other Obligations; and fifth, to the Seller.

          (v) Each Party hereto agrees that the other Party may obtain an injunction or an order of specific performance to compel such other party to fulfill any of its obligations as set forth in the Repurchase
          Documents if such other party fails or refuses to perform its obligations as set forth therein.

          (vi) The Seller shall be liable to the Buyer, payable as and when incurred by the Buyer, for (A) the amount of all reasonable actual out-of-pocket expenses, including legal or other expenses incurred by the Buyer in connection with or as a consequence of an Event of
          Default, and (B) all reasonable costs incurred in connection with hedging or covering transactions.

          (iii) The Buyer shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or
          Applicable Law.

          (b) The Buyer may exercise one or more of the remedies available to the Buyer immediately upon the occurrence of an Event of Default and, except to the extent provided in Paragraph 11(a)(i) and 11(a)(iv) of this Repurchase Agreement, at any time thereafter without notice to the Seller. All rights and remedies arising under this Repurchase
          Agreement and the other Repurchase Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies that the Buyer may have.

          (c) The Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and the Seller and the Guarantor hereby expressly waives any defenses the Seller, the Guarantor or the
          Pledgor might otherwise have to require the Buyer to enforce its rights by judicial process. The Seller and the Guarantor also waives any defense (other than a defense of payment or performance) the
          Seller, the Guarantor and/or the Pledgor might otherwise have arising from the use of non-judicial process, enforcement and sale of all or any portion of the Purchased Items, or from any other election of remedies. The Seller, the Guarantor and the Pledgor recognize that non-

                                   Annex I-57

          judicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's-length.

          (d) To the extent permitted by Applicable Law, the Seller shall be liable to the Buyer for interest on any amounts owing by the Seller hereunder, from the date the Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by the Seller or
          (ii) satisfied in full by the exercise of the Buyer's rights hereunder. Interest on any sum payable by the Seller to the Buyer under this Paragraph 11(d) shall accrue interest from and after the date of the Event of Default and while such Event of Default is continuing at a rate equal to the Post-Default Rate.

          (e) In addition to the rights under this Paragraph 11, during the continuance of an Event of Default, the Buyer shall no longer be obligated to enter into any additional Transactions pursuant to any outstanding Confirmation and the Buyer shall have the following additional rights if an Event of Default exists:

          (i) The Buyer, the Seller and the Guarantor agree and acknowledge that the Purchased Assets constitute collateral that may decline rapidly in value. Accordingly, notwithstanding anything to the contrary in this
          Repurchase Agreement, the Buyer shall not be required to give notice to the Seller or the Guarantor prior to exercising any remedy in respect of an Event of Default. If no prior notice is given, the Buyer shall give notice to the Seller of the remedies affected by the Buyer promptly thereafter. The Buyer shall act in good faith in exercising its rights pursuant to this Paragraph 11(e).

          (ii) The Buyer may, in its discretion, elect to hold any Purchased
          Asset for its own account and earn the related interest on the full face amount thereof.

          (f) In making a determination as to whether an Event of Default has occurred, the Buyer shall be entitled to rely on reports published or broadcast by media sources believed by the Buyer to be generally reliable and on information provided to it by any other sources believed by it to be generally reliable, provided that the Buyer reasonably and in good faith believes such information to be accurate.

          (g) Notwithstanding anything contained in the Repurchase Documents to the contrary, neither the Seller, the Guarantor, the Pledgor nor any other Person shall be permitted to cure an Event of Default after the acceleration of any of the Obligations.

          (h) Subject to Paragraphs 3(k) and 17(d), Sections 8 and 9 and other similar provisions contained in the Repurchase Documents, the Seller and the Guarantor shall have all remedies available to them at law or equity for any breach of this Repurchase Agreement by the Buyer."

     (v) Paragraph 12 of the Master Repurchase Agreement is hereby amended by deleting the final sentence therein in its entirety and the following is substituted therefor:

          "Accordingly, each of the Seller and the Guarantor agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all
          Transactions hereunder, and (ii) that payments, deliveries and other transfers made by it or others on its behalf in respect of any
          Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other

                                   Annex I-58

          Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted."

     (w) Paragraph 13 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages of the Master
          Repurchase Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by telex, when telexed against receipt of answer back, or (b) notice by facsimile copy, when verbal
          communication of receipt is obtained. Neither the Seller, the
          Guarantor nor the Pledgor shall be entitled to any notices of any nature whatsoever from the Buyer except with respect to matters for which this Repurchase Agreement or the Repurchase Documents specifically and expressly provide for the giving of notice by the
          Buyer to the Seller, the Guarantor and/or the Pledgor and, except with respect to matters for which the Seller, the Guarantor or the Pledgor is not, pursuant to Applicable Law, permitted to waive the giving of notice."

     (x) Paragraph 15 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "(a) The Buyer may at any time and without the permission of, but with contemporaneous notice to, the Seller, sell, assign, transfer, pledge or grant a security interest or sell a participation interest in, its rights and interests under the Repurchase Documents (or any portion thereof) to any Person; provided, however, that (i) if the Buyer is assigning or selling a participation interest in more than 50% of the
          Maximum Amount to a Person that is not a Pre-Approved Buyer and there is no Default or Event of Default, then the Seller must first approve such assignment or participation (which approval shall not be unreasonably withheld, conditioned or delayed), (ii) provided there is no Event of Default, the Buyer will retain control over decisions relating to waivers and consents (including, without limitation,
          Market Value determinations, margin calls, term extensions and approval of Eligible Assets) expressly contemplated under the
          Repurchase Documents and (iii) assignments by the Buyer shall be in a minimum amount of $5,000,000 unless the Buyer is assigning all of its remaining interests under this Repurchase Agreement. The parties to any such assignment, grant or sale of participation interest shall execute and deliver to the Buyer, for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the Buyer. Notwithstanding anything contained in this Paragraph 15(a) to the contrary, after an Event of
          Default that is continuing, the Buyer may sell any Purchased Asset (or portion thereof) without the consent of the Seller in accordance with the Buyer's exercise of remedies under this Repurchase Agreement.

          (b) The Seller agrees to cooperate with the Buyer at the Buyer's cost in connection with any such sale, assignment, transfer, pledge or participation and to enter into such restatements of, and amendments, supplements and other modifications to, the Repurchase Documents in order to give effect to such assignment, transfer or sale.

                                   Annex I-59

          (c) The Seller shall not assign or delegate, or grant or transfer any interest in, or permit any Lien to exist upon, the Seller's rights, obligations or duties under this Repurchase Agreement or the
          Repurchase Documents without the prior written consent of the Buyer
          (which consent may be withheld in the Buyer's discretion). Any attempt by the Seller to assign any of its rights or obligations under this
          Repurchase Agreement without the prior written consent of the Buyer
          (which consent may be withheld in the Buyer's discretion) shall be null and void."

     (y) Paragraph 16 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.
          THIS REPURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO
          THE CONFLICT OF LAWS PROVISIONS THEREOF). EACH OF THE PARTIES HERETO
          HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR
          FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE
          PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON
          CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED
          HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE
          GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY
          SUCH COURT."

     (z) Paragraph 17 of the Master Repurchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "(a) Upon the occurrence and during the continuance of an Event of
          Default, the Buyer shall have, with respect to the security interest in the Purchased Assets granted pursuant to Paragraph 6 of this
          Repurchase Agreement, and in addition to all other rights and remedies available to the Buyer under this Repurchase Agreement or other
          Applicable Law, all rights and remedies of a secured party upon default under the UCC.

          (b) The Seller and the Guarantor agree, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Purchased Items may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Repurchase Agreement, or the absolute sale of any of the Purchased Items or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the buyers thereof, and the Seller and the Guarantor, each for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws and any and all right to have any of the properties or assets constituting the Purchased Items marshaled upon any such sale, and agrees that the Buyer or any court having jurisdiction to foreclose the security interests granted in this Repurchase Agreement may sell the Purchased Items as an entirety or in such parcels as the
          Buyer or such court may determine.

          (c) No failure on the part of the Buyer to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial

                                   Annex I-60

          exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by Applicable Law. Application of the
          Post-Default Rate or increased Pricing Spread after a Default or Event of Default shall not be deemed to constitute a waiver of any Default or Event of Default or any rights or remedies of the Buyer under this
          Repurchase Agreement, any other Repurchase Documents or Applicable
          Law, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Post-Default
          Rate or increase in Pricing Spread after an Event of Default may be invoked.

          (d) In the event that a claim or adjudication is made that the Buyer has acted unreasonably or unreasonably delayed acting in any case where by Applicable Law or under this Repurchase Agreement or the other Repurchase Documents it has an obligation to act reasonably or promptly, the Buyer shall not be liable for any punitive,
          consequential, indirect or special damages in connection therewith or any other breach or default by the Buyer, and the Seller's and the
          Guarantor's sole remedies shall be limited to commencing an action seeking injunctive relief, actual damages or declaratory judgment."

     (aa) Paragraph 19(a) of the Master Repurchase Agreement is hereby modified by adding the following sentence to the end of Paragraph 19(a):

          "It is understood that this Agreement constitutes a "Master Netting
          Agreement" as that term is defined in Section 101 of Title 11 of the
          United State Code."

     (bb) Paragraph 20 of the Master Repurchase Agreement is hereby modified by deleting the period at the end thereof and by adding the following at the end of such paragraph:

          "; and (d) in the case of Transactions in which one of the parties is an "insured depository institution" as that term is defined in Section
          1813(c)(2) of Title 12 of the United States Code, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance
          Corporation, the Savings Association Insurance Fund or the Bank
          Insurance Fund, as applicable."

     3. CONDITIONS PRECEDENT.

     (a) The Buyer shall not be obligated to enter into any Transaction hereunder nor shall the Buyer be obligated to take, fulfill or perform any other action hereunder until the following conditions have been satisfied, in the discretion of, or waived in writing by, the Buyer:

          (i) The Buyer shall be in receipt of good standing certificates, secretary certificates (or the equivalent) and copies of the Governing
     Documents and applicable resolutions of the Seller, the Guarantor and the
     Pledgor evidencing, as applicable, the corporate or other authority for the
     Seller, the Guarantor and the Pledgor with respect to the execution, delivery and performance of the Repurchase Documents and each of the other documents to be delivered by the Seller, the Guarantor and the Pledgor from time to time in connection herewith;

          (ii) This Repurchase Agreement, the Guaranty and each other Repurchase
     Document shall have been duly executed by, and delivered to, the parties thereto and such documents shall be in form and substance satisfactory to the Buyer;

                                   Annex I-61

          (iii) UCC financing statements shall have been filed against the
     Seller and the Pledgor in the appropriate filing office;

          (iv) Each of the Seller and the Pledgor shall have delivered to the
     Buyer a duly executed Power of Attorney in the form of Exhibit II;

          (v) The Buyer shall be in receipt of such Opinions of Counsel from the counsel to the Seller, the Guarantor and the Pledgor and an Opinion from in-house counsel to the Custodian as the Buyer may require, each in form and substance satisfactory to the Buyer in its reasonable discretion, including, without limitation, corporate opinions and perfection opinions;

          (vi) The Buyer shall be in receipt of the Servicing Agreements and the
     Pooling and Servicing Agreements (if any), certified as true, correct and complete copies of the originals, together with the Servicer Notices, fully executed by the Seller and any applicable Servicer;

          (vii) The Buyer shall have received payment from the Seller of the fees payable under the Fee Letter and the amount of actual costs and expenses, including, without limitation, the fees and expenses of counsel to the Buyer as contemplated by Paragraph 3(h)(iv) of this Repurchase
     Agreement, incurred by the Buyer in connection with the development, preparation and execution of this Repurchase Agreement, the other
     Repurchase Documents and any other documents prepared in connection herewith or therewith;

          (viii) The Buyer shall have completed to its satisfaction such due diligence as it may require in its discretion and obtained internal credit approval of the Facility;

          (ix) The Buyer shall have received all such other and further documents, certifications, reports, approvals and legal opinions as the
     Buyer may reasonably require;

          (x) no Applicable Law shall prohibit or render it unlawful, and no order, judgment or decree of Governmental Authority shall prohibit, enjoin or render it unlawful, to enter into the Facility or any Transaction;

          (xi) the Seller, the Guarantor and the Pledgor shall each be in compliance in all material respects with all Applicable Laws, Contractual
     Obligations and all Indebtedness, each shall have obtained all required consents, approvals and/or waivers of all necessary Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Repurchase Agreement and the other Repurchase Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby;

          (xii) any and all consents, approvals and waivers applicable to the
     Purchased Items shall have been obtained;

          (xiii) the Buyer is in receipt of pro-forma Financial Covenant calculations; and

          (xiv) no Material Adverse Effect has occurred.

     (b) The Buyer's agreement to enter into each Transaction (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect to the consummation thereof and the intended use of the proceeds of the sale:

                                   Annex I-62

          (i) no Applicable Law shall prohibit or render it unlawful, and no order, judgment or decree of Governmental Authority shall prohibit, enjoin or render it unlawful, to enter into such Transaction by the Buyer in accordance with the provisions of this Repurchase Agreement or any other transaction contemplated herein;

          (ii) the Seller, the Guarantor, each Servicer and each PSA Servicer shall have delivered to the Buyer all reports and other information required to be delivered as of the date of such Transaction;

          (iii) The Buyer shall have received a written Transaction Request, the related Underwriting Package and the related Seller Asset Schedule;

          (iv) the Seller shall have delivered a Confirmation, via Electronic
     Transmission, in accordance with the procedures set forth in Paragraph
     3(a)(iii) of this Repurchase Agreement, and the Buyer shall have approved in writing the purchase of the Eligible Asset to be included in such
     Transaction in its discretion and shall have obtained all necessary internal credit and other approvals for such Transaction;

          (v) no Default or Event of Default shall have occurred and be continuing, no Margin Deficits are outstanding, and no Material Adverse
     Effect has occurred;

          (vi) the Buyer shall have received a Compliance Certificate in the form of Exhibit VI attached hereto ("Compliance Certificate") from a
     Responsible Officer of the Seller and the Guarantor that, among other things: (A) shows in detail the calculations demonstrating that, after giving effect to the requested Transaction, the aggregate Purchase Price of the Transactions outstanding shall not exceed the Maximum Amount, (B) the
     Seller, the Guarantor and the Pledgor have observed or performed all of their covenants and other agreements, and satisfied every condition, contained in this Repurchase Agreement, the Repurchase Documents and the related documents to be observed, performed or satisfied by them, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (C) states that all representations and warranties contained in the Repurchase Documents are true and correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to be made on such day, (D)
     shows that the Seller and the Guarantor are in compliance with the
     Financial Covenants and, on a quarterly basis as provided in Section
     (5)(i)(i)(B) of this Repurchase Agreement, showing in detail the calculations supporting the certification of the Seller's and the
     Guarantor's compliance with the Financial Covenants, (E) and discloses the status of each Interest Rate Protection Agreement described under clause
     (ii) of the definition thereof;

          (vii) subject to the Buyer's right to perform one or more due diligence reviews pursuant to Section 20 of this Repurchase Agreement, the
     Buyer shall have completed, in accordance with Paragraph 3(a) of this
     Repurchase Agreement, its due diligence review of the Mortgage Asset, the
     Mortgage Asset File and the Underwriting Package for each proposed Mortgage
     Asset and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Mortgage Asset as the Buyer in its discretion deems appropriate to review, and such reviews shall be satisfactory to the Buyer in its discretion;

          (viii) with respect to any Eligible Asset to be purchased hereunder on the related Purchase Date that is not serviced by the Seller, the Seller shall have provided to the Buyer copies of the related Servicing Agreements and the Pooling and Servicing Agreements, certified as true,

                                   Annex I-63

     correct and complete copies of the originals, together with Servicer
     Notices fully executed by the Seller and the Servicer;

          (ix) the Buyer shall have received all fees and expenses of the Buyer and counsel to the Buyer as contemplated by Paragraph (3)(h)(vi) and
     Section 17 of this Repurchase Agreement and the Fee Letter and the Buyer shall have received the reasonable costs and expenses incurred by them in connection with the entering into of any Transaction hereunder, including, without limitation, costs associated with due diligence recording or other administrative expenses necessary or incidental to the execution of any
     Transaction hereunder, which amounts, at the Buyer's option, may be withheld from the sale proceeds of any Transaction hereunder;

          (x) for each Non-Table Funded Purchased Asset, the Buyer shall have received from the Custodian on each Purchase Date a Trust Receipt (along with a completed Mortgage Asset File Checklist attached thereto) and an
     Asset Schedule and Exception Report with respect to each Eligible Asset, each dated the Purchase Date, duly completed and, in the case of the Asset
     Schedule and Exception Report, with exceptions acceptable to the Buyer in its discretion in respect of Eligible Assets to be purchased hereunder on such Business Day. In the case of a Table Funded Purchased Asset, the Buyer shall have received on the related Purchase Date the Table Funded Trust
     Receipt and all other items described in the second (2nd) sentence of
     Paragraph 3(a)(v), each in form and substance satisfactory to the Buyer in its discretion, provided that the Buyer subsequently receives the items described in Paragraph 3(a)(iv) and 3(a)(v) and the other delivery requirements under the Custodial Agreement on or before the date and time specified herein and therein, which items shall be in form and substance satisfactory to the Buyer in its discretion;

          (xi) the Buyer shall have received from the Seller a Warehouse
     Lender's Release Letter substantially in the form of Annex 10-B to the
     Custodial Agreement (or such other form acceptable to the Buyer)
     ("Warehouse Lender's Release Letter"), if applicable, or a Seller's Release
     Letter substantially in the form of Annex 10-A to the Custodial Agreement
     (or such other form acceptable to the Buyer) ("Seller's Release Letter")
     covering each Eligible Asset to be sold to the Buyer;

          (xii) prior to the purchase of any Eligible Asset acquired (by purchase or otherwise) by the Seller from any Affiliate of Seller, the
     Buyer shall have received certified copies of the applicable Purchase
     Agreements (if any) and, if requested by the Buyer in its reasonable discretion, a True Sale Opinion;

          (xiii) on and as of such day, the Seller, the Guarantor, the Pledgor and the Custodian shall have performed all of the covenants and agreements contained in the Repurchase Documents to be performed by such Person at or prior to such day;

          (xiv) the Repurchase Date for such Transaction is not later than the
     Facility Maturity Date;

          (xv) the Buyer shall have received evidence satisfactory to the Buyer that the Seller has delivered an irrevocable instruction to each Servicer,
     PSA Servicer or other applicable Person to pay Income with respect to the
     Purchased Items directly to the Collection Account, as provided herein, which instructions may not be modified without the prior written consent of the Buyer, and the Seller shall have delivered all notices and instructions and obtained all certifications, acknowledgments, agreements and registrations required to perfect any CMBS Security;

                                   Annex I-64

          (xvi) both immediately prior to the requested Transaction and also after giving effect thereto and to the intended use thereof, all representations and warranties made by each of the Seller, the Guarantor and the Pledgor shall be true, correct and complete on and as of such
     Purchase Date in all material respects with the same force and effect as if made on and as of such date;

          (xvii) the Buyer shall be in receipt of the evidence of insurance (if any) required by Section 9.1 of the Custodial Agreement;

          (xviii) none of the following shall have occurred and/or be continuing:

               (A) an event or events shall have occurred in the good faith determination of the Buyer resulting in the effective absence of a
          "repo market" or related "lending market" for purchasing (subject to repurchase) or financing debt obligations secured by commercial mortgage loans or securities, or an event or events shall have occurred resulting in the Buyer not being able to finance Mortgage
          Assets through the "repo market" or "lending market" with traditional counterparties at rates that would have been reasonable prior to the occurrence of such event or events;

               (B) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by
          Mortgage Assets or commercial or multifamily real property, or an event or events shall have occurred resulting in the Buyer not being able to sell securities backed by Mortgage Assets or commercial or multifamily real property at prices that would have been reasonable prior to such event or events; or

               (C) there shall have occurred a material adverse change in the financial condition of the Buyer that affects (or can reasonably be expected to affect) materially and adversely the ability of the Buyer to fund its obligations under this Repurchase Agreement;

          (xix) after giving effect to the requested Transaction, the aggregate outstanding Purchase Price of the Transactions outstanding shall not exceed the Asset Value of all the Purchased Assets subject to outstanding
     Transactions or the Maximum Amount;

          (xx) the Mortgage Asset shall be an Eligible Asset (unless waived by the Buyer in its discretion) and the Buyer shall have obtained internal credit approval review and/or approval of such Mortgage Asset; and

          (xxi) the Buyer shall have received all such other and further documents, reports, certifications, approvals and legal opinions as the
     Buyer in its discretion shall reasonably require.

     The failure of the Seller or the Guarantor, as applicable, to satisfy any of the foregoing conditions precedent in respect of any Transaction shall, unless such failure was expressly waived in writing by the Buyer on or prior to the related Purchase Date, give rise to a right of the Buyer, which right may be exercised at any time on the demand of the Buyer, to rescind the related
Transaction and direct the Seller to pay to the Buyer for the benefit of the
Buyer an amount equal to the Purchase Price, the Price Differential, Breakage
Costs and other amounts due in connection therewith during any such time that any of the foregoing conditions precedent were not satisfied.

     4. BUYER'S DUTY OF CARE. Except as herein provided in this Section 4 of this Repurchase Agreement, Buyer's (or, on its behalf, the Custodian) sole duty with respect to the Purchased Items shall

                                   Annex I-65

be to use reasonable care in the custody, use, operation and preservation of the
Purchased Items in its possession or control. The Buyer shall incur no liability to the Seller, the Guarantor or any other Person for any act of government, act of God or other such destruction in whole or in part or negligence or wrongful act of custodians or agents selected by and supervised by Buyer with reasonable care, or Buyer's failure to provide adequate protection or insurance for the
Purchased Items. Buyer shall have no obligation to take any action to preserve any rights of the Seller in any of the Purchased Items against prior parties, and the Seller hereby agrees to take such action. The Seller shall defend the
Purchased Items against all such claims and demands of all persons (other than claims and demands resulting from interests created by Buyer), at all times, as are adverse to Buyer. Buyer shall have no obligation to realize upon any
Purchased Item, except through proper application of any distributions with respect to the Purchased Items made directly to Buyer or its agent(s). So long as Buyer (or the Custodian, on the Buyer's behalf) shall act in good faith in its handling of the Purchased Items, each of the Seller and the Guarantor hereby waives the defense of impairment of the Purchased Items by Buyer.

     5.   COVENANTS.

     (a) Compliance with Laws and Contractual Obligations. The Seller and the
Guarantor shall comply in all material respects with all Applicable Laws
(including Environmental Laws), including those with respect to the Purchased
Assets or any part thereof, and shall comply, and perform all duties and obligations under, all Contractual Obligations, Indebtedness and Guarantee
Obligations (including, without limitation, its duties and obligations under the
Mortgage Loan Documents). No part of the proceeds of any Transaction shall be used for any purpose which violates, or would be inconsistent with, the provisions of Regulation T, U or X.

     (b) Payment of Taxes. The Seller and the Guarantor shall pay and discharge all Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with
GAAP.

     (c) Corporate Existence. The Seller and the Guarantor shall continue to engage in business of the same general type as now conducted by it and shall preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and will qualify and remain qualified in good standing as a corporation or other entity in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material
Adverse Effect.

     (d) ERISA Matters. Each of the Seller and the Guarantor will not without the prior approval of the Buyer, establish or maintain any Plan, nor take any action that would (i) cause it to fail to qualify as an Operating Company or
(ii) cause it to fail to otherwise meet an exception under the Plan Asset
Regulations which would prevent the assets of such Person from being subject to
Title I of ERISA or Section 4975 of the Code.

     (e) Interest Rate Protection Agreements. Each of the Seller and the
Guarantor shall perform its duties and obligations and make all payments due under and shall otherwise maintain any existing Interest Rate Protection
Agreements.

     (f) Payment of Obligations. The Seller and the Guarantor shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations in excess of $250,000 with respect to the Seller and $1,000,000 with respect to the Guarantor, including, without limitation, all Indebtedness, Contractual Obligations and Guarantee
Obligations, except where the

                                   Annex I-66

amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Seller, the Guarantor or any of their Subsidiaries, as the case may be.

     (g) Keeping of Records and Books of Account. The Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Purchased Items in the event of the destruction of the originals thereof) and will keep and maintain all documents, books, records and other information reasonably necessary or advisable in which complete entries are made in accordance with GAAP and
Applicable Laws.

     (h) Financial Statements. The Seller and the Guarantor shall deliver to the
Buyer:

          (i) as soon as available, and in any event within forty-five (45)
     calendar days after the end of the first three fiscal quarters of the
     Seller and the Guarantor, the unaudited consolidated balance sheets for the
     Seller and the Guarantor as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Seller and the Guarantor for such period and the portion of the fiscal year through the end of such period, accompanied by an
     Officer's Certificate from the Seller and the Guarantor, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Seller or the Guarantor, as applicable, in accordance with GAAP, consistently applied, as at the end of, and for, such period
     (subject to normal year-end adjustments);

          (ii) as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Seller and the Guarantor, the audited (in the case of the Guarantor only) or the signed (in the case of the Seller only) consolidated balance sheets of the Seller and the
     Guarantor, as applicable, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Seller and the Guarantor for such year, and, in the case of the
     Guarantor only, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Guarantor as at the end of, and for, such fiscal year in accordance with GAAP;

          (iii) with respect to each Purchased Asset, if provided to the Seller, the Guarantor or any Servicer or PSA Servicer by any Borrower under any
     Purchased Asset, as soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter of the Seller, the operating statement and rent roll for each Underlying Mortgaged
     Property; provided, however, the Buyer reserves the right in its discretion to request such information on a monthly basis (to be provided no later than thirty (30) days after the end of each month) but the Seller's failure to obtain such information shall not be a breach of this covenant provided the related Purchased Asset with respect to which information was not provided is included in the Facility for less than six (6) months;

          (iv) with respect to each Purchased Asset, if provided to the Seller or the Guarantor by any Borrower under any Purchased Asset, as soon as available, but in any event not later than thirty (30) days after receipt thereof, the annual balance sheet with respect to such Borrower;

          (v) with respect to each Purchased Asset, as soon as available but in any event not later than thirty (30) days after receipt thereof, (A) the related monthly securitization report, if

                                   Annex I-67

     any, and any other reports delivered under the Pooling and Servicing
     Agreements to the Seller or the Guarantor, if any, and, (B) within forty-five (45) days after the end of each quarter, a copy of the standard monthly exception report (if any) , prepared by the Seller in the ordinary course of its business in respect of the related Purchased Asset or
     Underlying Mortgaged Property; and

          (vi) from time to time such other information regarding the financial condition, operations or business of the Seller and the Guarantor as the
     Buyer may reasonably request.

          All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); provided, that any financial statements delivered by the Seller or the Guarantor with respect to any Borrower under any Underlying Mortgage Loan shall be delivered to the Buyer in the form received by the Seller or the Guarantor.

     (i) Certificates; Other Information. The Seller and the Guarantor shall furnish to the Buyer:

          (i) (A) concurrently with the delivery of the annual financial statements referred to in Section 5(h) above, a certification from the independent certified public accountant reporting on such financial statements stating that, in making the examination necessary therefore, no information was obtained of any Defaults or Events of Default except as specified in such certificate, and (B) concurrently with the delivery of the financial statements referred to in Section 5(h) above and in connection with the delivery of each Confirmation, a Compliance Certificate from a Responsible Officer of the Seller and the Guarantor, which
     Compliance Certificate shall, among other things, describe in detail, on a quarterly basis, the calculations supporting the Responsible Officer's certification of the Seller's and the Guarantor's compliance with the
     Financial Covenants;

          (ii) (A) within thirty (30) days of the end of each calendar quarter, the Seller shall provide the Buyer with a quarterly report, which report shall include, among other items, a summary of the Seller's delinquency and loss experience with respect to Purchased Assets serviced by the Seller, any Servicer, any PSA Servicer or any designee of the foregoing, the
     Seller's internal risk rating, the Seller's and any Servicer's or PSA
     Servicer's surveillance reports on the Purchased Assets, and the operating statements, occupancy status and other property level information with respect to each Purchased Asset, (B) within ten (10) days of receipt thereof by the Seller, any Servicer or PSA Servicer, any remittance reports with respect to the servicing of any Purchased Items and (C) promptly, any such additional reports as the Buyer may reasonably request with respect to the Seller, any Servicer or PSA Servicer servicing the portfolio, or pending originations of Mortgage Assets;

          (iii) no later than the fifteenth (15th) day of each month, with respect to each Purchased Asset, a Purchased Asset Data Summary, substantially in the form of Exhibit VII ("Purchased Asset Data Summary"), properly completed;

          (iv) the Seller shall promptly deliver or cause to be delivered to the
     Buyer (i) any report or material notice received by the Seller from any
     Borrower or obligor under the Purchased Items promptly following receipt thereof and (ii) any other such document or information relating to the
     Purchased Items as the Buyer may reasonably request in writing from time to time;

                                   Annex I-68

          (v) promptly, any modifications or additions to the items contained in the Underwriting Package; and

          (vi) promptly, such additional financial and other information as the
     Buyer may from time to time reasonably request.

     (j) Notices. The Seller and the Guarantor will furnish written notice to the Buyer and the Swap Counterparty with respect to the following:

          (i) Representations. Promptly upon notice or knowledge thereof, notice of (A) any representation or warranty set forth in Paragraph 10 of this
     Repurchase Agreement was incorrect at the time it was given or deemed to have been given or (B) any eligibility criteria set forth in Schedule 1 to this Repurchase Agreement is or was not satisfied at any time;

          (ii) Covenants. Promptly upon notice or knowledge thereof, notice of any material default with respect to any covenant, duty or agreement of the
     Seller, the Guarantor or the Pledgor under any Repurchase Document;

          (iii) Material Events. Promptly upon becoming aware thereof, notice of any material change in the Asset Value of any Purchased Asset, any material change in the market value of any or all of the Seller's or Guarantor's assets or any other event or circumstance that, in the reasonable judgment of the Seller or the Guarantor, is likely to have a Material Adverse
     Effect;

          (iv) Event of Default. The Seller and the Guarantor shall immediately notify the Buyer upon the Seller or the Guarantor becoming aware of any event which would constitute a Default or an Event of Default.

          (v) Casualty. With respect to any Purchased Asset hereunder, promptly upon notice or knowledge thereof that the Underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Asset
     Value of such Purchased Asset;

          (vi) Liens. Promptly upon notice or knowledge of any Lien or security interest on, or claim asserted against, any Purchased Asset or the Equity
     Interests other than Permitted Liens;

          (vii) Defaults. Promptly upon notice or knowledge thereof, notice of
     (A) any material default (beyond any applicable notice and cure period)
     related to any Purchased Items or the Mortgage Loan Documents, or (B) any
     default (beyond any applicable notice and cure period) under any
     Contractual Obligation, Indebtedness or Guarantee Obligation of the Seller,
     the Guarantor or any of their Subsidiaries, which, if not cured, could reasonably be expected to have a Material Adverse Effect;

          (viii) Servicers. Promptly upon notice or knowledge thereof, notice of the resignation or termination of any Servicer under any Servicing
     Agreement with respect to any Purchased Items or any PSA Servicer under a
     Pooling and Servicing Agreement;

          (ix) Losses. Promptly upon notice or knowledge thereof, notice of any loss or expected loss in respect of any Purchased Item, or any other event or change in circumstances or expected event or change in circumstances that could be reasonably be expected to result in a material decline in value or cash flow of any Purchased Item or any Underlying Mortgaged
     Property;

                                   Annex I-69

          (x) Sales. Notice of the conveyance, sale, lease, assignment, transfer or other disposition (any such transaction, or related series of transactions, a "Sale") of any Property, business or assets of the Seller, whether now owned or hereafter acquired, with the exception of (A) this
     Repurchase Agreement and (B) any Sale of Property by the Seller that is not material to the conduct of its business and is effected in the ordinary course of business; and

          (xi) Proceedings. As soon as possible and in any event within three
     (3) Business Days after the Seller or the Guarantor receives notice or obtains knowledge thereof, notice of any settlement of, material judgment
     (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy (of a material nature), litigation, action, suit, arbitration or proceeding before any court or governmental department, commission, board, bureau, agency, arbitrator, investigation or instrumentality, domestic or foreign, affecting (A) the Purchased Items, (B) the Repurchase Documents, (C) the
     Buyer's interest in the Purchased Items, or (D) the Seller or the Guarantor
     and, with respect to this clause (D) only, the amount in controversy exceeds $250,000 with respect to the Seller and/or $1,000,000 with respect to the Guarantor.

Each notice pursuant to this Section 5(j) shall be accompanied by an Officer's
Certificate from the Seller and/or the Guarantor, as applicable, setting forth details of the occurrence referred to therein and stating what action the Seller or the Guarantor has taken or proposes to take with respect thereto.

     (k) Limitations on Liens. Without prior written consent of the Buyer, the
Seller will not: (i) assign, sell, transfer, pledge, grant, create, incur, assume or suffer or permit to exist any security interest in or Lien on any of the Purchased Items to anyone except Buyer, (ii) permit any financing statement
(except any financing statements in favor of Buyer) or assignment (except for any assignments in favor of Buyer) to be on file in any public office with respect thereto, (iii) permit or suffer to exist any Lien or right of others to attach to any of the Purchased Items (or any portion thereof), except as contemplated by this Repurchase Agreement, or (iv) consent to any amendment or supplement to the Mortgage Loan Documents pursuant to which the Purchased Assets were issued or created that would materially and adversely affect Buyer's interests hereunder or with respect to the Purchased Items without the prior written consent of Buyer or (v) sell, pledge, transfer, assign, participate or grant a Lien on its interest under the Repurchase Documents or the Purchased
Items.

     (l) Lien Covenants. With respect to each Purchased Item acquired by the
Buyer, the Seller will (i) take all action reasonably requested by the Buyer to perfect, protect and more fully evidence the Buyer's ownership of and first priority perfected security interest in such Purchased Item, including, without limitation, executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (ii) taking all additional action that the Buyer may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Repurchase Agreement and the Repurchase Documents in such Purchased Items. Immediately upon notice to the Seller of a Lien or any circumstance which, if adversely determined would be reasonably likely to give rise to a Lien (other than in favor of the Buyer or created by or through Buyer), on any of the Purchased Items, the Seller shall notify the Buyer and the Seller shall further defend the Purchased Items against, and will take such other action as is necessary to remove, any Lien or claim on or to the Purchased Items (other than any Lien created under this
Repurchase Agreement), and the Seller will defend the right, title and interest of the Buyer in and to any of the Purchased Items against the claims and demands of all Persons whomsoever.

                                   Annex I-70

     (m) Sub-Limit. The Seller shall not sell to the Buyer any Eligible Asset if, after giving effect to such Transaction, a Sub-Limit would be exceeded, unless waived in advance in writing by the Buyer in its discretion.

     (n) Registration of Securities. In the case of any Purchased Asset not physically delivered to the Buyer or its designee, unless otherwise consented to by the Buyer, the Seller shall maintain, or cause to be maintained, each of the
Securities with either DTC or with the National Book Entry System of the Federal
Reserve, DTC or any similar firm or agency, as applicable, in the Buyer's name.

     (o) [RESERVED].

     (p) Investments. The Seller, the Guarantor or any of their Affiliates shall not acquire or maintain any right or interest in any Purchased Asset that is senior to or pari passu with the rights and interests of the Buyer therein under this Repurchase Agreement unless such Mortgage Asset is also a Purchased Asset.

     (q) Prohibition of Fundamental Changes. The Seller or the Guarantor shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, however, that the Seller or the Guarantor may merge or consolidate with (i) any wholly owned Subsidiary of such Person, or (ii) any other Person if the Seller or the
Guarantor is the surviving corporation; provided, that, (x) if after giving effect thereto, no Event of Default would exist hereunder, (y) if such merger or consolidation would adversely affect the Swap Counterparty, the Swap
Counterparty has consented thereto, and (z) the new entity (if any) assumes the obligations, liabilities and Indebtedness under the Repurchase Documents and the
Swap Documents.

     (r) Maintenance of Property; Insurance. The Seller and the Guarantor shall keep all Property useful and necessary in its business in good working order and condition, shall maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks as are usually and customarily insured against in the same general area by companies acting prudently and engaged in the same or a similar business, and furnish to the Buyer, upon written request, full information as to the insurance carried.

     (s) Financial Covenants.

          (i) Maintenance of Liquidity. The Guarantor shall not permit, for any calendar quarter, its Liquidity for such Test Period to be less than (i) if the Debt to Book Equity Ratio is above 2:1, $12,000,000, (ii) if the Debt to Book Equity Ratio is between 1:1 and 2:1, $6,000,000, and (iii) if the
     Debt to Book Equity Ratio is below 1:1, $4,000,000; provided, however, the
     Guarantor's Liquidity shall never be less than $4,000,000.

          (ii) Maintenance of Tangible Net Worth. The Guarantor shall not permit, for any Test Period, its Tangible Net Worth (including the
     Guarantor's minority interest in Guarantor's operating partnership) at any time to be less than the sum of (A) $125,000,000 plus (B) an amount equal to 75% of the aggregate net proceeds after costs and expenses received by the Guarantor, Subsidiaries of the Guarantor and/or the Guarantor's
     operating partnership in connection with the offering or issuance of any
     Capital Stock of the Guarantor, Subsidiaries of the Guarantor and/or the
     Guarantor's operating partnership after the Closing Date.

                                   Annex I-71

          (iii) Maintenance of Debt to Book Equity. The Guarantor shall not permit, for any Test Period, the ratio of its recourse Indebtedness to
     Tangible Net Worth (the "Debt to Book Equity Ratio") at any time to be greater than 3:5 to 1:0.

          (iv) Interest Coverage. The Seller shall not permit, for any Test
     Period, the ratio of (A) the sum of its Consolidated Adjusted EBITDA for such Test Period to (B) its Interest Expense for such Test Period to be less than 1:5 to 1:0.

     (t) Delivery of Income. The Seller will deposit and cause all Servicers and other applicable Persons to deposit all Income received in respect of the
Purchased Items into the Collection Account within two (2) Business Days of receipt thereof. The Seller shall instruct all PSA Servicers and other applicable Persons under the Pooling and Servicing Agreements to deposit into the Collection Account within two (2) Business Days of the date the PSA Servicer is obligated to disburse the same under the Pooling and Servicing Agreements all
Income in respect of the Purchased Items and the Seller shall take reasonable steps necessary to enforce such instructions. The Seller will instruct the Swap
Counterparty under the Swap Documents and all other counterparties under other
Interest Rate Protection Agreements to deposit any payments due to the Seller from time to time under the Swap Documents and the other Interest Rate
Protection Agreements into the Collection Account within two (2) Business Days of the date such Person is obligated to disburse same and the Seller shall take reasonable steps to enforce such instructions. Furthermore, the Seller shall remit or cause to be remitted to the Buyer via Electronic Transmission sufficient detail to enable the Buyer to appropriately identify the Purchased
Asset to which any full or partial principal payment or prepayment applies.

     (u) Performance and Compliance with Purchased Assets. The Seller will, at its expense, timely and fully perform and comply (or as applicable cause the
Transferors, Servicers and PSA Servicers to perform and comply) with all provisions, covenants, duties, agreements, obligations and other promises required to be observed under the Purchased Items, all other agreements related to such Purchased Items, including the Mortgage Loan Documents, and the Retained
Interests.

     (v) Purchased Items Not to be Evidenced by Instruments. Neither the Seller
nor the Guarantor will not take any action to cause any Purchased Item that is not, as of the applicable Purchase Date, evidenced by an Instrument to be so evidenced except in connection with the enforcement or collection of such
Purchased Items.

     (w) Deposits. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Income in respect of Purchased Items. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Securities Account any item except uncertificated CMBS Securities that are Purchased Assets and all cash, property, proceeds, securities or investment property with respect to such Purchased Assets. The Seller shall perform all of its obligations under the Account Control Agreement and Securities Account
Control Agreement.

     (x) Change of Name or Location of Asset Files. The Seller shall not (i)
change its name, organizational number, identity, structure or jurisdiction of formation, move the location of its principal place of business and chief executive office, or change the offices where it keeps the records (as defined in the UCC) from the location referred to in on the signature page to the Master
Repurchase Agreement, or (ii) move, or consent to the Custodian moving, the
Mortgage Asset Files from the location thereof on the Closing Date, unless the
Seller has given at least thirty (30) days' prior written notice to the Buyer and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Buyer in the Purchased Items.

                                   Annex I-72

     (y) Exceptions. The Seller shall promptly correct any and all Exceptions set forth on any Asset Schedule and Exception Report.

     (z) Purchase Agreements; Servicing Agreements. The Seller or the Guarantor
will not materially amend, modify, waive or terminate any provision of any
Purchase Agreement, Servicing Agreement or Pooling and Servicing Agreement
without the prior written consent of the Buyer.

     (aa) Transactions with Affiliates. The Seller may enter into any transaction with an Affiliate, provided that such transaction is upon fair and reasonable terms no less favorable to the Seller than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate;
provided, further, that in no event shall the Seller transfer to the Buyer hereunder any Eligible Asset acquired by the Seller from an Affiliate of the
Seller unless the Seller shall have delivered a certified copy of the related
Purchase Agreement and, if requested by the Buyer in its reasonable discretion, a True Sale Opinion has been delivered to the Buyer prior to such sale.

     (bb) Negative Pledge. The Seller shall not contract, create, incur, assume or permit to exist any Lien on or with respect to any of its Property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

     (cc) Limitation on Distributions. The Seller or the Guarantor shall not declare or make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Seller or the
Guarantor, as applicable, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller or the Guarantor, as applicable, except that the Seller and the Guarantor, as applicable, each may declare and pay dividends in accordance with its respective Governing Documents, and without restriction as to amount, so long as, in the case of the Seller and the
Guarantor, (i) no Default or Event of Default shall have occurred, (ii) no
Margin Deficit is outstanding and (iii) the distribution of such funds will not violate any Financial Covenant. Notwithstanding the preceding sentence and irrespective of the occurrence of the events described in clauses (i), (ii) or
(iii) of the immediately preceding sentence, the Guarantor may at all times pay dividends either (A) as required by Applicable Law to maintain its REIT status and/or (B) to its preferred equity holders.

     (dd) Extension or Amendment of Purchased Items. The Seller shall not, except as otherwise permitted in Section 6(e)(iii) of this Repurchase Agreement, extend, amend, waive or otherwise modify, or permit any Servicer or PSA Servicer to extend, amend, waive or otherwise modify, the material terms of any Purchased
Item.

     (ee) Inconsistent Agreements. The Seller and the Guarantor shall not, and shall not permit the Pledgor to, directly or indirectly, enter into any agreement containing any provision that would be violated or breached by any
Transaction hereunder or by the performance by the Seller, the Guarantor or the
Pledgor of its obligations under any Repurchase Document.

     (ff) Distributions in Respect of Purchased Items. If the Seller shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Purchased Items, or otherwise in respect thereof, the
Seller shall accept the same as the Buyer's agent, hold the same in trust for the Buyer and deliver the same forthwith to the Buyer (or its designee) in the exact form received, together with duly executed instruments of transfer or assignment in blank and such other documentation as the Buyer shall reasonably request. If any sums of money or property are paid or distributed in respect of the Purchased Items and received by the Seller (other than the Borrower Reserve
Payments), the Seller shall promptly pay or deliver such money or property to the Buyer and, until such money or property is so

                                   Annex I-73

paid or delivered to the Buyer, hold such money or property in trust for the
Buyer, segregated from other funds of the Seller.

     (gg) Governing Documents. The Seller shall comply with its Governing
Documents and shall not amend its Governing Documents without the prior written consent of the Buyer.

     (hh) Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Default or Event of Default if such action is taken or condition exists.

     (ii) Limitation on Indebtedness. The Seller shall not create, incur, assume or suffer to exist any Indebtedness (including, but not limited to, any credit or repurchase facility), Guarantee Obligation or Contractual Obligation of the
Seller, except Indebtedness, Guarantee Obligations and Contractual Obligations
of the Seller permitted under this Agreement.

     (jj) Unrelated Activities. The Seller shall not engage in any activity other than activities specifically permitted by this Section 5, including, but not limited to, investment in real estate related assets and the purchasing, financing and holding of commercial mortgage-backed securities and activities incident thereto.

     (kk) Separateness. The Seller shall not take any action or fail to take any action that would cause it to violate or be inconsistent with the representations and warranties in Paragraph 10(qq) of the Repurchase Agreement.

     (ll) Pledge and Security Agreement. Neither the Seller nor the Guarantor
shall take any direct or indirect action inconsistent with the Pledge and
Security Agreement or the security interest granted thereunder to the Buyer in the Equity Interests.

     (mm) Guarantor Status. The Guarantor shall remain listed on a nationally recognized securities exchange in good standing. The Guarantor may change its status as a REIT provided it remains in compliance with the Financial Covenants in all respects.

     (nn) Patriot Act. Each of the Seller and the Guarantor shall comply with the Applicable Laws referenced to in Paragraph 10(p) and (q) of this Repurchase
Agreement.

     (oo) Seller Subsidiaries. The Seller shall not create, form or permit to exist any Subsidiary prior to the later of (i) the Facility Maturity Date (as it may be extended in accordance with this Repurchase Agreement) and (ii) the indefeasible payment in full of the Obligations.

     6.   SERVICING.

     (a) Appointment.

          (i) The Buyer hereby appoints the Seller as its agent to service the
     Purchased Items and enforce its rights in and under such Purchased Items.
     The Seller hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto as set forth herein.

          (ii) The Seller covenants to maintain or cause the servicing of the
     Purchased Items to be maintained in conformity with Accepted Servicing
     Practices. In the event that the preceding

                                   Annex I-74

     language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (A) an Event of Default, (B) the date on which the Repurchase
     Agreement terminates or the Seller repurchases any related Purchased Asset, or (C) the transfer of servicing approved in writing by the Buyer.

     (b) Seller as Servicer. If the Purchased Assets are serviced by the Seller, the Seller agrees that, until the repurchase of a Purchased Asset on a
Repurchase Date, the Buyer is the owner of all servicing records for the period that the Buyer owns the Purchased Items, including, but not limited to, any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, computer programs, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of such
Purchased Assets (the "Servicing Records"). The Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee
(including the Custodian) at the Buyer's request.

     (c) Third Party Servicer. If the Purchased Assets are serviced by a
Servicer or a PSA Servicer pursuant to a Servicing Agreement or Pooling and
Servicing Agreement, as applicable, the Seller (i) shall, in accordance with
Section 3(b)(viii) of this Repurchase Agreement, provide to the Buyer (subject to the last sentence of this Section 6(c)) a copy of each Servicing Agreement
(which agreements shall be in form and substance reasonably acceptable to the
Buyer), and each Pooling and Servicing Agreement, and a Servicer Notice substantially in the form of Exhibit VIII hereto, fully executed by the Seller and the related Servicer or PSA Servicer (in the case of a Pooling and Servicing
Agreement for a Mortgage Asset that is not a Whole Loan, the Buyer may at its discretion waive the requirement of an executed Servicer Notice), and (ii)
hereby irrevocably assigns to the Buyer and the Buyer's successors and assigns all right, title and interest of the Seller in, to and under, and the benefits of (but not the obligations of), each Servicing Agreement and each Pooling and
Servicing Agreement with respect to the Purchased Items. Notwithstanding the fact that the Seller has contracted with a Servicer or PSA Servicer to service the Purchased Items, the Seller shall remain liable to the Buyer for the acts of the Servicers and the PSA Servicer and for the performance of the duties and obligations set forth herein. The Seller agrees that no Person shall assume the servicing obligations with respect to the Purchased Assets as successor to a
Servicer or PSA Servicer unless such successor is approved in writing by the
Buyer prior to such assumption of servicing obligations. Unless otherwise approved in writing by the Buyer, if the Purchased Assets are serviced by a
Servicer or PSA Servicer, such servicing shall be performed pursuant to a written Servicing Agreement or Pooling and Servicing Agreement approved by the
Buyer.

     (d) Duties of the Seller.

          (i) Duties. The Seller shall take or cause to be taken all such actions as may be necessary or advisable to collect all Income and all other amounts due or recoverable with respect to the Purchased Items from time to time, all in accordance with Applicable Laws, with reasonable care and diligence, and in accordance with the standard set forth in Section
     6(a)(ii) of this Repurchase Agreement.

          (ii) Buyer's Rights. Notwithstanding anything to the contrary contained herein, the exercise by the Buyer of its rights hereunder shall not release the Seller from any of its duties or responsibilities with respect to the Purchased Items. The Buyer shall not have any obligation or liability with respect to any Purchased Items, nor shall any of them be obligated to perform any of the obligations of the Seller hereunder.

                                   Annex I-75

     (e) Authorization of the Seller.

          (i) The Buyer hereby authorizes the Seller (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Purchased
     Items to the Buyer, to collect all amounts due under any and all Purchased
     Items, including, without limitation, endorsing checks and other instruments representing Income, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the
     Purchased Items and, after the delinquency of any Purchased Item and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Seller could have done if it had continued to own such Purchased
     Items. The Buyer shall furnish the Seller (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties hereunder and shall cooperate with the Seller to the fullest extent in order to ensure the collectability of the Purchased Items. In no event shall the Seller be entitled to make the Buyer a party to any litigation without the Buyer's express prior written consent.

          (ii) Subject to all other rights of the Buyer contained herein, after an Event of Default has occurred and is continuing, at the direction of the
     Buyer, the Seller shall take such action as the Buyer may deem necessary or advisable to enforce collection of the Purchased Items; provided, however, subject to all other rights of the Buyer contained herein, the Buyer may, at any time that an Event of Default has occurred and is continuing, notify any Borrower with respect to any Purchased Items of the assignment of such
     Purchased Items to the Buyer and direct that payments of all amounts due or to become due be made directly to the Buyer or any servicer, collection agent or lock-box or other account designated by the Buyer and, upon such notification and at the expense of the Seller, the Buyer may enforce collection of any such Purchased Items and adjust, settle or compromise the amount or payment thereof.

          (iii) With respect to each Purchased Asset and to the extent not otherwise specifically addressed otherwise in this Repurchase Agreement,
     (i) prior to an Event of Default, the Seller (and any Servicer or PSA
     Service on its behalf) shall not exercise any material rights of a holder of a Purchased Item under any document or agreement governing such
     Purchased Items (including amendments, modifications, waivers and alterations of any of the material terms of any Purchased Item) that affects the Market Value of such Purchased Item without first consulting with the Buyer prior to taking any action and, in the event the Buyer and the Seller cannot agree on a course of action, the Seller shall take only those actions as agreed to by the Buyer, and, (ii) after an Event of
     Default, the Seller shall not exercise any rights of a holder of such
     Purchased Items under any document or agreement governing such Purchased
     Items without the prior written consent of the Buyer.

     (f) [RESERVED].

     (g) [RESERVED].

     (h) [RESERVED].

     (i) Event of Default. If the servicer of the Purchased Items is the Seller, upon the occurrence of an Event of Default, the Buyer shall have the right to terminate the Seller as the servicer of the Purchased Items and transfer servicing to its designee, at no cost or expense to the Buyer, at any time

                                   Annex I-76

thereafter. If the servicer of the Purchased Items is not the Seller, the Buyer shall have the right, as contemplated in the applicable Servicer Notice, upon the occurrence of an Event of Default, to terminate any applicable Servicing
Agreement and any Pooling and Servicing Agreement to the extent the PSA Servicer signed a Servicer Notice and to transfer servicing to the Buyer or the Buyer's designee, at no cost or expense to the Buyer, it being agreed that the Seller will pay any and all fees required to terminate such Servicing Agreements and
Pooling and Servicing Agreements and to effectuate the transfer of servicing to the designee of the Buyer. The Seller shall fully cooperate and shall cause all
Servicers and applicable PSA Servicers to fully cooperate with the Buyer in transferring the servicing of the Purchased Items to the Buyer's designee.

     (j) [RESERVED].

     (k) Inspection. In the event the Seller or its Affiliates are servicing the
Purchased Items, the Seller shall permit the Buyer to inspect the Seller's or its Affiliate's servicing facilities, books and records and related documents and information, as the case may be, for the purpose of satisfying the Buyer that the Seller or its Affiliates, as the case may be, have the ability to service and are servicing the Purchased Items as provided in this Repurchase
Agreement. If a Servicer or PSA Servicer is servicing a Purchased Item, the
Seller shall cooperate with the Buyer in causing each Servicer and PSA Servicer to permit inspections of the Servicer's and PSA's facilities, books and records and related documents and information related to the Purchased Items.

     (l) [RESERVED].

     (m) Payment of Certain Expenses by Servicer. The Seller and any Servicer
will be required to pay all expenses incurred by them in connection with their activities under the Repurchase Documents, including fees and disbursements of independent accountants, Taxes imposed on the Seller or the Servicers, expenses incurred in connection with payments and reports pursuant to the Repurchase
Documents, and all other fees and expenses not expressly stated under the
Repurchase Documents for the account of the Seller. The Seller shall be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account, the Securities
Account and all other collection, reserve or lock-box accounts related to the
Purchased Items. The Seller shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the
Servicing Fee.

     (n) Pooling and Servicing Agreements. Notwithstanding the other provisions of this Section 6(n), to the extent the Purchased Items (or portions thereof)
are serviced by a PSA Servicer (other than the Seller or any Servicer) under a
Pooling and Servicing Agreement, (a) the standards for servicing those Purchased
Items shall be those set forth in the applicable Pooling and Servicing
Agreement, (b) the Seller shall enforce its rights and interests under such agreements for and on behalf of the Buyer, (c) the Seller shall instruct the applicable PSA Servicer to deposit all Income received in respect of the
Purchased Items into the Collection Account in accordance with Section 5(t), (d)
prior to an Event of Default, the Seller shall not take any action or fail to take any action or consent to any action or inaction under any Pooling and
Servicing Agreement where the effect of such action or inaction would prejudice the interests of the Buyer, (e) the Seller will not consent to any change or modification to any Pooling and Servicing Agreement, including, without limitation, any payment dates, interests rates, fees, payments of principal or interest, maturity dates, restrictions on Indebtedness or any monetary term or release any Borrower, guarantor or collateral without the prior written consent of the Buyer, and, (f) following an Event of Default, the Buyer shall be entitled to exercise any and all rights of the Seller under such Pooling and
Servicing Agreements as such rights relate to the Purchased Items. In addition, with respect to a CMBS Security, the Seller shall not exercise any material rights of a holder of a CMBS Security under any other document or agreement governing such CMBS Security without the prior written consent of the Buyer.

                                   Annex I-77

     (o) Servicer Default. Any material breach by any of the Seller, any of its
Servicers or any PSA Servicer of the obligations contained in this Section 6 of this Repurchase Agreement shall constitute a "Servicer Default".

     (p) Servicer. The Seller shall not permit or cause the Purchased Items to be serviced by a third party other than pursuant to the Servicing Agreements or the Pooling and Servicing Agreements or, if not serviced thereunder, by any
Servicer other than a Servicer expressly approved in writing by the Buyer
(including those pre-approved Servicers set forth on Schedule 5 hereto).

     7. COUNTERPARTS. This Repurchase Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     8. RECOURSE. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Buyer, the Seller or the Guarantor as contained in this Repurchase Agreement or any other Repurchase Document entered into by any such party pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of the Buyer, the Seller, the Pledgor or the Guarantor or any incorporator, Affiliate, owner, member, partner, stockholder, officer, director, employee, agent or attorney of the Buyer, the
Seller, the Pledgor or the Guarantor, or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Buyer, the Seller, the Pledgor and the Guarantor
contained in this Repurchase Agreement and all of the other agreements, instruments and documents entered into by any such party pursuant hereto or thereto or in connection herewith or therewith are, in each case, solely the corporate obligations of the Buyer, the Seller, the Pledgor and the Guarantor,
and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Buyer, the Seller, the Pledgor or the Guarantor or any
incorporator, owner, member, partner, stockholder, Affiliate, officer, director, employee, agent or attorney of the Buyer, the Seller, the Pledgor or the
Guarantor, or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Buyer, the
Seller, the Pledgor or the Guarantor contained in this Repurchase Agreement, the
Repurchase Documents or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of the Buyer, the Seller, the Pledgor and the Guarantor and
each incorporator, owner, member, partner, stockholder, Affiliate, officer, director, employee, agent or attorney of the Buyer, the Seller, the Pledgor and the Guarantor, or of any such administrator, or any of them, for breaches by the
Buyer, the Seller, the Pledgor or the Guarantor of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Repurchase
Agreement. The provisions of this Section 8 shall survive the termination of this Repurchase Agreement until the expiration of the applicable statute of limitations.

     9. SET-OFFS. In addition to any rights and remedies of the Buyer provided by this Repurchase Agreement, the Repurchase Documents and by Applicable Law,
the Buyer shall have the right, without prior notice to the Seller or the
Guarantor, any such notice being expressly waived by the Seller and the
Guarantor to the extent permitted by Applicable Law, upon any amount becoming due and payable by the Seller or the Guarantor to the Buyer hereunder, under the
Repurchase Documents or otherwise (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all monies and other property of the Seller or the Guarantor, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or

                                   Annex I-78

contingent, matured or unmatured, and in each case at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of the
Seller or the Guarantor. The Buyer agrees promptly to notify the Seller and the
Guarantor after any such set-off and application made by the Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The Seller and the Guarantor hereby waive any right of setoff it may have or to which it may be entitled under this Repurchase
Agreement from time to time against the Buyer or its assets.

     10. BINDING EFFECT. This Repurchase Agreement shall be binding upon and inure to the benefit of the Buyer, the Seller and the Guarantor and their respective successors and permitted assigns.

     11. INDEMNIFICATION.

     (a) The Seller agrees to hold the Buyer, the Swap Counterparty and their
Affiliates and the Buyer's, the Swap Counterparty's and their Affiliates'
officers, directors, shareholders, employees, agents, Affiliates and advisors
(each an "Indemnified Party" and collectively the "Indemnified Parties")
harmless from and indemnify any Indemnified Party against all out-of-pocket liabilities, out-of-pocket losses, out-of-pocket damages, judgments, out-of-pocket costs and out-of-pocket expenses of any kind that may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the
"Indemnified Amounts") in any way relating to, arising out of or resulting from
(i) this Repurchase Agreement, the Repurchase Documents, the Mortgage Loan
Documents or any transaction or Transaction contemplated hereby or thereby, or any amendment, supplement, extension or modification of, or any waiver or consent under or in respect of, this Repurchase Agreement, the Repurchase
Documents, the Mortgage Loan Documents or any transaction or Transaction contemplated hereby or thereby, (ii) any Mortgage Asset and any Purchased Item,
(iii) any violation of Applicable Law related to any of the forgoing (including, without limitation, violation of securities laws and Environmental Laws), (iv)
ownership of the Repurchase Documents, the Mortgage Loan Documents, the
Purchased Items, the Equity Interests, the Underlying Mortgaged Property, any
other related Property or collateral or any part thereof or any interest therein or receipt of any Income or rents, (v) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about any Underlying
Mortgaged Property, any other related Property or collateral or any part thereof, the Purchased Items or on the adjoining sidewalks, curbs, parking areas, streets or ways, (vi) any use, nonuse or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, any
Underlying Mortgaged Property, any other related Property or collateral or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways, (vii) any failure on the part of the Seller, the Pledgor the Guarantor to perform or comply with any of the terms of the Mortgage Loan Documents or the
Repurchase Documents, (viii) performance of any labor or services or the furnishing of any materials or other property in respect of the Underlying
Mortgaged Property, any other related Property or collateral, the Purchased
Items or any part thereof, (ix) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any lease or other transaction involving any Underlying Mortgaged Property, any other related
Property or collateral, the Purchased Items or any part thereof or the
Repurchase Documents, (x) any Taxes including, without limitation, any Taxes attributable to the execution, delivery, filing or recording of any Repurchase
Document, any Mortgage Loan Document or any memorandum of any of the foregoing,
(xi) any Lien or claim arising on or against the Underlying Mortgaged Property, any other related Property or collateral, the Equity Interests, the Purchased
Items or any part thereof under any Applicable Law or any liability asserted against the Buyer with respect thereto, (xii) the claims of any lessee or any
Person acting through or under any lessee or otherwise arising under or as a consequence of any leases with respect to any Underlying Mortgaged Property, related Property or collateral, or (xiii) any of the Seller's, the Guarantor's and/or any of their Affiliate's conduct, activities, actions and/or inactions in connection with, relating to or arising out of any of the foregoing in clauses of this Section 11(a), that, in each case, results from anything other than any
Indemnified Party's gross negligence, bad faith or willful misconduct. Without limiting the generality of the foregoing, the Seller

                                   Annex I-79

agrees to hold any Indemnified Party harmless from and indemnify such
Indemnified Party against all Indemnified Amounts with respect to all Purchased
Items and Mortgage Assets relating to or arising out of any violation or alleged violation of, noncompliance with or liability under any Applicable Law
(including, without limitation, securities laws and Environmental Laws) that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Purchased Item for any sum owing thereunder, or to enforce any provisions of any Purchased Item, the Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the account debtor, obligor or Borrower thereunder arising out of a breach by the Seller, the Guarantor or an Affiliate of any of the foregoing any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor, obligor or Borrower or its successors from the Seller, the Guarantor or an Affiliate of any of the foregoing. The Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs, expenses and fees incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Repurchase Agreement, the Repurchase Documents, the Mortgage Loan Documents and any transaction or
Transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of its counsel.

     (b) Any amounts subject to the indemnification provisions of this Section
11 shall be paid by the Seller to the Indemnified Party within thirty (30) days following such Person's demand therefor.

     (c) The obligations of the Seller under this Section 11 shall survive the termination of this Repurchase Agreement until the expiration of the applicable statute of limitations.

     (d) Indemnification under this Section 11 shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the receipt of the indemnity provided hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits that is or was payable by the Indemnified
Party.

     12. JURISDICTION; WAIVER OF JURY TRIAL.

     (a) EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE
JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF
THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON
FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED
HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF
SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO
HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE,
WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO
ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP
BETWEEN ANY OF THEM IN CONNECTION WITH THIS REPURCHASE AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT
WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     13. AMENDMENTS AND WAIVERS. No amendment, waiver or other modification of any provision of this Repurchase Agreement shall be effective without the written agreement of each of the

                                   Annex I-80

Seller, the Buyer, the Guarantor and the Swap Counterparty to the extent the proposed amendment, waiver or other modification adversely affects the Swap
Counterparty. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14. CONFIDENTIALITY.

     (a) Each of the Buyer, the Seller and the Guarantor and their Affiliates shall maintain and shall cause each of its employees, officers, directors, managers, partners, owners, agents, members and shareholders to maintain the confidentiality of this Repurchase Agreement, the Repurchase Documents and all information with respect to the other parties, including all information regarding the business of such other parties obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that the Buyer, the Seller and the Guarantor and their respective employees, officers, directors, managers, partners, owners, agents, members and shareholders may (i) disclose such information to its external accountants, attorneys, investors, potential investors and the agents of such Persons ("Excepted Persons"); provided, however, that each Excepted
Person shall, as a condition to any such disclosure, agree for the benefit of the Buyer that such information shall be used solely in connection with such
Excepted Person's evaluation of, or relationship with, the Seller, the
Guarantor, the Pledgor and their Affiliates, (ii) disclose such information as is required by Applicable Law, and (iii) disclose this Repurchase Agreement, the
Repurchase Documents and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving this Repurchase Agreement or the Repurchase Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies or interests under or in connection with this
Repurchase Agreement or the Repurchase Documents. It is understood that the financial terms that may not be disclosed except in compliance with this Section
14 include, without limitation, all fees and other pricing terms, and all Events of Default and priority of payment provisions.

     (b) Anything herein to the contrary notwithstanding, each of the Buyer, the
Seller and the Guarantor hereby consents to the disclosure of any nonpublic information with respect to it (i) to any other party, (ii) to any permitted prospective or actual assignee, participant or pledgee of any of them , or (iii)
to any officers, directors, employees, agents, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Buyer, the Seller and the Guarantor may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information (A) if required to do so by any Applicable Law, (B) to any Government Authority having or claiming authority to regulate or oversee any respects of the Buyer's, the
Seller's or the Guarantor's business or that of their Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Buyer, , the
Seller, the Guarantor or an officer, director, employer, shareholder, owner, member, partner, agent, employee or Affiliate of the Buyer, the Seller or the
Guarantor is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the
Buyer, the Seller or the Guarantor, as applicable, or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of any custodian appointed by the Buyer, the Seller or the Guarantor having a need to know the same, provided that such custodian advises such recipient of the confidential nature of the information being disclosed; or (iii) any other disclosure authorized by the Buyer, the Seller or the Guarantor.

                                   Annex I-81

     (d) Notwithstanding anything to the contrary contained herein or in any related document, all Persons may disclose to any and all Persons, without limitation of any kind, the federal income tax treatment of any of the transactions contemplated by this Repurchase Agreement, the Repurchase Document and any other related document, any fact relevant to understanding the federal tax treatment of such transactions and all materials of any kind (including opinions or other tax analyses) relating to such federal income tax treatment.

     15. SWAP COUNTERPARTY. The Swap Counterparty shall be a third party beneficiary of the terms and provisions of this Repurchase Agreement and the other Repurchase Documents. Notwithstanding anything contained herein to the contrary, all representations, warranties, duties and covenants of the Seller and the Guarantor to or for the benefit of the Buyer shall also be to and for the benefit of the Swap Counterparty, regardless of whether the same is expressly stated in each instance.

     16. [RESERVED].

     17. COSTS AND EXPENSES.

     (a) The Seller agrees to pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred by the Buyer in connection with the development, preparation and execution of, and any amendment, supplement, extension or modification to, this Repurchase Agreement, the
Repurchase Documents, any Transaction hereunder and any other documents and agreements prepared in connection herewith or therewith. The Seller agrees to pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation,
(i) all the reasonable fees, disbursements and expenses of counsel to the Buyer and (ii) all the due diligence, inspection, testing, review, recording, travel, lodging or other administrative costs and expenses incurred by the Buyer with respect to the Buyer's review, consideration and purchase or proposed purchase of any Mortgage Asset or any Purchased Item under this Repurchase Agreement and the other Repurchase Documents (including any costs necessary or incidental to the execution of any Transaction under this Repurchase Agreement), including, but not limited to, those costs and expenses incurred by the Buyer and reimbursable by the Seller pursuant to Section 11 of this Repurchase Agreement.

     (b) The Seller shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Repurchase Agreement, the
Repurchase Documents or the other documents to be delivered hereunder or thereunder or the funding or maintenance of Transactions hereunder.

     18. LEGAL MATTERS.

     (a) In the event of any conflict between the terms of this Repurchase
Agreement, any other Repurchase Document and any Confirmation, the documents shall control in the following order of priority: first, the terms of the
Confirmation shall prevail, then the terms of this Repurchase Agreement shall prevail, and then the terms of the other Repurchase Documents shall prevail.

     (b) Each of the Seller and the Guarantor hereby acknowledges that:

          (i) it has been advised by counsel of its choosing in the negotiation, execution and delivery of the Repurchase Documents;

          (ii) it has no fiduciary relationship with the Buyer (including under any Repurchase Document); and

                                   Annex I-82

          (iii) no joint venture exists with the Buyer.

     19. PROTECTION OF RIGHT, TITLE AND INTEREST; FURTHER ACTION EVIDENCING
TRANSACTIONS.

     (a) The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that the Buyer may reasonably request in order to perfect, protect or more fully evidence the Transactions hereunder and the security interest granted in the Purchased Items, or to enable the Buyer to exercise and enforce its rights and remedies hereunder, under any Repurchase Document or under any
Purchased Item.

     (b) If the Seller fails to perform any of its obligations hereunder, the
Buyer may (but shall not be required to) perform, or cause performance of, such obligation; and the Buyer's reasonable costs and expenses incurred in connection therewith shall be payable by the Seller. The Seller irrevocably appoints the
Buyer as its attorney-in-fact and authorizes the Buyer to act on behalf of the
Seller to file financing statements necessary or desirable in the Buyer's discretion to perfect and to maintain the perfection and priority of the security interest in the Purchased Items. This appointment is coupled with an interest and is irrevocable.

     20. REVIEW OF DUE DILIGENCE AND BOOKS AND RECORDS. Each of the Seller and
the Guarantor acknowledge that the Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Items and the Seller and the
Guarantor for purposes of verifying compliance with the representations, warranties, covenants, agreements and specifications made hereunder, under the
Repurchase Documents or otherwise, and each of the Seller and the Guarantor agree that, upon reasonable (but no less than one (1) Business Day's) prior notice, unless an Event of Default shall have occurred, in which case no notice is required, to the Seller or the Guarantor, as applicable, the Buyer or its authorized representatives shall be permitted during normal business hours to examine, inspect, and make copies and extracts of, the books and records of the
Seller and the Guarantor, the Mortgage Asset Files and any and all documents, records, agreements, instruments or information relating to the Purchased Items in the possession or under the control of the Seller, the Guarantor, and/or the
Custodian. Each of the Seller and the Guarantor also shall make available to the
Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Seller, the Guarantor, the Mortgage Asset
Files and the Purchased Items. Each of the Seller and the Guarantor shall also make available to the Buyer any accountants or auditors of the Seller and the
Guarantor to answer any questions or provide any documents as the Buyer may require. The Seller and the Guarantor shall also cause each of the Servicers and
PSA Servicers (to the extent permitted under the applicable Pooling and
Servicing Agreement) to cooperate with the Buyer by permitting the Buyer to conduct due diligence reviews of files of each such Servicer and PSA Servicer.
Without limiting the generality of the foregoing, each of the Seller and the
Guarantor acknowledge that the Buyer may purchase Purchased Items from the
Seller based solely upon the information provided by the Seller or the Guarantor to the Buyer in the Seller Asset Schedule and the representations, warranties and covenants contained herein, and that the Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Items purchased in a Transaction, including, without limitation, ordering new credit reports and new appraisals on the related
Underlying Mortgaged Properties and otherwise re-generating the information used to originate such Purchased Items. The Buyer may underwrite such Purchased Items itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each of the Seller and the Guarantor agrees to cooperate with the
Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Items in the possession, or under the control, of the Seller or the Guarantor. The Seller shall

                                   Annex I-83

pay all out-of-pocket costs and expenses incurred by the Buyer in connection with the Buyer's activities pursuant to this Section 20.

     21. TIME OF THE ESSENCE. Time is of the essence with respect to all obligations, duties, covenants, agreements, notices or actions or inactions of the Buyer, the Seller and the Guarantor under this Repurchase Agreement and the other Repurchase Documents.

     22. CONSTRUCTION. This Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party or which party's counsel prepared this Repurchase Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             [SIGNATURES TO FOLLOW]

                                   Annex I-84

     IN WITNESS WHEREOF, the parties have executed this Annex I by their duly authorized signatories as of the date hereof.

THE BUYER:                           WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, a national banking association

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                     Wachovia Bank, National Association
                                     One Wachovia Center, Mail Code: NC0166
                                     301 South College Street
                                     Charlotte, North Carolina 28288
                                     Attention:        Marianne Hickman
                                     Facsimile No.:    (704) 715-0066
                                     Confirmation No.: (704) 715-7818

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                   Annex I-85

THE SELLER:                          NRFC WA HOLDINGS, LLC,
                                     a Delaware limited liability company

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                     Address for Notices:

                                     NRFC WA Holdings, LLC
                                     c/o NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:        Mark E. Chertok
                                                       Richard McCready
                                                       Daniel R. Gilbert
                                     Facsimile No.:    (212) 208-2651
                                                       (212) 319-4558
                                     Confirmation No.: (212) 319-2618
                                                       (212) 319-2623
                                                       (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York 10022
                                     Attention:        Robert J. Grados, Esq.
                                     Facsimile No.:    (212) 230-7830
                                     Confirmation No.: (212) 318-6923

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                   Annex I-86

THE GUARANTOR:                       NORTHSTAR REALTY FINANCE CORP.,
                                     a Maryland corporation

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                     Address for Notices:

                                     NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:        Mark E. Chertok
                                                       Richard McCready
                                                       Daniel R. Gilbert
                                     Facsimile No.:    (212) 208-2651
                                                       (212) 319-4558
                                     Confirmation No.: (212) 319-2618
                                                       (212) 319-2623
                                                       (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York 10022
                                     Attention:        Robert J. Grados, Esq.
                                     Facsimile No.:    (212) 230-7830
                                     Confirmation No.: (212) 318-6923

                                   Annex I-87